Registration No. 333-65048

811-07837

As Filed with the Securities and Exchange Commission on April 27, 2020

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.    34        ☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.     59        ☑

Delaware Life Variable Account G

Registrant

Delaware Life Insurance Company

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor's Address

(844) 448-3519

Depositor's Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on April 29, 2020 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL

Delaware Life Variable Account G

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

April 29, 2020

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

MFS® Total Return Series (Service Class)

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Service Class)

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

PIMCO Real Return Portfolio (Administrative Class)

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)

International/Global Equity

AB International Growth Portfolio (Class B)

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

Fidelity® VIP Overseas Portfolio (Service Class 2)4

Invesco V.I. International Growth Fund (Series I Shares)

MFS® Global Research Portfolio (Service Class)

MFS® International Growth Portfolio (Service Class)

Templeton Foreign VIP Fund (Class 2)

Templeton Growth VIP Fund (Class 2)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Mid Cap Equity

BNY Mellon Investment Portfolios MidCap Stock Portfolio (Initial Shares)8

Delaware VIP Smid Cap Core Series (Standard Class)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I Shares)9

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Growth Series (Service Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I)

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)6

Large Cap Equity

AB Growth and Income Portfolio (Class B)

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

BNY Mellon Stock Index Fund, Inc. (Initial Shares)10

Fidelity® VIP Contrafund® Portfolio (Service Class 2)5

Fidelity® VIP Growth Portfolio (Service Class 2)4

Goldman Sachs Strategic Growth Fund (Institutional Class)

Goldman Sachs U.S. Equity Insights Fund (Institutional Class)

Invesco Oppenheimer V.I. Capital Appreciation Fund (Series I Shares)11

Invesco V.I. American Franchise Fund (Series I Shares)

Invesco V.I. Core Equity Fund (Series I Shares)

MFS® Blended Research Core Equity Portfolio (Service Class)

MFS® Core Equity Portfolio (Service Class)

MFS® Growth Series (Service Class)

MFS® Massachusetts Investors Growth Stock Portfolio (Service Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Value Series (Service Class)

Rydex Variable Trust Nova Fund3

Rydex Variable Trust NASDAQ-100® Fund3

T. Rowe Price Equity Income Portfolio3

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

AB Small Cap Growth Portfolio (Class B)7

Delaware VIP Small Cap Value Series (Standard Class)

DWS Small Cap Index VIP (Class B)2

Invesco V.I. Small Cap Equity Fund (Series I Shares)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Service Class)1

Specialty/Sector Equity

AB Global Thematic Growth Portfolio (Class B)

MFS® Utilities Series (Service Class)

Multi Sector Bond

MFS® Strategic Income Portfolio (Service Class)

[1]	On and after July 1, 2008, this investment option is not open to new premium or transfers.

[2]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[3]	This Fund does not have different share classes.

[4]	This Portfolio is in Variable Insurance Products Fund.

[5]	This Portfolio is in Variable Insurance Products Fund II.

[6]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[7]	This Portfolio is not an available investment option for Policies with Investment Start Dates on or after February 1, 2013.

[8]	Formerly known as Dreyfus Investment Portfolios MidCap Stock Portfolio.

[9]	Formerly known as Invesco V.I. Mid Cap Growth Fund.

[10]	Formerly known as Dreyfus Stock Index Fund, Inc.

[11]	Formerly known as Oppenheimer Capital Appreciation Fund/VA.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (888) 594-2654. Your election to receive reports in paper form will apply to all Funds available under your Policy.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any sales load refund due at surrender, plus

•	any Enhanced Cash Surrender Value endorsement benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

If the Guideline Premium Test applies, You have a choice of two death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Account Value (Option B).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.

After the first Policy Year, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

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When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years. “Expense Charge Applied to Premium” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within the later of 45 days after You sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1]		(as a % of premium)

Premium Tax	Upon premium receipt
Maximum Charge:		4%
Current Charge:		2%

DAC Tax	Upon premium receipt
Maximum Charge:		1.25%

Sales Load on Premium up to and Including Target Premium[2]	Upon premium receipt
Maximum Charge:		8.75%

Sales Load on Premium in Excess of Target Premium[2]	Upon premium receipt
Maximum Charge:		2.25%

Illustration Charge	Upon fulfillment of illustration request
Maximum Charge:		$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[3] Maximum Charge: Minimum Charge[4]: Representative Owner Charge[4]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.09

Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	Daily	(on the assets allocated to the investment options in the Variable Account) 0.60% per year 0.40% per year

Monthly Expense Charge	At the beginning of each Policy Month	$13.75

Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%

Flat Extra Charge[7] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

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OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):

Charge	When Charge is Deducted	Amount Deducted

Additional Protection Benefit (“APB”) Rider[8]

Maximum Cost of Insurance Charge:

Minimum Cost of Insurance Charge[4]:

Representative Owner Cost of Insurance Charge[4]:

(male, preferred, non-tobacco,
Issue Age 45, Policy Year 1)

	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.09

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2019. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
	Minimum	Maximum
Total Annual Fund Expenses (reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.27%	1.79%

[1]	The Expense Charge Applied to Premium is deducted from premium received.

[2]

The Sales Load on Premium up to and Including Target Premium in Policy Years 1-7 is guaranteed not to exceed 8.75%. The Load is not applicable beyond Policy Year 7. The Sales Load on Premium in Excess of Target Premium in Policy Years 1-7 is guaranteed not to exceed 2.25%. The Load is not applicable beyond Policy Year 7.

[3]

The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO Mortality Tables). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk Charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

[7]	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

[8]

The charge varies based on the length of time the Rider has been in force and the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO Mortality Tables). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

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ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

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The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling 888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BNY Mellon Investment Adviser, Inc. advises the BNY Mellon Portfolios and BNY Mellon Stock Index Fund, Inc. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Delaware Management Company advises the Delaware Series with Macquarie Investment Gobal Limited and Macquarie Funds Management Hong Kong Limited serving as subadvisers. DWS Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds. Invesco Advisers, Inc. advises the Invesco Funds. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Neuberger Berman Investment Advisors, LLC advises the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Security Investors, LLC advises the Rydex Variable Trust Funds. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund. T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable

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Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Policies for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Policies, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Policies. These payments are generally based on a percentage of the daily assets of the Funds under the Policies and other variable policies offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Policy, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Policies. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Subaccounts under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Policy.

Fees, Expenses, and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

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Potential Conflict

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets. Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

ABOUT THE POLICY

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation

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Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied, which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified tax professional when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

•

the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

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If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except

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during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Service Office. An allocation change will be effective as of the date our Service Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.

We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium. Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or

•	the termination of the Policy.

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MATURITY DATE EXTENSION RIDER

You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply). No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made. The Base Death Benefit will be equal to the Account Value. There is no charge for this rider.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply), and may be subject to tax consequences. We recommend that You receive counsel from a qualified tax professional. This rider may not be available in all states.

ENHANCED CASH SURRENDER VALUE ENDORSEMENT

This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The benefit is a return of a certain percentage of premium paid. Percentages for each Policy Year are shown in this endorsement. The amount available for Policy loan or partial surrender will not increase due to this endorsement. For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement. This endorsement may not be available in all states and is provided at no charge.

FIXED ACCOUNT ENDORSEMENT

All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.

DIRECTED DEDUCTIONS ENDORSEMENT

All Policies include the Directed Deductions Endorsement. This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken. This endorsement may not be available in all states and is provided at no charge. If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has two death benefit options. You will be required to select one of them in the Policy application.

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Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.

Changes in the Death Benefit Option

If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order.

If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to our Service Office in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

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•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. You should consult a qualified tax professional before decreasing the Specified Face Amount or APB Rider Face Amount.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

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If accompanied by proper allocation instructions, premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options

The Account Value in the investment options on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the investment options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, plus

•	that portion of any interest credited to the Loan Account which is allocated to an investment option during the current Valuation Period; minus

•	that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

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Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, plus or minus

•

a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from the investment options to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

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Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

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Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or

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restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus

•	the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Service Office. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.

You may allocate a partial surrender among the Sub-Accounts. If You do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts of the Variable Account in the same proportion that the Account Value of each Sub-Account of the Variable Account bears to the aggregate Account Value less the Loan Account of all Sub-Accounts of the Variable Account on the date of partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%. You may

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allocate the policy loan among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, by order, permits postponement for the protection of policyowners;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

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CHARGES, DEDUCTIONS AND REFUNDS

Expense Charges Applied to Premium

We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4% for all states.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium. There are no sales load charges after Policy Year 7. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender

If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. Our current effective annual rates as a percentage of assets are-

•	0.40% for Policy Years 1 through 10;

•	0.25% for Policy Years 11 through 20; and

•	0.20% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month. Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

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Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where-

(1)

is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)

is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.03 and the representative owner charge is $0.09. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 CSO Mortality Tables.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or after January 1, 2020, the rates are based on 125% of the 2017 CSO Mortality Tables, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the rates are based on 125% of the 2001 CSO Mortality Tables, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 CSO Mortality Tables, unless the Insured has been rated a substandard risk.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In

23

addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

TERMINATION OF POLICY

The Policy will terminate at the earliest of-

•	the date we receive (in Good Order) your request to surrender, or

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death; or

•	the date of maturity.

OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in satisfactory written form. The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office. We are not responsible for the validity or legal effect of any assignment.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may-

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary; and

•	exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner

24

designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice of the requested action. The request must be filed at our Service Office and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Conversion

You may convert the Policy into a flexible premium universal life policy during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy. The new policy will be issued with the same Class and rating as the Policy without new evidence of the Insured’s insurability. This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy. Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

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Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

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Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is-

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements

27

with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an

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individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2017, 2018, and 2019, $348,942, $265,666, and $260,732, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.

Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

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Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

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Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under

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the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution. If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

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Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of

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the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2019, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,400,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

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Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective

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operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value - The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider - An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit - The death benefit under the APB Rider.

APB Rider Face Amount - The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk - The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age - The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit - The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day - Any day that we are open for business.

Cash Surrender Value - The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit - The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium - The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account - The portion of the Account Value funded by assets invested in our General Account.

Flat Extra - An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund - A mutual fund in which a Sub-Account invests.

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General Account - The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured - The person on whose life the Policy is issued.

Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date - The date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Business Day we approve the application for a Policy, or

•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age - The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium - The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium - The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.

Policy - The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt - The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

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Policy Net Amount at Risk - The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender - The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

SEC - Securities and Exchange Commission.

Service Office - Delaware Life Insurance Company (Attn: Corporate Markets), 1601 Trapelo Road, Suite 30, Waltham, MA 02451, or such other address as we may specify to You by written notice.

Specified Face Amount - The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account.

Target Premium - An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.

Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount - The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit - A unit of measurement that we use to calculate the value of each investment option.

Unit Value - The value of each Unit of assets in an investment option.

Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period - The period of time from one Valuation Date to the next Valuation Date. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account - Delaware Life Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

You - The owner of the Policy.

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The SAI includes additional information about Delaware Life Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-65048

Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT G

April 29, 2020

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated April 29, 2020. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

The immediate corporate parent of Delaware Life Insurance Company is Group One Thousand One, LLC. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

Delaware Life Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account is fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account G as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the

2

Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of:

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

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You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2017, 2018, and 2019, were approximately $1,804,229, $1,558,097, and $1,424,316, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. For Policies with Investment Start Dates on or after January 1, 2009 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 CSO Mortality Tables.

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become

4

effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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Delaware Life

Variable Account G

Financial Statements as of and for the Year Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2019

Page(s)
Report of Independent Registered Public Accounting Firm	................................................................................................ 1-3
Financial Statements

Statements of Assets and Liabilities...................................................................................................................................4-10

Statements of Operations..................................................................................................................................................11-54

Statements of Changes in Net Assets..............................................................................................................................55-120

Notes to the Financial Statements.................................................................................................................................121-153

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account G:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account G indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account G as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22) (1)
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) (1)
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	Invesco V.I. Small Cap Equity Fund I Sub-Account (I76) (1)
Janus Henderson VIT Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)
AB VPS International Value Portfolio (Class A) Sub-Account (IVP) (1)	(1)
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19) (1)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7) (1)
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM) (1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43) (1)
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)	JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32) (1)
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	(LRI) (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-	Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27)
Account (308) (1)	(2)
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301) (1)	MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304) (1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account
(307) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-
Account (306) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303) (1)	MFS VIT I Growth Series Service Class Sub-Account (M80) (1)
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)	MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)
(1)	MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41) (1)
American Funds Insurance Series International Fund Class 2 Sub-Account (300) (1)	MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)
BlackRock Advantage U.S. Total Market V.I. Fund (Class I) Sub-Account (MSV) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) (1)	MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV) (1)	MFS VIT I Value Series Service Class Sub-Account (M08) (1)
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

DWS CROCI U.S. VIP Class A Sub-Account (001) (1)	MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)
DWS Small Cap Index VIP Class A Sub-Account (SSI) (1)	MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0) (1)
DWS Small Cap Index VIP Class B Sub-Account (D55) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)
DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)	MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1) (1)
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-
Account (D18) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3) (1)
BNY Mellon Investment Portfolios: Technology Growth Portfolio, Initial Shares Sub-
Account (DTG) (1)	MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6) (1)
BNY Mellon Stock Index Fund Inc., Initial Shares Sub-Account (DSI) (1)	MFS VIT II Global Research Portfolio S Class Sub-Account (MC9) (1)
BNY Mellon Variable Investment Fund: Appreciation Portfolio, Initial Shares Sub-
Account (DCA) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio, Initial
Shares Sub-Account (DSC) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)
BNY Mellon Variable Investment Fund: Growth and Income Portfolio, Initial Shares
Sub-Account (DGI) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)
BNY Mellon Variable Investment Fund: Quality Bond Portfolio, Initial Shares Sub-
Account (DQB) (1)	MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)
Fidelity VIP Balanced I Class Sub-Account (FVI) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI) (1)	(MD6) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1) (1)	(MB3) (1)
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2) (1)	MFS VIT II Research International Portfolio I Class Sub-Account (ME2) (1)
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3) (1)	MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7) (1)
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG) (1)	(MB8) (1)
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class I Sub-Account
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP) (1)	(VMG) (1)
Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG) (1)	(3)
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC) (1)	Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC) (1)
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)
(1)	(1)
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF) (1)	Neuberger Berman AMT Sustainable Equity Portfolio Class I Sub-Account (NSE) (4)
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91) (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)
First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	Invesco Oppenheimer V.I. Global Fund, Series I Sub-Account (OGS) (1)
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I Sub-Account (OSC)
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS) (1)	(1)
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	(P10) (1)
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC) (1)	Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

2

Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE) (1)	Rydex VT Nova Fund Sub-Account (R02) (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)	Rydex VT Nasdaq-100 Fund Sub-Account (R03) (1)
Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)	T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC) (1)
Invesco V.I. Comstock Fund Series I Sub-Account (VCP) (1)	T. Rowe Price Equity Income Portfolio Sub-Account (REI) (1)
Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)	T. Rowe Price New America Growth Portfolio Sub-Account (RNA) (1)
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)	Wanger USA Sub-Account (W42) (1)
Invesco V.I. International Growth Fund I Sub-Account (A21) (1)

(1) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.

(2) Statement of operations for the period January 1, 2019 to July 31, 2019 (date of liquidation) and statement of changes in net assets for the period January 1, 2019 to July 31, 2019 (date of liquidation) and the year ended December 31, 2018.

(3) Statement of operations for the period January 1, 2019 to April 30, 2019 (date of liquidation) and statement of changes in net assets for the period January 1, 2019 to April 30, 2019 (date of liquidation) and the year ended December 31, 2018.

(4) Statement of operations and statement of changes in net assets for the period April 30, 2019 (commencement of operations) through December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account G based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account G in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 27, 2020

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account G since 2013.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

3

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

			Assets
			Investments at fair
	Shares	Cost	value	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	1	$15	$25	$25	$25
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	40,023	1,215,022	1,191,098	1,191,098	1,191,098
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	74,378	1,322,126	1,721,856	1,721,856	1,721,856
AB VPS International Value Portfolio (Class A) Sub-Account (IVP)	58	756	831	831	831
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19)	11,707	149,883	207,793	207,793	207,793
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM)	12,658	247,469	226,704	226,704	226,704
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	20,362	452,420	462,020	462,020	462,020
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	7,006	161,182	200,994	200,994	200,994
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	105,101	1,407,702	1,407,302	1,407,302	1,407,302
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	63,292	665,452	697,475	697,475	697,475
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	12,487	370,434	402,583	402,583	402,583
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	9,983	147,887	158,629	158,629	158,629
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	13,531	305,409	352,085	352,085	352,085
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	4,211	316,210	339,272	339,272	339,272
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	13,859	663,734	694,073	694,073	694,073
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	14,143	145,158	137,191	137,191	137,191
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	899,505	17,494,559	18,691,713	18,691,713	18,691,713
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	42,414	717,655	726,134	726,134	726,134
BlackRock Advantage U.S. Total Market V.I. Fund (Class I) Sub-Account (MSV)	23,209	575,289	572,106	572,106	572,106
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	31	989	1,148	1,148	1,148
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58)	3	32	34	34	34
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	230,840	3,289,420	3,391,033	3,391,033	3,391,033
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	126,575	4,907,316	4,847,815	4,847,815	4,847,815
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37)	53,580	1,296,262	1,237,161	1,237,161	1,237,161
DWS CROCI U.S. VIP Class A Sub-Account (001)	67	970	1,076	1,076	1,076
DWS Small Cap Index VIP Class A Sub-Account (SSI)	43,861	709,775	744,319	744,319	744,319
DWS Small Cap Index VIP Class B Sub-Account (D55)	113,599	1,794,915	1,927,772	1,927,772	1,927,772
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	80,639	1,242,307	1,103,943	1,103,943	1,103,943
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) ¹	33,955	673,864	632,914	632,914	632,914
BNY Mellon Investment Portfolios: Technology Growth Portfolio, Initial Shares Sub-Account (DTG) ¹	26,984	568,602	681,614	681,614	681,614
BNY Mellon Stock Index Fund Inc., Initial Shares Sub-Account (DSI) ¹	1,650,186	86,883,056	98,928,633	98,928,633	98,928,633
BNY Mellon Variable Investment Fund: Appreciation Portfolio, Initial Shares Sub-Account (DCA) ¹	95,218	4,027,720	4,071,523	4,071,523	4,071,523
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio, Initial Shares Sub-Account
(DSC) ¹	3,184	130,245	133,023	133,023	133,023
BNY Mellon Variable Investment Fund: Growth and Income Portfolio, Initial Shares Sub-Account (DGI)
¹	1,308	38,078	41,609	41,609	41,609
BNY Mellon Variable Investment Fund: Quality Bond Portfolio, Initial Shares Sub-Account (DQB) ¹	1,450	17,214	17,426	17,426	17,426
Fidelity VIP Balanced I Class Sub-Account (FVI)	29,877	539,796	584,098	584,098	584,098
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	241,329	7,791,663	8,970,191	8,970,191	8,970,191
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	13,502	468,413	487,410	487,410	487,410
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI)	418,225	9,179,748	9,941,202	9,941,202	9,941,202
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	43,250	553,838	570,469	570,469	570,469
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	101,046	1,332,629	1,415,658	1,415,658	1,415,658
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	223,621	3,213,247	3,416,929	3,416,929	3,416,929
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	8,923	182,299	197,813	197,813	197,813
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	173	11,453	13,683	13,683	13,683
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99)	54,897	3,409,952	4,250,656	4,250,656	4,250,656
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	94,795	515,166	514,735	514,735	514,735
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	22,551	4,994,723	7,224,082	7,224,082	7,224,082
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	3,137,167	39,973,786	41,316,493	41,316,493	41,316,493

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets
			Investments at fair
	Shares	Cost	value	Total Assets	Net Assets
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	106,038	$3,623,390	$3,493,947	$3,493,947	$3,493,947
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	21,334,609	21,334,609	21,334,609	21,334,609	21,334,609
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	11,027	216,269	255,055	255,055	255,055
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91)	35,015	614,745	801,845	801,845	801,845
First Eagle Overseas Variable Fund Sub-Account (FE3)	49,930	1,325,285	1,285,696	1,285,696	1,285,696
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS)	96,228	1,311,728	1,369,331	1,369,331	1,369,331
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	41,733	588,111	581,335	581,335	581,335
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF)	508,347	6,245,873	5,668,069	5,668,069	5,668,069
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	35	350	381	381	381
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS)	107	2,021	2,062	2,062	2,062
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC)	249	4,702	4,911	4,911	4,911
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE)	8,039	134,193	144,630	144,630	144,630
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	4,991	86,519	89,483	89,483	89,483
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	77,745	3,506,908	5,220,586	5,220,586	5,220,586
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	52,282	929,174	897,158	897,158	897,158
Invesco V.I. Core Equity Fund I Sub-Account (A39)	4,082	135,375	142,652	142,652	142,652
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	123,198	2,462,520	2,351,850	2,351,850	2,351,850
Invesco V.I. International Growth Fund I Sub-Account (A21)	18,908	670,645	738,547	738,547	738,547
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	26,320	331,969	320,581	320,581	320,581
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	18,275	88,157	99,780	99,780	99,780
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	1,944	35,475	34,471	34,471	34,471
Janus Henderson VIT Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	10,299	168,348	172,300	172,300	172,300
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	1,420,880	15,758,728	15,970,694	15,970,694	15,970,694
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43)	39,314	735,927	905,792	905,792	905,792
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32)	10,854	251,235	350,249	350,249	350,249
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	348,172	7,379,341	7,583,177	7,583,177	7,583,177
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	79,114,534	79,114,534	79,114,534	79,114,534	79,114,534
MFS VIT Total Return Series Initial Class Sub-Account (M07)	246,363	5,744,395	6,134,426	6,134,426	6,134,426
MFS VIT Total Return Series Service Class Sub-Account (M35)	256,946	5,869,480	6,277,188	6,277,188	6,277,188
MFS VIT I Growth Series Initial Class Sub-Account (M31)	18,784	671,297	1,115,778	1,115,778	1,115,778
MFS VIT I Growth Series Service Class Sub-Account (M80)	17,460	762,613	992,098	992,098	992,098
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	272,500	2,228,578	2,714,103	2,714,103	2,714,103
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	73,092	576,956	670,257	670,257	670,257
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	96,801	1,710,992	1,744,361	1,744,361	1,744,361
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	416,012	5,418,914	5,607,847	5,607,847	5,607,847
MFS VIT I Research Series Initial Class Sub-Account (M33)	3,047	84,810	89,854	89,854	89,854
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	16,985	461,841	597,528	597,528	597,528
MFS VIT I Utilities Series Service Class Sub-Account (M40)	483	13,902	16,677	16,677	16,677
MFS VIT I Value Series Initial Class Sub-Account (M83)	576,180	11,072,017	12,070,967	12,070,967	12,070,967
MFS VIT I Value Series Service Class Sub-Account (M08)	59,890	1,133,909	1,228,950	1,228,950	1,228,950
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	313	12,933	16,591	16,591	16,591
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	6,343	294,449	333,258	333,258	333,258
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	618,990	7,288,665	7,390,741	7,390,741	7,390,741
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	13,671	157,283	161,044	161,044	161,044
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	53,270	1,161,665	1,305,110	1,305,110	1,305,110
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	18,984	314,158	323,685	323,685	323,685
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	16,852	404,858	481,966	481,966	481,966
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	34,958	720,791	1,120,742	1,120,742	1,120,742
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	782,491	10,078,715	9,742,009	9,742,009	9,742,009
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	4,278	54,209	52,960	52,960	52,960

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets
			Investments at fair
	Shares	Cost	value	Total Assets	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	597,077	$3,366,859	$3,415,280	$3,415,280	$3,415,280
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	27,057	150,242	152,872	152,872	152,872
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	148,678	1,923,426	2,120,154	2,120,154	2,120,154
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	145,423	1,813,775	2,051,913	2,051,913	2,051,913
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98) ¹	408,611	10,004,259	12,233,823	12,233,823	12,233,823
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	1,448	24,707	32,687	32,687	32,687
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	19,264	304,114	429,010	429,010	429,010
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	78,463	1,169,740	1,330,735	1,330,735	1,330,735
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	3,392	32,813	33,576	33,576	33,576
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	282,856	3,541,822	3,298,107	3,298,107	3,298,107
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	677,755	8,902,296	10,783,078	10,783,078	10,783,078
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	1,438,470	14,742,449	14,873,783	14,873,783	14,873,783
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	441,356	3,618,322	3,857,455	3,857,455	3,857,455
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class I Sub-Account (VMG) ¹	18,121	232,559	236,476	236,476	236,476
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	768	19,812	22,846	22,846	22,846
Neuberger Berman AMT Sustainable Equity Portfolio Class I Sub-Account (NSE)	503	13,094	13,520	13,520	13,520
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01) ¹	22,815	1,213,328	1,363,625	1,363,625	1,363,625
Invesco Oppenheimer V.I. Global Fund, Series I Sub-Account (OGS) ¹	52,548	2,085,221	2,235,896	2,235,896	2,235,896
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I Sub-Account (OSC) ¹	54,895	1,313,761	1,280,152	1,280,152	1,280,152
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	83,492	566,033	535,181	535,181	535,181
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	100,658	1,295,683	1,327,684	1,327,684	1,327,684
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	920,572	11,391,997	11,636,033	11,636,033	11,636,033
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	2,663,355	28,810,388	29,350,167	29,350,167	29,350,167
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	150,061	1,272,878	1,228,996	1,228,996	1,228,996
Rydex VT Nova Fund Sub-Account (R02)	218	15,043	29,549	29,549	29,549
Rydex VT Nasdaq-100 Fund Sub-Account (R03)	404	16,555	19,745	19,745	19,745
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	503,333	14,310,046	19,619,911	19,619,911	19,619,911
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	98,303	2,748,156	2,666,968	2,666,968	2,666,968
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	934	24,161	30,159	30,159	30,159
Wanger USA Sub-Account (W42)	3,080	74,282	68,563	68,563	68,563

1This Sub-Account had a name change in 2019. Refer to Note 1 in the Variable Account's Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Units	Net Assets
A70 2	-	$25
A71	31,885	1,191,098
AM2	45,490	1,721,856
IVP	76	831
A19	3,180	207,793
ASM	9,430	226,704
A54	14,670	462,020
A51	7,454	200,994
308	40,327	1,407,302
301	42,350	697,475
304	10,079	402,583
307	4,513	158,629
306	10,094	352,085
303	7,023	339,272
302	17,226	694,073
305	5,584	137,191
300	731,875	18,691,713
BLG	33,703	726,134
MSV	15,545	572,106
C89	64	1,148
C58	3	34
DRS	90,183	3,391,033
DSV	118,457	4,847,815
D37	24,979	1,237,161
001	56	1,076
SSI	21,431	744,319
D55	41,278	1,927,772
S61	35,320	1,103,943
D18	20,388	632,914
DTG	13,687	681,614
DSI	2,930,900	98,928,633
DCA	99,652	4,071,523
DSC	4,503	133,023
DGI	1,181	41,609
DQB	716	17,426
FVI	17,441	584,098
FCN	119,502	8,970,191
F24	9,215	487,410
FEI	318,922	9,941,202

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Units	Net Assets
FF1	26,488	$570,469
FF2	64,676	1,415,658
FF3	144,936	3,416,929
FVG	5,799	197,813
FGP	240	13,683
F99	95,897	4,250,656
FHI	19,604	514,735
FIP	127,299	7,224,082
FIG	1,427,156	41,316,493
FMC	122,927	3,493,947
FM8	1,726,434	21,334,609
FOF	10,300	255,055
F91	26,347	801,845
FE3	56,710	1,285,696
TFS	64,426	1,369,331
T20	20,083	581,335
TSF	172,278	5,668,069
F56	12	381
FSS	73	2,062
FSC	135	4,911
FRE	8,539	144,630
G31	2,232	89,483
V15	195,495	5,220,586
VCP	27,684	897,158
A39	3,812	142,652
IB1	69,590	2,351,850
A21	19,613	738,547
A22	10,933	320,581
I84	4,329	99,780
I76	1,561	34,471
MVP	5,862	172,300
JM7	1,015,697	15,970,694
J43	21,328	905,792
J32	7,603	350,249
LRI	365,015	7,583,177
MD8	5,722,123	79,114,534

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Units	Net Assets
M07	378,304	$6,134,426
M35	393,175	6,277,188
M31	35,544	1,115,778
M80	32,196	992,098
MF1	90,695	2,714,103
M41	22,450	670,257
M42	92,087	1,744,361
M06	452,419	5,607,847
M33	3,542	89,854
M44	42,449	597,528
M40	1,201	16,677
M83	513,702	12,070,967
M08	74,381	1,228,950
MB6	453	16,591
MB7	8,489	333,258
MC0	355,026	7,390,741
MA0	7,047	161,044
MC1	46,004	1,305,110
MC3	18,688	323,685
MC6	7,638	481,966
MC9	34,168	1,120,742
M96	365,290	9,742,009
MD2	2,836	52,960
MA6	239,587	3,415,280
MA3	4,631	152,872
M97	87,594	2,120,154
MD5	56,540	2,051,913
M98	539,533	12,233,823
MD6	905	32,687
MB3	9,712	429,010
ME2	51,475	1,330,735
MA7	1,532	33,576

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Units	Net Assets
MB8	89,366	$3,298,107
MF6	172,086	10,783,078
MF2	1,166,960	14,873,783
MG3	143,512	3,857,455
VMG	4,487	236,476
NMC	438	22,846
NSE	1,236	13,520
O01	40,831	1,363,625
OGS	58,701	2,235,896
OSC	31,437	1,280,152
P10	76,360	535,181
PK8	61,147	1,327,684
P06	560,180	11,636,033
P07	1,283,812	29,350,167
SCP	51,573	1,228,996
R02	886	29,549
R03	504	19,745
TBC	484,443	19,619,911
REI	64,372	2,666,968
RNA	639	30,159
W42	2,089	68,563

2Unit amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	A70		A71	AM2
	Sub-Account		Sub-Account	Sub-Account
Income:
Dividend income		$-	$11,562	$4,371
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments		-	1,230	34,441
Realized gain distributions		1	121,530	38,875
Net realized gains (losses)		1	122,760	73,316
Net change in unrealized appreciation/ (depreciation)		5	78,244	301,293
Net realized and change in unrealized gains (losses)		6	201,004	374,609
Net increase (decrease) in net assets from operations		$6	$212,566	$378,980

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	IVP	A19	ASM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7	$-	$1,233
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(124,367)	1,440	(267)
Realized gain distributions	-	26,672	23,005
Net realized gains (losses)	(124,367)	28,112	22,738
Net change in unrealized appreciation/ (depreciation)	172,622	27,715	14,824
Net realized and change in unrealized gains (losses)	48,255	55,827	37,562
Net increase (decrease) in net assets from operations	$48,262	$55,827	$38,795

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A54	A51	308
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$27,004
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,901	6,372	(6,155)
Realized gain distributions	49,751	10,091	106,006
Net realized gains (losses)	63,652	16,463	99,851
Net change in unrealized appreciation/ (depreciation)	45,689	30,505	122,278
Net realized and change in unrealized gains (losses)	109,341	46,968	222,129
Net increase (decrease) in net assets from operations	$109,341	$46,968	$249,133

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	301	304	307
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$17,721	$4,196	$2,753
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,670	(8,879)	4,995
Realized gain distributions	-	20,798	6,462
Net realized gains (losses)	5,670	11,919	11,457
Net change in unrealized appreciation/ (depreciation)	33,360	113,717	20,421
Net realized and change in unrealized gains (losses)	39,030	125,636	31,878
Net increase (decrease) in net assets from operations	$56,751	$129,832	$34,631

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	306	303	302
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$516	$2,815	$10,911
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,681	(1,117)	11,218
Realized gain distributions	20,797	57,477	66,566
Net realized gains (losses)	24,478	56,360	77,784
Net change in unrealized appreciation/ (depreciation)	61,692	68,963	98,926
Net realized and change in unrealized gains (losses)	86,170	125,323	176,710
Net increase (decrease) in net assets from operations	$86,686	$128,138	$187,621

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	305	300	BLG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8,496	$255,955	$8,971
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(314)	(72,944)	(5,191)
Realized gain distributions	-	447,939	23,776
Net realized gains (losses)	(314)	374,995	18,585
Net change in unrealized appreciation/ (depreciation)	7,364	3,109,344	118,819
Net realized and change in unrealized gains (losses)	7,050	3,484,339	137,404
Net increase (decrease) in net assets from operations	$15,546	$3,740,294	$146,375

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MSV	C89	C58
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,228	$-	$2
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(308)	25	(9)
Realized gain distributions	44,364	-	15
Net realized gains (losses)	44,056	25	6
Net change in unrealized appreciation/ (depreciation)	75,623	179	13
Net realized and change in unrealized gains (losses)	119,679	204	19
Net increase (decrease) in net assets from operations	$128,907	$204	$21

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	DRS	DSV	D37
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$65,575	$62,904	$6,211
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(49,926)	(46,101)	(19,461)
Realized gain distributions	-	469,812	60,634
Net realized gains (losses)	(49,926)	423,711	41,173
Net change in unrealized appreciation/ (depreciation)	666,575	802,955	228,560
Net realized and change in unrealized gains (losses)	616,649	1,226,666	269,733
Net increase (decrease) in net assets from operations	$682,224	$1,289,570	$275,944

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	001	SSI	D55
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18	$7,236	$13,772
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4)	2,191	17,796
Realized gain distributions	75	59,573	152,501
Net realized gains (losses)	71	61,764	170,297
Net change in unrealized appreciation/ (depreciation)	167	86,323	203,949
Net realized and change in unrealized gains (losses)	238	148,087	374,246
Net increase (decrease) in net assets from operations	$256	$155,323	$388,018

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	S61	D18	DTG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,869	$4,945	$-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(39,187)	(11,204)	44,456
Realized gain distributions	78,140	54,738	83,666
Net realized gains (losses)	38,953	43,534	128,122
Net change in unrealized appreciation/ (depreciation)	172,363	84,732	18,728
Net realized and change in unrealized gains (losses)	211,316	128,266	146,850
Net increase (decrease) in net assets from operations	$219,185	$133,211	$146,850

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	DSI	DCA	DSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,611,423	$41,977	$-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,480,185	(1,333)	1,423
Realized gain distributions	4,822,832	388,584	21,662
Net realized gains (losses)	8,303,017	387,251	23,085
Net change in unrealized appreciation/ (depreciation)	15,203,878	654,126	1,031
Net realized and change in unrealized gains (losses)	23,506,895	1,041,377	24,116
Net increase (decrease) in net assets from operations	$25,118,318	$1,083,354	$24,116

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	DGI	DQB	FVI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$412	$316	$8,514
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	478	(4)	8,196
Realized gain distributions	4,163	-	10,936
Net realized gains (losses)	4,641	(4)	19,132
Net change in unrealized appreciation/ (depreciation)	4,504	940	51,917
Net realized and change in unrealized gains (losses)	9,145	936	71,049
Net increase (decrease) in net assets from operations	$9,557	$1,252	$79,563

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FCN	F24	FEI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$37,787	$1,013	$184,162
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,161	(17,326)	(7,485)
Realized gain distributions	869,091	59,123	559,999
Net realized gains (losses)	871,252	41,797	552,514
Net change in unrealized appreciation/ (depreciation)	1,244,001	83,918	1,417,182
Net realized and change in unrealized gains (losses)	2,115,253	125,715	1,969,696
Net increase (decrease) in net assets from operations	$2,153,040	$126,728	$2,153,858

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FF1	FF2	FF3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,091	$27,479	$63,359
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,899)	7,966	52,435
Realized gain distributions	17,352	46,848	84,015
Net realized gains (losses)	5,453	54,814	136,450
Net change in unrealized appreciation/ (depreciation)	38,072	100,798	359,221
Net realized and change in unrealized gains (losses)	43,525	155,612	495,671
Net increase (decrease) in net assets from operations	$54,616	$183,091	$559,030

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FVG	FGP	F99
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,363	$71	$2,194
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,202	(779)	54,174
Realized gain distributions	14,651	3,315	249,838
Net realized gains (losses)	15,853	2,536	304,012
Net change in unrealized appreciation/ (depreciation)	25,815	5,953	833,364
Net realized and change in unrealized gains (losses)	41,668	8,489	1,137,376
Net increase (decrease) in net assets from operations	$48,031	$8,560	$1,139,570

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FHI	FIP	FIG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$25,512	$155,460	$1,101,111
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,475)	606,705	106,090
Realized gain distributions	-	118,860	-
Net realized gains (losses)	(4,475)	725,565	106,090
Net change in unrealized appreciation/ (depreciation)	45,097	1,238,995	2,542,280
Net realized and change in unrealized gains (losses)	40,622	1,964,560	2,648,370
Net increase (decrease) in net assets from operations	$66,134	$2,120,020	$3,749,481

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FMC	FM8	FOF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$32,538	$402,295	$4,079
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(109,950)	-	727
Realized gain distributions	618,453	-	8,183
Net realized gains (losses)	508,503	-	8,910
Net change in unrealized appreciation/ (depreciation)	450,312	-	43,122
Net realized and change in unrealized gains (losses)	958,815	-	52,032
Net increase (decrease) in net assets from operations	$991,353	$402,295	$56,111

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F91	FE3	TFS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,360	$3,948	$25,701
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,314	(6,420)	(5,675)
Realized gain distributions	25,824	42,805	13,116
Net realized gains (losses)	38,138	36,385	7,441
Net change in unrealized appreciation/ (depreciation)	125,728	146,798	119,409
Net realized and change in unrealized gains (losses)	163,866	183,183	126,850
Net increase (decrease) in net assets from operations	$175,226	$187,131	$152,551

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	T20	TSF	F56
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,110	$159,525	$11
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	266	14,442	(128)
Realized gain distributions	5,438	986,034	76
Net realized gains (losses)	5,704	1,000,476	(52)
Net change in unrealized appreciation/ (depreciation)	49,722	(397,014)	98
Net realized and change in unrealized gains (losses)	55,426	603,462	46
Net increase (decrease) in net assets from operations	$64,536	$762,987	$57

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FSS	FSC	FRE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$36	$-	$3,867
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(50)	(29)	3,010
Realized gain distributions	168	543	2,752
Net realized gains (losses)	118	514	5,762
Net change in unrealized appreciation/ (depreciation)	202	630	17,777
Net realized and change in unrealized gains (losses)	320	1,144	23,539
Net increase (decrease) in net assets from operations	$356	$1,144	$27,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	G31	V15	VCP
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,094	$-	$16,516
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,920	20,743	(560)
Realized gain distributions	3,152	667,575	107,323
Net realized gains (losses)	7,072	688,318	106,763
Net change in unrealized appreciation/ (depreciation)	11,812	723,305	60,558
Net realized and change in unrealized gains (losses)	18,884	1,411,623	167,321
Net increase (decrease) in net assets from operations	$19,978	$1,411,623	$183,837

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A39	IB1	A21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,245	$39,904	$10,788
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,081	9,530	3,625
Realized gain distributions	15,136	237,565	43,579
Net realized gains (losses)	16,217	247,095	47,204
Net change in unrealized appreciation/ (depreciation)	14,064	175,510	108,395
Net realized and change in unrealized gains (losses)	30,281	422,605	155,599
Net increase (decrease) in net assets from operations	$31,526	$462,509	$166,387

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A22	I84	I76
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,583	$-	$-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(451)	657	38
Realized gain distributions	34,724	13,784	3,956
Net realized gains (losses)	34,273	14,441	3,994
Net change in unrealized appreciation/ (depreciation)	29,912	10,747	2,618
Net realized and change in unrealized gains (losses)	64,185	25,188	6,612
Net increase (decrease) in net assets from operations	$65,768	$25,188	$6,612

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MVP	JM7	J43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,853	$358,757	$3,412
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(363)	(7,725)	11,907
Realized gain distributions	12,338	-	98,550
Net realized gains (losses)	11,975	(7,725)	110,457
Net change in unrealized appreciation/ (depreciation)	26,803	752,091	68,282
Net realized and change in unrealized gains (losses)	38,778	744,366	178,739
Net increase (decrease) in net assets from operations	$40,631	$1,103,123	$182,151

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	J32	LRI	L27
	Sub-Account	Sub-Account	Sub-Account3
Income:
Dividend income	$2,658	$65,922	$257
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,135	170,449	(2,987)
Realized gain distributions	21,808	-	-
Net realized gains (losses)	26,943	170,449	(2,987)
Net change in unrealized appreciation/ (depreciation)	55,451	966,728	4,847
Net realized and change in unrealized gains (losses)	82,394	1,137,177	1,860
Net increase (decrease) in net assets from operations	$85,052	$1,203,099	$2,117

3Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27) closed in 2019 and therefore is not listed on the Statements of Assets and Liabilities. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MD8	M07	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,234,399	$134,669	$127,364
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	-	138,560	70,781
Realized gain distributions	-	153,284	162,838
Net realized gains (losses)	-	291,844	233,619
Net change in unrealized appreciation/ (depreciation)	-	824,196	698,288
Net realized and change in unrealized gains (losses)	-	1,116,040	931,907
Net increase (decrease) in net assets from operations	$1,234,399	$1,250,709	$1,059,271

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M31	M80	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,197	235,728	45,185
Realized gain distributions	88,503	82,761	326,092
Net realized gains (losses)	104,700	318,489	371,277
Net change in unrealized appreciation/ (depreciation)	209,593	83,780	399,361
Net realized and change in unrealized gains (losses)	314,293	402,269	770,638
Net increase (decrease) in net assets from operations	$314,293	$402,269	$770,638

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M41	M42	M06
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$191,984
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,614	(2,108)	(7,817)
Realized gain distributions	86,907	311,763	-
Net realized gains (losses)	97,521	309,655	(7,817)
Net change in unrealized appreciation/ (depreciation)	74,358	203,439	398,654
Net realized and change in unrealized gains (losses)	171,879	513,094	390,837
Net increase (decrease) in net assets from operations	$171,879	$513,094	$582,821

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M33	M44	M40
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$657	$22,723	$594
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	361	9,111	(2)
Realized gain distributions	8,571	1,669	47
Net realized gains (losses)	8,932	10,780	45
Net change in unrealized appreciation/ (depreciation)	13,573	88,739	2,599
Net realized and change in unrealized gains (losses)	22,505	99,519	2,644
Net increase (decrease) in net assets from operations	$23,162	$122,242	$3,238

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M83	M08	MB6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$246,177	$21,720	$233
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	135,757	4,724	853
Realized gain distributions	518,119	52,189	1,175
Net realized gains (losses)	653,876	56,913	2,028
Net change in unrealized appreciation/ (depreciation)	2,051,396	228,718	1,694
Net realized and change in unrealized gains (losses)	2,705,272	285,631	3,722
Net increase (decrease) in net assets from operations	$2,951,449	$307,351	$3,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB7	MC0	MA0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,835	$283,839	$5,797
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	91,986	(10,355)	(1,543)
Realized gain distributions	23,298	-	-
Net realized gains (losses)	115,284	(10,355)	(1,543)
Net change in unrealized appreciation/ (depreciation)	(6,017)	712,927	19,394
Net realized and change in unrealized gains (losses)	109,267	702,572	17,851
Net increase (decrease) in net assets from operations	$113,102	$986,411	$23,648

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC1	MC3	MC6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,705	$1,976	$2,432
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	102,637	193,127	36,497
Realized gain distributions	159,307	9,352	46,708
Net realized gains (losses)	261,944	202,479	83,205
Net change in unrealized appreciation/ (depreciation)	77,637	(45,680)	57,555
Net realized and change in unrealized gains (losses)	339,581	156,799	140,760
Net increase (decrease) in net assets from operations	$346,286	$158,775	$143,192

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC9	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8,017	$289,845	$1,435
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	55,695	(51,085)	(461)
Realized gain distributions	88,703	-	-
Net realized gains (losses)	144,398	(51,085)	(461)
Net change in unrealized appreciation/ (depreciation)	137,741	398,630	3,060
Net realized and change in unrealized gains (losses)	282,139	347,545	2,599
Net increase (decrease) in net assets from operations	$290,156	$637,390	$4,034

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA6	MA3	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$180,398	$7,867	$23,927
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(21,140)	(798)	10,759
Realized gain distributions	-	-	214,427
Net realized gains (losses)	(21,140)	(798)	225,186
Net change in unrealized appreciation/ (depreciation)	313,763	11,407	210,915
Net realized and change in unrealized gains (losses)	292,623	10,609	436,101
Net increase (decrease) in net assets from operations	$473,021	$18,476	$460,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MD5	M98	MD6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,980	$225,142	$170
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	66,848	241,356	253
Realized gain distributions	210,324	369,451	2,274
Net realized gains (losses)	277,172	610,807	2,527
Net change in unrealized appreciation/ (depreciation)	182,138	1,860,334	6,671
Net realized and change in unrealized gains (losses)	459,310	2,471,141	9,198
Net increase (decrease) in net assets from operations	$478,290	$2,696,283	$9,368

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB3	ME2	MA7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,317	$17,872	$1,094
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	152,358	2,912	384
Realized gain distributions	30,396	51,124	-
Net realized gains (losses)	182,754	54,036	384
Net change in unrealized appreciation/ (depreciation)	(2,823)	222,993	2,756
Net realized and change in unrealized gains (losses)	179,931	277,029	3,140
Net increase (decrease) in net assets from operations	$181,248	$294,901	$4,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB8	MF6	MF2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$23,396	$374,324	$442,021
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(77,905)	124,785	(15,762)
Realized gain distributions	519,680	65,855	-
Net realized gains (losses)	441,775	190,640	(15,762)
Net change in unrealized appreciation/ (depreciation)	256,278	1,910,166	406,041
Net realized and change in unrealized gains (losses)	698,053	2,100,806	390,279
Net increase (decrease) in net assets from operations	$721,449	$2,475,130	$832,300

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MG3	VMG	NPP
	Sub-Account	Sub-Account	Sub-Account4
Income:
Dividend income	$46,042	$-	$239
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(34,415)	670	(1,971)
Realized gain distributions	303,266	28,486	2,593
Net realized gains (losses)	268,851	29,156	622
Net change in unrealized appreciation/ (depreciation)	661,761	12,010	453
Net realized and change in unrealized gains (losses)	930,612	41,166	1,075
Net increase (decrease) in net assets from operations	$976,654	$41,166	$1,314

4Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP) closed in 2019 and therefore is not listed on the Statements of Assets and Liabilities. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	NMC	NSE	O01
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$52	$753
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(27)	(4)	(3,178)
Realized gain distributions	1,511	699	118,545
Net realized gains (losses)	1,484	695	115,367
Net change in unrealized appreciation/ (depreciation)	4,149	426	248,253
Net realized and change in unrealized gains (losses)	5,633	1,121	363,620
Net increase (decrease) in net assets from operations	$5,633	$1,173	$364,373

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	OGS	OSC	P10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,702	$2,348	$21,832
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,220)	(1,650)	(10,547)
Realized gain distributions	295,412	108,446	-
Net realized gains (losses)	291,192	106,796	(10,547)
Net change in unrealized appreciation/ (depreciation)	254,467	159,724	36,054
Net realized and change in unrealized gains (losses)	545,659	266,520	25,507
Net increase (decrease) in net assets from operations	$564,361	$268,868	$47,339

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PK8	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$52,971	$193,734	$849,263
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,700	3,299	(37,098)
Realized gain distributions	-	-	-
Net realized gains (losses)	1,700	3,299	(37,098)
Net change in unrealized appreciation/ (depreciation)	101,812	748,142	1,417,498
Net realized and change in unrealized gains (losses)	103,512	751,441	1,380,400
Net increase (decrease) in net assets from operations	$156,483	$945,175	$2,229,663

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	SCP	R02	R03
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,860	$285	$23
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,539	-	4
Realized gain distributions	141,061	-	408
Net realized gains (losses)	148,600	-	412
Net change in unrealized appreciation/ (depreciation)	34,666	8,892	4,636
Net realized and change in unrealized gains (losses)	183,266	8,892	5,048
Net increase (decrease) in net assets from operations	$191,126	$9,177	$5,071

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	TBC	REI	RNA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$60,551	$114
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,254,755	(32,589)	291
Realized gain distributions	490,912	157,393	1,939
Net realized gains (losses)	1,745,667	124,804	2,230
Net change in unrealized appreciation/ (depreciation)	2,837,970	416,365	5,586
Net realized and change in unrealized gains (losses)	4,583,637	541,169	7,816
Net increase (decrease) in net assets from operations	$4,583,637	$601,720	$7,930

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

W42
Sub-Account
Income:
Dividend income	$154
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(367)
Realized gain distributions	10,403
Net realized gains (losses)	10,036
Net change in unrealized appreciation/ (depreciation)	4,008
Net realized and change in unrealized gains (losses)	14,044
Net increase (decrease) in net assets from operations	$14,198

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A70 Sub-Account				A71 Sub-Account
	December 31,		December 31,		December 31,	December 31,
	2019		2018		2019	2018
Operations:
Net investment income (loss)	$-		$-		$11,562	$7,215
Net realized gains (losses)		1	-		122,760	109,182
Net change in unrealized appreciation/ (depreciation)		5		(2)	78,244	(170,983)
Increase (decrease) in net assets from operations		6		(2)	212,566	(54,586)
Contract Owner Transactions:
Purchase payments received	-		-		75,929	142,085
Transfers between Sub-Accounts
(including the Fixed Account), net	-		-		108,849	27,823
Withdrawals, surrenders and contract charges	-		-		(27,327)	(110,069)
Mortality and expense risk charges	-		-		(4,004)	(3,467)
Cost of insurance charges	-		-		(19,057)	(19,760)
Net increase (decrease) from contract owner transactions	-		-		134,390	36,612
Total increase (decrease) in net assets		6		(2)	346,956	(17,974)
Net assets at beginning of year		19		21	844,142	862,116
Net assets at end of year		$25		$19	$1,191,098	$844,142

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AM2 Sub-Account		IVP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$4,371	$6,226	$7	$17,298
Net realized gains (losses)	73,316	90,732	(124,367)	27,895
Net change in unrealized appreciation/ (depreciation)	301,293	(363,860)	172,622	(350,483)
Increase (decrease) in net assets from operations	378,980	(266,902)	48,262	(305,290)
Contract Owner Transactions:
Purchase payments received	420	1,844	400	6,016
Transfers between Sub-Accounts
(including the Fixed Account), net	(45,309)	17,964	(907,626)	(205,803)
Withdrawals, surrenders and contract charges	(33,054)	(163,736)	-	(56,400)
Mortality and expense risk charges	(3,906)	(3,902)	(386)	(1,342)
Cost of insurance charges	(35,568)	(32,447)	(4,970)	(17,776)
Net increase (decrease) from contract owner transactions	(117,417)	(180,277)	(912,582)	(275,305)
Total increase (decrease) in net assets	261,563	(447,179)	(864,320)	(580,595)
Net assets at beginning of year	1,460,293	1,907,472	865,151	1,445,746
Net assets at end of year	$1,721,856	$1,460,293	$831	$865,151

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A19 Sub-Account		ASM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$1,233	$1,144
Net realized gains (losses)	28,112	42,950	22,738	20,091
Net change in unrealized appreciation/ (depreciation)	27,715	(31,134)	14,824	(56,189)
Increase (decrease) in net assets from operations	55,827	11,816	38,795	(34,954)
Contract Owner Transactions:
Purchase payments received	97	1,771	10,306	11,792
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(24,754)	40,351
Withdrawals, surrenders and contract charges	-	(73,759)	-	-
Mortality and expense risk charges	(481)	(584)	(929)	(1,081)
Cost of insurance charges	(3,656)	(5,385)	(5,057)	(6,024)
Net increase (decrease) from contract owner transactions	(4,040)	(77,957)	(20,434)	45,038
Total increase (decrease) in net assets	51,787	(66,141)	18,361	10,084
Net assets at beginning of year	156,006	222,147	208,343	198,259
Net assets at end of year	$207,793	$156,006	$226,704	$208,343

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A54 Sub-Account		A51 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	63,652	80,422	16,463	17,602
Net change in unrealized appreciation/ (depreciation)	45,689	(101,382)	30,505	(10,742)
Increase (decrease) in net assets from operations	109,341	(20,960)	46,968	6,860
Contract Owner Transactions:
Purchase payments received	126	113	9,512	9,814
Transfers between Sub-Accounts
(including the Fixed Account), net	1,811	(3,271)	4,074	(31,699)
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	-	-	(712)	(688)
Cost of insurance charges	(71)	(73)	(4,022)	(4,101)
Net increase (decrease) from contract owner transactions	1,866	(3,231)	8,852	(26,674)
Total increase (decrease) in net assets	111,207	(24,191)	55,820	(19,814)
Net assets at beginning of year	350,813	375,004	145,174	164,988
Net assets at end of year	$462,020	$350,813	$200,994	$145,174

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	308 Sub-Account		301 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$27,004	$23,898	$17,721	$13,436
Net realized gains (losses)	99,851	84,427	5,670	(11,579)
Net change in unrealized appreciation/ (depreciation)	122,278	(225,461)	33,360	7,619
Increase (decrease) in net assets from operations	249,133	(117,136)	56,751	9,476
Contract Owner Transactions:
Purchase payments received	54,938	32,632	781	1,620
Transfers between Sub-Accounts
(including the Fixed Account), net	(35,317)	356,467	33,213	553,714
Withdrawals, surrenders and contract charges	-	(156,727)	-	(131,559)
Mortality and expense risk charges	(2,881)	(2,249)	(1,748)	(761)
Cost of insurance charges	(15,540)	(15,005)	(12,178)	(3,387)
Net increase (decrease) from contract owner transactions	1,200	215,118	20,068	419,627
Total increase (decrease) in net assets	250,333	97,982	76,819	429,103
Net assets at beginning of year	1,156,969	1,058,987	620,656	191,553
Net assets at end of year	$1,407,302	$1,156,969	$697,475	$620,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	304 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$4,196	$3,758	$2,753	$1,567
Net realized gains (losses)	11,919	92,688	11,457	11,178
Net change in unrealized appreciation/ (depreciation)	113,717	(141,521)	20,421	(21,943)
Increase (decrease) in net assets from operations	129,832	(45,075)	34,631	(9,198)
Contract Owner Transactions:
Purchase payments received	19,670	20,054	20,977	8,321
Transfers between Sub-Accounts
(including the Fixed Account), net	(215,790)	(192,573)	20,095	6,234
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	(1,450)	(1,644)	(518)	(351)
Cost of insurance charges	(8,910)	(11,426)	(3,846)	(3,296)
Net increase (decrease) from contract owner transactions	(206,480)	(185,589)	36,708	10,908
Total increase (decrease) in net assets	(76,648)	(230,664)	71,339	1,710
Net assets at beginning of year	479,231	709,895	87,290	85,580
Net assets at end of year	$402,583	$479,231	$158,629	$87,290

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	306 Sub-Account		303 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$516	$254	$2,815	$2,327
Net realized gains (losses)	24,478	18,050	56,360	101,921
Net change in unrealized appreciation/ (depreciation)	61,692	(49,765)	68,963	(93,701)
Increase (decrease) in net assets from operations	86,686	(31,461)	128,138	10,547
Contract Owner Transactions:
Purchase payments received	16,425	17,461	5,284	11,743
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,219)	(7,317)	(205,961)	(52,182)
Withdrawals, surrenders and contract charges	-	-	(29,153)	(68,467)
Mortality and expense risk charges	(1,230)	(1,172)	(521)	(634)
Cost of insurance charges	(6,938)	(7,079)	(17,706)	(14,344)
Net increase (decrease) from contract owner transactions	1,038	1,893	(248,057)	(123,884)
Total increase (decrease) in net assets	87,724	(29,568)	(119,919)	(113,337)
Net assets at beginning of year	264,361	293,929	459,191	572,528
Net assets at end of year	$352,085	$264,361	$339,272	$459,191

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	302 Sub-Account		305 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$10,911	$13,114	$8,496	$9,612
Net realized gains (losses)	77,784	116,027	(314)	(21,827)
Net change in unrealized appreciation/ (depreciation)	98,926	(143,311)	7,364	11,643
Increase (decrease) in net assets from operations	187,621	(14,170)	15,546	(572)
Contract Owner Transactions:
Purchase payments received	377	1,500	-	387
Transfers between Sub-Accounts
(including the Fixed Account), net	(348,679)	319,080	-	-
Withdrawals, surrenders and contract charges	-	(289,523)	-	(156,806)
Mortality and expense risk charges	(2,512)	(3,056)	(596)	(930)
Cost of insurance charges	(34,110)	(34,965)	(2,461)	(2,929)
Net increase (decrease) from contract owner transactions	(384,924)	(6,964)	(3,057)	(160,278)
Total increase (decrease) in net assets	(197,303)	(21,134)	12,489	(160,850)
Net assets at beginning of year	891,376	912,510	124,702	285,552
Net assets at end of year	$694,073	$891,376	$137,191	$124,702

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	300 Sub-Account		BLG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$255,955	$338,332	$8,971	$10,413
Net realized gains (losses)	374,995	944,934	18,585	38,019
Net change in unrealized appreciation/ (depreciation)	3,109,344	(3,927,023)	118,819	(126,158)
Increase (decrease) in net assets from operations	3,740,294	(2,643,757)	146,375	(77,726)
Contract Owner Transactions:
Purchase payments received	12,822	14,205	99,572	66,880
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,655,552)	3,505,904	(437,936)	618,368
Withdrawals, surrenders and contract charges	(359,449)	(148,674)	(19,618)	(2,961)
Mortality and expense risk charges	(33,693)	(36,902)	(1,934)	(2,506)
Cost of insurance charges	(497,875)	(522,361)	(54,502)	(45,385)
Net increase (decrease) from contract owner transactions	(2,533,747)	2,812,172	(414,418)	634,396
Total increase (decrease) in net assets	1,206,547	168,415	(268,043)	556,670
Net assets at beginning of year	17,485,166	17,316,751	994,177	437,507
Net assets at end of year	$18,691,713	$17,485,166	$726,134	$994,177

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MSV Sub-Account		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$9,228	$6,460	$-	$-
Net realized gains (losses)	44,056	47,134	25	3
Net change in unrealized appreciation/ (depreciation)	75,623	(83,933)	179	(21)
Increase (decrease) in net assets from operations	128,907	(30,339)	204	(18)
Contract Owner Transactions:
Purchase payments received	2,671	1,648	952	452
Transfers between Sub-Accounts
(including the Fixed Account), net	87	-	-	-
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	(535)	(503)	(4)	(2)
Cost of insurance charges	(4,138)	(3,647)	(267)	(183)
Net increase (decrease) from contract owner transactions	(1,915)	(2,502)	681	267
Total increase (decrease) in net assets	126,992	(32,841)	885	249
Net assets at beginning of year	445,114	477,955	263	14
Net assets at end of year	$572,106	$445,114	$1,148	$263

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C58 Sub-Account		DRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2	$1,426	$65,575	$55,175
Net realized gains (losses)	6	5,370	(49,926)	32,392
Net change in unrealized appreciation/ (depreciation)	13	(9,559)	666,575	(266,078)
Increase (decrease) in net assets from operations	21	(2,763)	682,224	(178,511)
Contract Owner Transactions:
Purchase payments received	65	5,809	96,403	69,680
Transfers between Sub-Accounts
(including the Fixed Account), net	(1)	-	138,302	107,747
Withdrawals, surrenders and contract charges	-	(57,386)	(30,654)	-
Mortality and expense risk charges	(5)	(47)	(8,602)	(7,636)
Cost of insurance charges	(127)	(1,032)	(52,684)	(44,546)
Net increase (decrease) from contract owner transactions	(68)	(52,656)	142,765	125,245
Total increase (decrease) in net assets	(47)	(55,419)	824,989	(53,266)
Net assets at beginning of year	81	55,500	2,566,044	2,619,310
Net assets at end of year	$34	$81	$3,391,033	$2,566,044

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	DSV Sub-Account		D37 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$62,904	$57,373	$6,211	$1,504
Net realized gains (losses)	423,711	540,350	41,173	237,472
Net change in unrealized appreciation/ (depreciation)	802,955	(1,677,588)	228,560	(363,697)
Increase (decrease) in net assets from operations	1,289,570	(1,079,865)	275,944	(124,721)
Contract Owner Transactions:
Purchase payments received	11,292	65,081	10,547	11,190
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,457,633)	(362,010)	88,074	244,662
Withdrawals, surrenders and contract charges	(265,723)	(187,246)	-	(67,735)
Mortality and expense risk charges	(12,964)	(14,875)	(4,489)	(3,761)
Cost of insurance charges	(55,803)	(76,011)	(20,155)	(16,498)
Net increase (decrease) from contract owner transactions	(1,780,831)	(575,061)	73,977	167,858
Total increase (decrease) in net assets	(491,261)	(1,654,926)	349,921	43,137
Net assets at beginning of year	5,339,076	6,994,002	887,240	844,103
Net assets at end of year	$4,847,815	$5,339,076	$1,237,161	$887,240

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	001 Sub-Account		SSI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$18	$2,418	$7,236	$6,936
Net realized gains (losses)	71	13,803	61,764	52,359
Net change in unrealized appreciation/ (depreciation)	167	(12,295)	86,323	(136,283)
Increase (decrease) in net assets from operations	256	3,926	155,323	(76,988)
Contract Owner Transactions:
Purchase payments received	762	9,149	218	218
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(19,940)	2,043
Withdrawals, surrenders and contract charges	-	(101,130)	(6,145)	(2,990)
Mortality and expense risk charges	(4)	(76)	(713)	(817)
Cost of insurance charges	(488)	(1,981)	(12,605)	(11,126)
Net increase (decrease) from contract owner transactions	270	(94,038)	(39,185)	(12,672)
Total increase (decrease) in net assets	526	(90,112)	116,138	(89,660)
Net assets at beginning of year	550	90,662	628,181	717,841
Net assets at end of year	$1,076	$550	$744,319	$628,181

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	D55 Sub-Account		S61 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$13,772	$15,924	$7,869	$14,237
Net realized gains (losses)	170,297	351,732	38,953	176,180
Net change in unrealized appreciation/ (depreciation)	203,949	(558,871)	172,363	(409,715)
Increase (decrease) in net assets from operations	388,018	(191,215)	219,185	(219,298)
Contract Owner Transactions:
Purchase payments received	2,042	1,225	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	58,849	(388,023)	(163,347)	198,302
Withdrawals, surrenders and contract charges	(33,016)	(115,064)	-	-
Mortality and expense risk charges	(4,450)	(5,581)	(4,534)	(4,742)
Cost of insurance charges	(31,560)	(34,300)	(14,204)	(15,209)
Net increase (decrease) from contract owner transactions	(8,135)	(541,743)	(182,085)	178,351
Total increase (decrease) in net assets	379,883	(732,958)	37,100	(40,947)
Net assets at beginning of year	1,547,889	2,280,847	1,066,843	1,107,790
Net assets at end of year	$1,927,772	$1,547,889	$1,103,943	$1,066,843

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	D18 Sub-Account		DTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$4,945	$4,234	$-	$-
Net realized gains (losses)	43,534	90,784	128,122	36,187
Net change in unrealized appreciation/ (depreciation)	84,732	(224,092)	18,728	(47,391)
Increase (decrease) in net assets from operations	133,211	(129,074)	146,850	(11,204)
Contract Owner Transactions:
Purchase payments received	5,655	7,680	94,433	61,827
Transfers between Sub-Accounts
(including the Fixed Account), net	(192,747)	199,158	(100,653)	200
Withdrawals, surrenders and contract charges	-	(12,744)	(18,444)	-
Mortality and expense risk charges	(964)	(983)	(2,830)	(2,760)
Cost of insurance charges	(11,035)	(11,129)	(8,684)	(8,471)
Net increase (decrease) from contract owner transactions	(199,091)	181,982	(36,178)	50,796
Total increase (decrease) in net assets	(65,880)	52,908	110,672	39,592
Net assets at beginning of year	698,794	645,886	570,942	531,350
Net assets at end of year	$632,914	$698,794	$681,614	$570,942

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	DSI Sub-Account		DCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,611,423	$1,607,079	$41,977	$41,564
Net realized gains (losses)	8,303,017	13,783,285	387,251	409,333
Net change in unrealized appreciation/ (depreciation)	15,203,878	(18,386,877)	654,126	(671,651)
Increase (decrease) in net assets from operations	25,118,318	(2,996,513)	1,083,354	(220,754)
Contract Owner Transactions:
Purchase payments received	236,005	471,479	4,353	4,918
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,071,113)	(8,190,099)	1	(2,827)
Withdrawals, surrenders and contract charges	(2,675,809)	(2,043,501)	-	(21,494)
Mortality and expense risk charges	(207,534)	(214,086)	(3,593)	(3,328)
Cost of insurance charges	(1,280,862)	(1,257,445)	(22,156)	(21,227)
Net increase (decrease) from contract owner transactions	(8,999,313)	(11,233,652)	(21,395)	(43,958)
Total increase (decrease) in net assets	16,119,005	(14,230,165)	1,061,959	(264,712)
Net assets at beginning of year	82,809,628	97,039,793	3,009,564	3,274,276
Net assets at end of year	$98,928,633	$82,809,628	$4,071,523	$3,009,564

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	DSC Sub-Account		DGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$412	$291
Net realized gains (losses)	23,085	35,941	4,641	7,021
Net change in unrealized appreciation/ (depreciation)	1,031	(61,878)	4,504	(8,678)
Increase (decrease) in net assets from operations	24,116	(25,937)	9,557	(1,366)
Contract Owner Transactions:
Purchase payments received	1,728	1,789	1,506	2,792
Transfers between Sub-Accounts
(including the Fixed Account), net	(1)	-	1	-
Withdrawals, surrenders and contract charges	-	(15,239)	-	(7,153)
Mortality and expense risk charges	(148)	(199)	(77)	(73)
Cost of insurance charges	(4,040)	(4,464)	(2,038)	(2,220)
Net increase (decrease) from contract owner transactions	(2,461)	(18,113)	(608)	(6,654)
Total increase (decrease) in net assets	21,655	(44,050)	8,949	(8,020)
Net assets at beginning of year	111,368	155,418	32,660	40,680
Net assets at end of year	$133,023	$111,368	$41,609	$32,660

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	DQB Sub-Account		FVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$316	$396	$8,514	$3,618
Net realized gains (losses)	(4)	(17)	19,132	37,457
Net change in unrealized appreciation/ (depreciation)	940	(739)	51,917	(45,090)
Increase (decrease) in net assets from operations	1,252	(360)	79,563	(4,015)
Contract Owner Transactions:
Purchase payments received	2,072	2,171	31,120	12,288
Transfers between Sub-Accounts
(including the Fixed Account), net	1	-	277,214	(3,527)
Withdrawals, surrenders and contract charges	-	-	(2,013)	(128,827)
Mortality and expense risk charges	(35)	(27)	(1,626)	(1,194)
Cost of insurance charges	(717)	(1,245)	(9,171)	(7,716)
Net increase (decrease) from contract owner transactions	1,321	899	295,524	(128,976)
Total increase (decrease) in net assets	2,573	539	375,087	(132,991)
Net assets at beginning of year	14,853	14,314	209,011	342,002
Net assets at end of year	$17,426	$14,853	$584,098	$209,011

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FCN Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$37,787	$54,054	$1,013	$2,740
Net realized gains (losses)	871,252	735,212	41,797	120,116
Net change in unrealized appreciation/ (depreciation)	1,244,001	(1,237,527)	83,918	(166,025)
Increase (decrease) in net assets from operations	2,153,040	(448,261)	126,728	(43,169)
Contract Owner Transactions:
Purchase payments received	41,286	26,878	25,072	23,603
Transfers between Sub-Accounts
(including the Fixed Account), net	80,275	(46,936)	-	(224,165)
Withdrawals, surrenders and contract charges	(10,128)	(215,658)	(80,330)	-
Mortality and expense risk charges	(10,120)	(10,001)	(1,148)	(2,278)
Cost of insurance charges	(72,644)	(76,126)	(34,481)	(41,323)
Net increase (decrease) from contract owner transactions	28,669	(321,843)	(90,887)	(244,163)
Total increase (decrease) in net assets	2,181,709	(770,104)	35,841	(287,332)
Net assets at beginning of year	6,788,482	7,558,586	451,569	738,901
Net assets at end of year	$8,970,191	$6,788,482	$487,410	$451,569

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FEI Sub-Account		FF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$184,162	$197,871	$11,091	$4,127
Net realized gains (losses)	552,514	378,942	5,453	26,599
Net change in unrealized appreciation/ (depreciation)	1,417,182	(1,284,901)	38,072	(41,289)
Increase (decrease) in net assets from operations	2,153,858	(708,088)	54,616	(10,563)
Contract Owner Transactions:
Purchase payments received	9,723	11,101	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,182)	(17,648)	285,314	(35,362)
Withdrawals, surrenders and contract charges	(18,539)	(226,854)	-	(144,602)
Mortality and expense risk charges	(13,900)	(13,601)	(345)	(542)
Cost of insurance charges	(70,887)	(73,075)	(4,906)	(3,327)
Net increase (decrease) from contract owner transactions	(103,785)	(320,077)	280,063	(183,833)
Total increase (decrease) in net assets	2,050,073	(1,028,165)	334,679	(194,396)
Net assets at beginning of year	7,891,129	8,919,294	235,790	430,186
Net assets at end of year	$9,941,202	$7,891,129	$570,469	$235,790

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FF2 Sub-Account		FF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$27,479	$10,778	$63,359	$29,353
Net realized gains (losses)	54,814	79,308	136,450	89,131
Net change in unrealized appreciation/ (depreciation)	100,798	(131,971)	359,221	(285,067)
Increase (decrease) in net assets from operations	183,091	(41,885)	559,030	(166,583)
Contract Owner Transactions:
Purchase payments received	12,982	11,492	22,057	13,705
Transfers between Sub-Accounts
(including the Fixed Account), net	597,310	(243,568)	928,259	224,370
Withdrawals, surrenders and contract charges	-	(131,973)	(2,239)	(81,598)
Mortality and expense risk charges	(1,815)	(1,871)	(3,214)	(2,857)
Cost of insurance charges	(31,223)	(28,661)	(50,791)	(37,350)
Net increase (decrease) from contract owner transactions	577,254	(394,581)	894,072	116,270
Total increase (decrease) in net assets	760,345	(436,466)	1,453,102	(50,313)
Net assets at beginning of year	655,313	1,091,779	1,963,827	2,014,140
Net assets at end of year	$1,415,658	$655,313	$3,416,929	$1,963,827

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FVG Sub-Account		FGP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$6,363	$685	$71	$132
Net realized gains (losses)	15,853	19,847	2,536	7,212
Net change in unrealized appreciation/ (depreciation)	25,815	(35,100)	5,953	(7,943)
Increase (decrease) in net assets from operations	48,031	(14,568)	8,560	(599)
Contract Owner Transactions:
Purchase payments received	4,910	5,109	3,239	2,511
Transfers between Sub-Accounts
(including the Fixed Account), net	(24,728)	(684)	(33,918)	(9,393)
Withdrawals, surrenders and contract charges	(2,476)	-	(7,809)	-
Mortality and expense risk charges	(243)	(278)	(45)	(70)
Cost of insurance charges	(5,510)	(6,262)	(2,706)	(2,781)
Net increase (decrease) from contract owner transactions	(28,047)	(2,115)	(41,239)	(9,733)
Total increase (decrease) in net assets	19,984	(16,683)	(32,679)	(10,332)
Net assets at beginning of year	177,829	194,512	46,362	56,694
Net assets at end of year	$197,813	$177,829	$13,683	$46,362

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F99 Sub-Account		FHI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,194	$1,646	$25,512	$24,678
Net realized gains (losses)	304,012	869,288	(4,475)	(4,994)
Net change in unrealized appreciation/ (depreciation)	833,364	(868,858)	45,097	(33,836)
Increase (decrease) in net assets from operations	1,139,570	2,076	66,134	(14,152)
Contract Owner Transactions:
Purchase payments received	81,903	148,066	44,353	28,870
Transfers between Sub-Accounts
(including the Fixed Account), net	(329,498)	(370,081)	28,377	21,610
Withdrawals, surrenders and contract charges	(32,066)	-	(34,893)	(4,308)
Mortality and expense risk charges	(11,791)	(12,626)	(2,003)	(1,812)
Cost of insurance charges	(74,182)	(79,493)	(14,109)	(12,238)
Net increase (decrease) from contract owner transactions	(365,634)	(314,134)	21,725	32,122
Total increase (decrease) in net assets	773,936	(312,058)	87,859	17,970
Net assets at beginning of year	3,476,720	3,788,778	426,876	408,906
Net assets at end of year	$4,250,656	$3,476,720	$514,735	$426,876

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FIP Sub-Account		FIG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$155,460	$142,074	$1,101,111	$982,932
Net realized gains (losses)	725,565	462,719	106,090	115,095
Net change in unrealized appreciation/ (depreciation)	1,238,995	(847,143)	2,542,280	(1,281,156)
Increase (decrease) in net assets from operations	2,120,020	(242,350)	3,749,481	(183,129)
Contract Owner Transactions:
Purchase payments received	-	-	3,213	3,352
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,903,041)	(500,428)	(317,469)	887,348
Withdrawals, surrenders and contract charges	-	(734,806)	(658,273)	(151,600)
Mortality and expense risk charges	(15,555)	(16,266)	(68,850)	(64,849)
Cost of insurance charges	(92,219)	(101,882)	(429,309)	(389,265)
Net increase (decrease) from contract owner transactions	(2,010,815)	(1,353,382)	(1,470,688)	284,986
Total increase (decrease) in net assets	109,205	(1,595,732)	2,278,793	101,857
Net assets at beginning of year	7,114,877	8,710,609	39,037,700	38,935,843
Net assets at end of year	$7,224,082	$7,114,877	$41,316,493	$39,037,700

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FMC Sub-Account		FM8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$32,538	$42,435	$402,295	$294,781
Net realized gains (losses)	508,503	699,040	-	-
Net change in unrealized appreciation/ (depreciation)	450,312	(1,685,622)	-	-
Increase (decrease) in net assets from operations	991,353	(944,147)	402,295	294,781
Contract Owner Transactions:
Purchase payments received	15,985	14,193	133,525	86,591
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,517,747)	(177,762)	15,380,720	2,238,179
Withdrawals, surrenders and contract charges	(6,074)	(256,159)	(14,026,575)	(2,576,531)
Mortality and expense risk charges	(9,220)	(11,982)	(42,066)	(46,779)
Cost of insurance charges	(75,145)	(102,119)	(336,129)	(315,779)
Net increase (decrease) from contract owner transactions	(2,592,201)	(533,829)	1,109,475	(614,319)
Total increase (decrease) in net assets	(1,600,848)	(1,477,976)	1,511,770	(319,538)
Net assets at beginning of year	5,094,795	6,572,771	19,822,839	20,142,377
Net assets at end of year	$3,493,947	$5,094,795	$21,334,609	$19,822,839

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FOF Sub-Account		F91 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$4,079	$3,522	$11,360	$9,896
Net realized gains (losses)	8,910	446	38,138	89,378
Net change in unrealized appreciation/ (depreciation)	43,122	(38,539)	125,728	(197,648)
Increase (decrease) in net assets from operations	56,111	(34,571)	175,226	(98,374)
Contract Owner Transactions:
Purchase payments received	12,995	13,396	5,119	5,993
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,706)	11,898	2,382	92,119
Withdrawals, surrenders and contract charges	-	-	(1)	(198,041)
Mortality and expense risk charges	(883)	(840)	(1,828)	(1,698)
Cost of insurance charges	(5,347)	(5,408)	(20,327)	(19,808)
Net increase (decrease) from contract owner transactions	5,059	19,046	(14,655)	(121,435)
Total increase (decrease) in net assets	61,170	(15,525)	160,571	(219,809)
Net assets at beginning of year	193,885	209,410	641,274	861,083
Net assets at end of year	$255,055	$193,885	$801,845	$641,274

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FE3 Sub-Account		TFS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$3,948	$25,835	$25,701	$43,737
Net realized gains (losses)	36,385	57,960	7,441	(34,728)
Net change in unrealized appreciation/ (depreciation)	146,798	(212,958)	119,409	(229,442)
Increase (decrease) in net assets from operations	187,131	(129,163)	152,551	(220,433)
Contract Owner Transactions:
Purchase payments received	57,866	38,850	9,733	11,006
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,049)	55,708	48,146	(320,736)
Withdrawals, surrenders and contract charges	-	-	1	(2,525)
Mortality and expense risk charges	(4,685)	(4,680)	(1,988)	(2,258)
Cost of insurance charges	(12,356)	(13,121)	(18,904)	(20,794)
Net increase (decrease) from contract owner transactions	37,776	76,757	36,988	(335,307)
Total increase (decrease) in net assets	224,907	(52,406)	189,539	(555,740)
Net assets at beginning of year	1,060,789	1,113,195	1,179,792	1,735,532
Net assets at end of year	$1,285,696	$1,060,789	$1,369,331	$1,179,792

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	T20 Sub-Account		TSF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$9,110	$12,457	$159,525	$131,228
Net realized gains (losses)	5,704	1,290	1,000,476	553,327
Net change in unrealized appreciation/ (depreciation)	49,722	(102,611)	(397,014)	(1,537,794)
Increase (decrease) in net assets from operations	64,536	(88,864)	762,987	(853,239)
Contract Owner Transactions:
Purchase payments received	1,503	1,623	418	2,287
Transfers between Sub-Accounts
(including the Fixed Account), net	34,502	114,261	(34,270)	(59,260)
Withdrawals, surrenders and contract charges	(11,959)	-	-	(159,325)
Mortality and expense risk charges	(1,958)	(1,842)	(7,654)	(8,515)
Cost of insurance charges	(11,623)	(12,262)	(35,995)	(42,521)
Net increase (decrease) from contract owner transactions	10,465	101,780	(77,501)	(267,334)
Total increase (decrease) in net assets	75,001	12,916	685,486	(1,120,573)
Net assets at beginning of year	506,334	493,418	4,982,583	6,103,156
Net assets at end of year	$581,335	$506,334	$5,668,069	$4,982,583

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F56 Sub-Account		FSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$11	$411	$36	$28
Net realized gains (losses)	(52)	9,947	118	25
Net change in unrealized appreciation/ (depreciation)	98	(13,422)	202	(165)
Increase (decrease) in net assets from operations	57	(3,064)	356	(112)
Contract Owner Transactions:
Purchase payments received	471	389	1,719	1,687
Transfers between Sub-Accounts
(including the Fixed Account), net	1	5,534	1	-
Withdrawals, surrenders and contract charges	-	(44,110)	-	-
Mortality and expense risk charges	-	(60)	(8)	(5)
Cost of insurance charges	(560)	(1,453)	(1,102)	(1,109)
Net increase (decrease) from contract owner transactions	(88)	(39,700)	610	573
Total increase (decrease) in net assets	(31)	(42,764)	966	461
Net assets at beginning of year	412	43,176	1,096	635
Net assets at end of year	$381	$412	$2,062	$1,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FSC Sub-Account		FRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$3,867	$3,801
Net realized gains (losses)	514	304	5,762	(1,131)
Net change in unrealized appreciation/ (depreciation)	630	(506)	17,777	(11,652)
Increase (decrease) in net assets from operations	1,144	(202)	27,406	(8,982)
Contract Owner Transactions:
Purchase payments received	709	745	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	23,169	5,354
Withdrawals, surrenders and contract charges	-	-	(24,822)	(19,048)
Mortality and expense risk charges	(21)	(15)	(135)	(140)
Cost of insurance charges	(318)	(313)	(3,049)	(2,571)
Net increase (decrease) from contract owner transactions	370	417	(4,837)	(16,405)
Total increase (decrease) in net assets	1,514	215	22,569	(25,387)
Net assets at beginning of year	3,397	3,182	122,061	147,448
Net assets at end of year	$4,911	$3,397	$144,630	$122,061

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	G31 Sub-Account		V15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,094	$1,183	$-	$-
Net realized gains (losses)	7,072	20,120	688,318	403,334
Net change in unrealized appreciation/ (depreciation)	11,812	(26,374)	723,305	(516,475)
Increase (decrease) in net assets from operations	19,978	(5,071)	1,411,623	(113,141)
Contract Owner Transactions:
Purchase payments received	458	473	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders and contract charges	-	-	-	(219,139)
Mortality and expense risk charges	(225)	(255)	(9,259)	(9,051)
Cost of insurance charges	(14,636)	(14,331)	(38,124)	(39,401)
Net increase (decrease) from contract owner transactions	(14,403)	(14,113)	(47,383)	(267,591)
Total increase (decrease) in net assets	5,575	(19,184)	1,364,240	(380,732)
Net assets at beginning of year	83,908	103,092	3,856,346	4,237,078
Net assets at end of year	$89,483	$83,908	$5,220,586	$3,856,346

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	VCP Sub-Account		A39 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$16,516	$14,845	$1,245	$1,081
Net realized gains (losses)	106,763	105,814	16,217	8,957
Net change in unrealized appreciation/ (depreciation)	60,558	(217,638)	14,064	(21,240)
Increase (decrease) in net assets from operations	183,837	(96,979)	31,526	(11,202)
Contract Owner Transactions:
Purchase payments received	-	-	7,525	5,150
Transfers between Sub-Accounts
(including the Fixed Account), net	1	-	-	-
Withdrawals, surrenders and contract charges	(15,899)	(128,686)	-	-
Mortality and expense risk charges	(829)	(927)	(310)	(290)
Cost of insurance charges	(8,820)	(7,639)	(3,473)	(3,488)
Net increase (decrease) from contract owner transactions	(25,547)	(137,252)	3,742	1,372
Total increase (decrease) in net assets	158,290	(234,231)	35,268	(9,830)
Net assets at beginning of year	738,868	973,099	107,384	117,214
Net assets at end of year	$897,158	$738,868	$142,652	$107,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	IB1 Sub-Account		A21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$39,904	$40,719	$10,788	$31,933
Net realized gains (losses)	247,095	224,230	47,204	72,838
Net change in unrealized appreciation/ (depreciation)	175,510	(527,504)	108,395	(269,763)
Increase (decrease) in net assets from operations	462,509	(262,555)	166,387	(164,992)
Contract Owner Transactions:
Purchase payments received	86,132	88,545	2,042	1,225
Transfers between Sub-Accounts
(including the Fixed Account), net	91,075	(70,047)	(19,267)	(751,859)
Withdrawals, surrenders and contract charges	(31,521)	(47,584)	-	(115,848)
Mortality and expense risk charges	(5,594)	(5,139)	(1,700)	(3,512)
Cost of insurance charges	(25,714)	(24,964)	(6,007)	(13,526)
Net increase (decrease) from contract owner transactions	114,378	(59,189)	(24,932)	(883,520)
Total increase (decrease) in net assets	576,887	(321,744)	141,455	(1,048,512)
Net assets at beginning of year	1,774,963	2,096,707	597,092	1,645,604
Net assets at end of year	$2,351,850	$1,774,963	$738,547	$597,092

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A22 Sub-Account		I84 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,583	$1,413	$-	$-
Net realized gains (losses)	34,273	42,867	14,441	9,585
Net change in unrealized appreciation/ (depreciation)	29,912	(76,673)	10,747	(13,982)
Increase (decrease) in net assets from operations	65,768	(32,393)	25,188	(4,397)
Contract Owner Transactions:
Purchase payments received	71,708	45,365	4,083	2,450
Transfers between Sub-Accounts
(including the Fixed Account), net	2,401	(18,456)	-	-
Withdrawals, surrenders and contract charges	(51,062)	(7,822)	-	-
Mortality and expense risk charges	(1,366)	(1,211)	(225)	(206)
Cost of insurance charges	(16,416)	(13,709)	(2,080)	(2,027)
Net increase (decrease) from contract owner transactions	5,265	4,167	1,778	217
Total increase (decrease) in net assets	71,033	(28,226)	26,966	(4,180)
Net assets at beginning of year	249,548	277,774	72,814	76,994
Net assets at end of year	$320,581	$249,548	$99,780	$72,814

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	I76 Sub-Account		MVP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$1,853	$1,630
Net realized gains (losses)	3,994	503	11,975	14,246
Net change in unrealized appreciation/ (depreciation)	2,618	(4,191)	26,803	(36,493)
Increase (decrease) in net assets from operations	6,612	(3,688)	40,631	(20,617)
Contract Owner Transactions:
Purchase payments received	835	1,609	7,235	8,577
Transfers between Sub-Accounts
(including the Fixed Account), net	5,694	19,740	601	2,863
Withdrawals, surrenders and contract charges	-	-	-	(4,038)
Mortality and expense risk charges	(80)	(23)	(550)	(526)
Cost of insurance charges	(905)	(528)	(4,582)	(4,377)
Net increase (decrease) from contract owner transactions	5,544	20,798	2,704	2,499
Total increase (decrease) in net assets	12,156	17,110	43,335	(18,118)
Net assets at beginning of year	22,315	5,205	128,965	147,083
Net assets at end of year	$34,471	$22,315	$172,300	$128,965

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	JM7 Sub-Account		J43 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$358,757	$315,166	$3,412	$3,378
Net realized gains (losses)	(7,725)	(84,035)	110,457	71,340
Net change in unrealized appreciation/ (depreciation)	752,091	(224,134)	68,282	(175,419)
Increase (decrease) in net assets from operations	1,103,123	6,997	182,151	(100,701)
Contract Owner Transactions:
Purchase payments received	3,310	4,688	639	661
Transfers between Sub-Accounts
(including the Fixed Account), net	1,905,580	500,131	6	-
Withdrawals, surrenders and contract charges	-	(816,624)	1	-
Mortality and expense risk charges	(27,092)	(25,499)	(916)	(1,064)
Cost of insurance charges	(198,666)	(190,385)	(25,527)	(24,908)
Net increase (decrease) from contract owner transactions	1,683,132	(527,689)	(25,797)	(25,311)
Total increase (decrease) in net assets	2,786,255	(520,692)	156,354	(126,012)
Net assets at beginning of year	13,184,439	13,705,131	749,438	875,450
Net assets at end of year	$15,970,694	$13,184,439	$905,792	$749,438

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	J32 Sub-Account		LRI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,658	$2,414	$65,922	$164,407
Net realized gains (losses)	26,943	37,980	170,449	774,309
Net change in unrealized appreciation/ (depreciation)	55,451	(57,658)	966,728	(2,745,118)
Increase (decrease) in net assets from operations	85,052	(17,264)	1,203,099	(1,806,402)
Contract Owner Transactions:
Purchase payments received	-	-	14,230	65,601
Transfers between Sub-Accounts
(including the Fixed Account), net	(701)	4,076	(244,107)	318,491
Withdrawals, surrenders and contract charges	-	-	(135,555)	(354,157)
Mortality and expense risk charges	(314)	(297)	(16,369)	(19,134)
Cost of insurance charges	(1,917)	(1,846)	(63,651)	(71,856)
Net increase (decrease) from contract owner transactions	(2,932)	1,933	(445,452)	(61,055)
Total increase (decrease) in net assets	82,120	(15,331)	757,647	(1,867,457)
Net assets at beginning of year	268,129	283,460	6,825,530	8,692,987
Net assets at end of year	$350,249	$268,129	$7,583,177	$6,825,530

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	L27 Sub-Account5		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$257	$319	$1,234,399	$911,645
Net realized gains (losses)	(2,987)	2,633	-	-
Net change in unrealized appreciation/ (depreciation)	4,847	(12,100)	-	-
Increase (decrease) in net assets from operations	2,117	(9,148)	1,234,399	911,645
Contract Owner Transactions:
Purchase payments received	1,056	1,800	2,188,990	3,191,058
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,056)	3,437	4,402,127	(2,060,520)
Withdrawals, surrenders and contract charges	-	(29,109)	(839,237)	(3,265,205)
Mortality and expense risk charges	(22)	(86)	(158,975)	(153,762)
Cost of insurance charges	(639)	(1,811)	(2,873,489)	(3,042,875)
Net increase (decrease) from contract owner transactions	(19,661)	(25,769)	2,719,416	(5,331,304)
Total increase (decrease) in net assets	(17,544)	(34,917)	3,953,815	(4,419,659)
Net assets at beginning of year	17,544	52,461	75,160,719	79,580,378
Net assets at end of year	$-	$17,544	$79,114,534	$75,160,719

5The activities for this Sub-Account are for the period of January 1, 2019 to July 31, 2019. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M07 Sub-Account		M35 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$134,669	$157,280	$127,364	$114,355
Net realized gains (losses)	291,844	317,256	233,619	317,448
Net change in unrealized appreciation/ (depreciation)	824,196	(921,501)	698,288	(773,812)
Increase (decrease) in net assets from operations	1,250,709	(446,965)	1,059,271	(342,009)
Contract Owner Transactions:
Purchase payments received	10,724	17,303	3,048	2,062
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,156,199)	131,360	136,555	(258,280)
Withdrawals, surrenders and contract charges	(315)	(148,458)	(1,051)	(174,110)
Mortality and expense risk charges	(8,818)	(9,636)	(6,319)	(7,335)
Cost of insurance charges	(64,181)	(77,086)	(241,232)	(231,739)
Net increase (decrease) from contract owner transactions	(2,218,789)	(86,517)	(108,999)	(669,402)
Total increase (decrease) in net assets	(968,080)	(533,482)	950,272	(1,011,411)
Net assets at beginning of year	7,102,506	7,635,988	5,326,916	6,338,327
Net assets at end of year	$6,134,426	$7,102,506	$6,277,188	$5,326,916

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M31 Sub-Account		M80 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$827	$-	$-
Net realized gains (losses)	104,700	74,068	318,489	108,022
Net change in unrealized appreciation/ (depreciation)	209,593	(50,641)	83,780	(82,388)
Increase (decrease) in net assets from operations	314,293	24,254	402,269	25,634
Contract Owner Transactions:
Purchase payments received	-	-	13,948	1,113
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(535,291)	39,037
Withdrawals, surrenders and contract charges	-	-	(17,316)	-
Mortality and expense risk charges	(1,096)	(1,091)	(3,347)	(3,370)
Cost of insurance charges	(31,194)	(26,210)	(36,511)	(38,852)
Net increase (decrease) from contract owner transactions	(32,290)	(27,301)	(578,517)	(2,072)
Total increase (decrease) in net assets	282,003	(3,047)	(176,248)	23,562
Net assets at beginning of year	833,775	836,822	1,168,346	1,144,784
Net assets at end of year	$1,115,778	$833,775	$992,098	$1,168,346

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF1 Sub-Account		M41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	371,277	500,485	97,521	91,552
Net change in unrealized appreciation/ (depreciation)	399,361	(437,302)	74,358	(85,250)
Increase (decrease) in net assets from operations	770,638	63,183	171,879	6,302
Contract Owner Transactions:
Purchase payments received	1,819	3,236	11,263	-
Transfers between Sub-Accounts
(including the Fixed Account), net	60,996	13,793	74,227	-
Withdrawals, surrenders and contract charges	(119,433)	(364,141)	-	-
Mortality and expense risk charges	(5,901)	(5,743)	(297)	(196)
Cost of insurance charges	(26,072)	(24,982)	(33,826)	(25,407)
Net increase (decrease) from contract owner transactions	(88,591)	(377,837)	51,367	(25,603)
Total increase (decrease) in net assets	682,047	(314,654)	223,246	(19,301)
Net assets at beginning of year	2,032,056	2,346,710	447,011	466,312
Net assets at end of year	$2,714,103	$2,032,056	$670,257	$447,011

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M42 Sub-Account		M06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$191,984	$207,410
Net realized gains (losses)	309,655	200,263	(7,817)	(50,939)
Net change in unrealized appreciation/ (depreciation)	203,439	(219,231)	398,654	(167,483)
Increase (decrease) in net assets from operations	513,094	(18,968)	582,821	(11,012)
Contract Owner Transactions:
Purchase payments received	11,971	416	133,587	161,215
Transfers between Sub-Accounts
(including the Fixed Account), net	14,065	-	(88,436)	3,721,705
Withdrawals, surrenders and contract charges	-	-	(755,987)	(497,278)
Mortality and expense risk charges	(2,796)	(2,474)	(13,506)	(13,176)
Cost of insurance charges	(40,881)	(33,566)	(490,896)	(550,149)
Net increase (decrease) from contract owner transactions	(17,641)	(35,624)	(1,215,238)	2,822,317
Total increase (decrease) in net assets	495,453	(54,592)	(632,417)	2,811,305
Net assets at beginning of year	1,248,908	1,303,500	6,240,264	3,428,959
Net assets at end of year	$1,744,361	$1,248,908	$5,607,847	$6,240,264

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M33 Sub-Account		M44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$657	$564	$22,723	$5,491
Net realized gains (losses)	8,932	9,309	10,780	791
Net change in unrealized appreciation/ (depreciation)	13,573	(12,981)	88,739	(854)
Increase (decrease) in net assets from operations	23,162	(3,108)	122,242	5,428
Contract Owner Transactions:
Purchase payments received	530	603	38,363	27,954
Transfers between Sub-Accounts
(including the Fixed Account), net	(1)	-	(7,327)	(880)
Withdrawals, surrenders and contract charges	-	-	(28,340)	(14,900)
Mortality and expense risk charges	(337)	(324)	(2,448)	(2,131)
Cost of insurance charges	(5,570)	(5,197)	(14,673)	(12,534)
Net increase (decrease) from contract owner transactions	(5,378)	(4,918)	(14,425)	(2,491)
Total increase (decrease) in net assets	17,784	(8,026)	107,817	2,937
Net assets at beginning of year	72,070	80,096	489,711	486,774
Net assets at end of year	$89,854	$72,070	$597,528	$489,711

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$594	$111	$246,177	$180,726
Net realized gains (losses)	45	11	653,876	758,419
Net change in unrealized appreciation/ (depreciation)	2,599	(21)	2,051,396	(2,079,682)
Increase (decrease) in net assets from operations	3,238	101	2,951,449	(1,140,537)
Contract Owner Transactions:
Purchase payments received	1,113	1,113	3,274	3,778
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(772,661)	(284,250)
Withdrawals, surrenders and contract charges	-	-	(29,549)	(315,460)
Mortality and expense risk charges	(38)	(32)	(26,200)	(27,578)
Cost of insurance charges	(290)	(284)	(108,278)	(111,814)
Net increase (decrease) from contract owner transactions	785	797	(933,414)	(735,324)
Total increase (decrease) in net assets	4,023	898	2,018,035	(1,875,861)
Net assets at beginning of year	12,654	11,756	10,052,932	11,928,793
Net assets at end of year	$16,677	$12,654	$12,070,967	$10,052,932

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M08 Sub-Account		MB6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$21,720	$16,151	$233	$225
Net realized gains (losses)	56,913	84,055	2,028	2,226
Net change in unrealized appreciation/ (depreciation)	228,718	(227,429)	1,694	(3,617)
Increase (decrease) in net assets from operations	307,351	(127,223)	3,955	(1,166)
Contract Owner Transactions:
Purchase payments received	6,825	2,450	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(117,123)	-	(1)	-
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	(879)	(1,014)	(31)	(33)
Cost of insurance charges	(58,721)	(60,819)	(1,447)	(1,448)
Net increase (decrease) from contract owner transactions	(169,898)	(59,383)	(1,479)	(1,481)
Total increase (decrease) in net assets	137,453	(186,606)	2,476	(2,647)
Net assets at beginning of year	1,091,497	1,278,103	14,115	16,762
Net assets at end of year	$1,228,950	$1,091,497	$16,591	$14,115

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB7 Sub-Account		MC0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$3,835	$6,802	$283,839	$261,777
Net realized gains (losses)	115,284	85,462	(10,355)	19,697
Net change in unrealized appreciation/ (depreciation)	(6,017)	(129,337)	712,927	(487,265)
Increase (decrease) in net assets from operations	113,102	(37,073)	986,411	(205,791)
Contract Owner Transactions:
Purchase payments received	-	1,675	215,417	140,271
Transfers between Sub-Accounts
(including the Fixed Account), net	(236,024)	-	6,810	79,764
Withdrawals, surrenders and contract charges	-	(57,157)	(430,057)	(33,380)
Mortality and expense risk charges	(465)	(654)	(10,532)	(9,436)
Cost of insurance charges	(16,410)	(24,274)	(112,166)	(83,055)
Net increase (decrease) from contract owner transactions	(252,899)	(80,410)	(330,528)	94,164
Total increase (decrease) in net assets	(139,797)	(117,483)	655,883	(111,627)
Net assets at beginning of year	473,055	590,538	6,734,858	6,846,485
Net assets at end of year	$333,258	$473,055	$7,390,741	$6,734,858

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA0 Sub-Account		MC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$5,797	$6,694	$6,705	$2,349
Net realized gains (losses)	(1,543)	(477)	261,944	74,970
Net change in unrealized appreciation/ (depreciation)	19,394	(12,720)	77,637	(147,657)
Increase (decrease) in net assets from operations	23,648	(6,503)	346,286	(70,338)
Contract Owner Transactions:
Purchase payments received	756	775	314	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(21,637)	-	(79,382)	650,442
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	(193)	(209)	(2,021)	(492)
Cost of insurance charges	(17,340)	(17,069)	(40,033)	(29,094)
Net increase (decrease) from contract owner transactions	(38,414)	(16,503)	(121,122)	620,856
Total increase (decrease) in net assets	(14,766)	(23,006)	225,164	550,518
Net assets at beginning of year	175,810	198,816	1,079,946	529,428
Net assets at end of year	$161,044	$175,810	$1,305,110	$1,079,946

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC3 Sub-Account		MC6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,976	$7,211	$2,432	$2,310
Net realized gains (losses)	202,479	65,939	83,205	28,839
Net change in unrealized appreciation/ (depreciation)	(45,680)	(363,323)	57,555	(53,869)
Increase (decrease) in net assets from operations	158,775	(290,173)	143,192	(22,720)
Contract Owner Transactions:
Purchase payments received	17,682	19,203	76,284	49,338
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,517,953)	(349,356)	(145,549)	-
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	(1,767)	(2,997)	(1,935)	(1,882)
Cost of insurance charges	(15,758)	(33,322)	(7,618)	(6,717)
Net increase (decrease) from contract owner transactions	(1,517,796)	(366,472)	(78,818)	40,739
Total increase (decrease) in net assets	(1,359,021)	(656,645)	64,374	18,019
Net assets at beginning of year	1,682,706	2,339,351	417,592	399,573
Net assets at end of year	$323,685	$1,682,706	$481,966	$417,592

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC9 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$8,017	$7,856	$289,845	$336,667
Net realized gains (losses)	144,398	88,925	(51,085)	(56,739)
Net change in unrealized appreciation/ (depreciation)	137,741	(191,227)	398,630	(239,807)
Increase (decrease) in net assets from operations	290,156	(94,446)	637,390	40,121
Contract Owner Transactions:
Purchase payments received	1,669	1,669	25,536	32,098
Transfers between Sub-Accounts
(including the Fixed Account), net	(68,043)	-	(869,761)	(370,586)
Withdrawals, surrenders and contract charges	-	-	(11,496)	(229,899)
Mortality and expense risk charges	(566)	(573)	(16,608)	(17,292)
Cost of insurance charges	(53,436)	(55,290)	(183,840)	(188,522)
Net increase (decrease) from contract owner transactions	(120,376)	(54,194)	(1,056,169)	(774,201)
Total increase (decrease) in net assets	169,780	(148,640)	(418,779)	(734,080)
Net assets at beginning of year	950,962	1,099,602	10,160,788	10,894,868
Net assets at end of year	$1,120,742	$950,962	$9,742,009	$10,160,788

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD2 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,435	$1,901	$180,398	$200,217
Net realized gains (losses)	(461)	(974)	(21,140)	(37,886)
Net change in unrealized appreciation/ (depreciation)	3,060	(898)	313,763	(273,255)
Increase (decrease) in net assets from operations	4,034	29	473,021	(110,924)
Contract Owner Transactions:
Purchase payments received	-	-	80,124	53,252
Transfers between Sub-Accounts
(including the Fixed Account), net	(13,737)	(9,083)	(155,619)	2,583,383
Withdrawals, surrenders and contract charges	-	-	(106,511)	(70,545)
Mortality and expense risk charges	(144)	(163)	(8,578)	(5,253)
Cost of insurance charges	(643)	(756)	(28,179)	(18,655)
Net increase (decrease) from contract owner transactions	(14,524)	(10,002)	(218,763)	2,542,182
Total increase (decrease) in net assets	(10,490)	(9,973)	254,258	2,431,258
Net assets at beginning of year	63,450	73,423	3,161,022	729,764
Net assets at end of year	$52,960	$63,450	$3,415,280	$3,161,022

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA3 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$7,867	$7,099	$23,927	$20,612
Net realized gains (losses)	(798)	(1,089)	225,186	208,157
Net change in unrealized appreciation/ (depreciation)	11,407	(10,264)	210,915	(391,050)
Increase (decrease) in net assets from operations	18,476	(4,254)	460,028	(162,281)
Contract Owner Transactions:
Purchase payments received	9,605	1,518	61,167	59,806
Transfers between Sub-Accounts
(including the Fixed Account), net	7,947	-	(32,255)	(22,456)
Withdrawals, surrenders and contract charges	-	-	(27,652)	(203,756)
Mortality and expense risk charges	(121)	(116)	(3,680)	(3,555)
Cost of insurance charges	(8,795)	(5,771)	(23,410)	(21,510)
Net increase (decrease) from contract owner transactions	8,636	(4,369)	(25,830)	(191,471)
Total increase (decrease) in net assets	27,112	(8,623)	434,198	(353,752)
Net assets at beginning of year	125,760	134,383	1,685,956	2,039,708
Net assets at end of year	$152,872	$125,760	$2,120,154	$1,685,956

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD5 Sub-Account		M98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$18,980	$17,052	$225,142	$130,489
Net realized gains (losses)	277,172	186,569	610,807	306,523
Net change in unrealized appreciation/ (depreciation)	182,138	(398,411)	1,860,334	(1,538,075)
Increase (decrease) in net assets from operations	478,290	(194,790)	2,696,283	(1,101,063)
Contract Owner Transactions:
Purchase payments received	3,343	1,225	21,294	222,627
Transfers between Sub-Accounts
(including the Fixed Account), net	(131,217)	-	(695,337)	(47,975)
Withdrawals, surrenders and contract charges	(94,980)	-	(118,402)	(268,381)
Mortality and expense risk charges	(1,280)	(1,511)	(38,303)	(37,095)
Cost of insurance charges	(93,845)	(99,163)	(138,583)	(137,725)
Net increase (decrease) from contract owner transactions	(317,979)	(99,449)	(969,331)	(268,549)
Total increase (decrease) in net assets	160,311	(294,239)	1,726,952	(1,369,612)
Net assets at beginning of year	1,891,602	2,185,841	10,506,871	11,876,483
Net assets at end of year	$2,051,913	$1,891,602	$12,233,823	$10,506,871

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD6 Sub-Account		MB3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$170	$143	$1,317	$1,946
Net realized gains (losses)	2,527	7,935	182,754	47,564
Net change in unrealized appreciation/ (depreciation)	6,671	(7,551)	(2,823)	(44,851)
Increase (decrease) in net assets from operations	9,368	527	181,248	4,659
Contract Owner Transactions:
Purchase payments received	899	953	7,949	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(262,274)	-
Withdrawals, surrenders and contract charges	-	(14,844)	-	-
Mortality and expense risk charges	(58)	(59)	(267)	(335)
Cost of insurance charges	(804)	(928)	(28,710)	(29,440)
Net increase (decrease) from contract owner transactions	37	(14,878)	(283,302)	(29,775)
Total increase (decrease) in net assets	9,405	(14,351)	(102,054)	(25,116)
Net assets at beginning of year	23,282	37,633	531,064	556,180
Net assets at end of year	$32,687	$23,282	$429,010	$531,064

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	ME2 Sub-Account		MA7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$17,872	$17,617	$1,094	$1,566
Net realized gains (losses)	54,036	37,716	384	(156)
Net change in unrealized appreciation/ (depreciation)	222,993	(227,362)	2,756	(2,334)
Increase (decrease) in net assets from operations	294,901	(172,029)	4,234	(924)
Contract Owner Transactions:
Purchase payments received	21,900	25,704	182	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,353)	(25,314)	(9,841)	-
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	(2,892)	(2,796)	-	-
Cost of insurance charges	(19,517)	(17,640)	(1,977)	(2,165)
Net increase (decrease) from contract owner transactions	(9,862)	(20,046)	(11,636)	(2,165)
Total increase (decrease) in net assets	285,039	(192,075)	(7,402)	(3,089)
Net assets at beginning of year	1,045,696	1,237,771	40,978	44,067
Net assets at end of year	$1,330,735	$1,045,696	$33,576	$40,978

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB8 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$23,396	$23,431	$374,324	$424,937
Net realized gains (losses)	441,775	298,653	190,640	17,586
Net change in unrealized appreciation/ (depreciation)	256,278	(497,474)	1,910,166	(784,917)
Increase (decrease) in net assets from operations	721,449	(175,390)	2,475,130	(342,394)
Contract Owner Transactions:
Purchase payments received	-	-	33,407	23,127
Transfers between Sub-Accounts
(including the Fixed Account), net	(96,158)	462,326	(1,032,703)	1,201,491
Withdrawals, surrenders and contract charges	(22,362)	(53,486)	(64,102)	(405,579)
Mortality and expense risk charges	(6,774)	(6,138)	(20,039)	(17,803)
Cost of insurance charges	(33,747)	(25,916)	(96,224)	(97,581)
Net increase (decrease) from contract owner transactions	(159,041)	376,786	(1,179,661)	703,655
Total increase (decrease) in net assets	562,408	201,396	1,295,469	361,261
Net assets at beginning of year	2,735,699	2,534,303	9,487,609	9,126,348
Net assets at end of year	$3,298,107	$2,735,699	$10,783,078	$9,487,609

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$442,021	$324,116	$46,042	$32,811
Net realized gains (losses)	(15,762)	(9,182)	268,851	228,899
Net change in unrealized appreciation/ (depreciation)	406,041	(108,496)	661,761	(668,830)
Increase (decrease) in net assets from operations	832,300	206,438	976,654	(407,120)
Contract Owner Transactions:
Purchase payments received	216,950	139,753	88,657	158,525
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,215,982)	525,818	(246,679)	(12,003)
Withdrawals, surrenders and contract charges	(1,385,772)	(23,350)	(122,258)	(319,072)
Mortality and expense risk charges	(20,469)	(20,410)	(8,093)	(8,743)
Cost of insurance charges	(199,875)	(165,456)	(54,560)	(61,691)
Net increase (decrease) from contract owner transactions	(2,605,148)	456,355	(342,933)	(242,984)
Total increase (decrease) in net assets	(1,772,848)	662,793	633,721	(650,104)
Net assets at beginning of year	16,646,631	15,983,838	3,223,734	3,873,838
Net assets at end of year	$14,873,783	$16,646,631	$3,857,455	$3,223,734

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	VMG Sub-Account		NPP Sub-Account6
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$239	$132
Net realized gains (losses)	29,156	10,519	622	1,227
Net change in unrealized appreciation/ (depreciation)	12,010	(13,976)	453	(1,460)
Increase (decrease) in net assets from operations	41,166	(3,457)	1,314	(101)
Contract Owner Transactions:
Purchase payments received	73,683	18,392	627	1,278
Transfers between Sub-Accounts
(including the Fixed Account), net	37,451	42,603	(12,213)	-
Withdrawals, surrenders and contract charges	-	-	-	-
Mortality and expense risk charges	(817)	(282)	(7)	(21)
Cost of insurance charges	(1,956)	(1,209)	(229)	(699)
Net increase (decrease) from contract owner transactions	108,361	59,504	(11,822)	558
Total increase (decrease) in net assets	149,527	56,047	(10,508)	457
Net assets at beginning of year	86,949	30,902	10,508	10,051
Net assets at end of year	$236,476	$86,949	$-	$10,508

6The activities for this Sub-Account are for the period of January 1, 2019 to April 30, 2019. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	NMC Sub-Account		NLM Sub-Account7
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	1,484	1,418	-	(50)
Net change in unrealized appreciation/ (depreciation)	4,149	(2,617)	-	35
Increase (decrease) in net assets from operations	5,633	(1,199)	-	(15)
Contract Owner Transactions:
Purchase payments received	1,004	1,566	-	182
Transfers between Sub-Accounts
(including the Fixed Account), net	(1)	-	-	-
Withdrawals, surrenders and contract charges	-	-	-	(4,283)
Mortality and expense risk charges	(43)	(37)	-	(1)
Cost of insurance charges	(615)	(672)	-	(45)
Net increase (decrease) from contract owner transactions	345	857	-	(4,147)
Total increase (decrease) in net assets	5,978	(342)	-	(4,162)
Net assets at beginning of year	16,868	17,210	-	4,162
Net assets at end of year	$22,846	$16,868	$-	$-

7Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM) is active but had zero balance at December 31, 2019. Therefore it is not reported in the statements of Assets and Liabilities and Statement of Operations.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	NSE Sub-Account8		O01 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$52	$-	$753	$3,322
Net realized gains (losses)	695	-	115,367	87,460
Net change in unrealized appreciation/ (depreciation)	426	-	248,253	(144,080)
Increase (decrease) in net assets from operations	1,173	-	364,373	(53,298)
Contract Owner Transactions:
Purchase payments received	612	-	-	578
Transfers between Sub-Accounts
(including the Fixed Account), net	12,213	-	15,907	75,509
Withdrawals, surrenders and contract charges	-	-	-	(138,749)
Mortality and expense risk charges	(16)	-	(506)	(529)
Cost of insurance charges	(462)	-	(8,134)	(7,171)
Net increase (decrease) from contract owner transactions	12,347	-	7,267	(70,362)
Total increase (decrease) in net assets	13,520	-	371,640	(123,660)
Net assets at beginning of year	-	-	991,985	1,115,645
Net assets at end of year	$13,520	$-	$1,363,625	$991,985

8The activities for this Sub-Account are for the period of April 30, 2019 to December 31, 2019. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	OGS Sub-Account		OSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$18,702	$19,761	$2,348	$3,581
Net realized gains (losses)	291,192	155,943	106,796	150,109
Net change in unrealized appreciation/ (depreciation)	254,467	(439,334)	159,724	(271,694)
Increase (decrease) in net assets from operations	564,361	(263,630)	268,868	(118,004)
Contract Owner Transactions:
Purchase payments received	206,771	157,721	72,537	44,742
Transfers between Sub-Accounts
(including the Fixed Account), net	(36,339)	(33,477)	(64,029)	492
Withdrawals, surrenders and contract charges	(139,588)	(80,128)	-	-
Mortality and expense risk charges	(7,925)	(7,434)	(2,553)	(2,568)
Cost of insurance charges	(67,837)	(63,107)	(17,931)	(14,223)
Net increase (decrease) from contract owner transactions	(44,918)	(26,425)	(11,976)	28,443
Total increase (decrease) in net assets	519,443	(290,055)	256,892	(89,561)
Net assets at beginning of year	1,716,453	2,006,508	1,023,260	1,112,821
Net assets at end of year	$2,235,896	$1,716,453	$1,280,152	$1,023,260

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$21,832	$8,314	$52,971	$39,054
Net realized gains (losses)	(10,547)	(5,862)	1,700	1,229
Net change in unrealized appreciation/ (depreciation)	36,054	(62,677)	101,812	(86,616)
Increase (decrease) in net assets from operations	47,339	(60,225)	156,483	(46,333)
Contract Owner Transactions:
Purchase payments received	58,649	42,739	97,710	74,566
Transfers between Sub-Accounts
(including the Fixed Account), net	91,302	28,499	188,472	(65,708)
Withdrawals, surrenders and contract charges	(15,459)	(2,206)	(6,256)	(27,341)
Mortality and expense risk charges	(1,862)	(1,619)	(5,093)	(4,018)
Cost of insurance charges	(12,647)	(10,570)	(15,692)	(12,864)
Net increase (decrease) from contract owner transactions	119,983	56,843	259,141	(35,365)
Total increase (decrease) in net assets	167,322	(3,382)	415,624	(81,698)
Net assets at beginning of year	367,859	371,241	912,060	993,758
Net assets at end of year	$535,181	$367,859	$1,327,684	$912,060

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$193,734	$291,239	$849,263	$664,991
Net realized gains (losses)	3,299	(60,684)	(37,098)	224,761
Net change in unrealized appreciation/ (depreciation)	748,142	(495,360)	1,417,498	(1,025,107)
Increase (decrease) in net assets from operations	945,175	(264,805)	2,229,663	(135,355)
Contract Owner Transactions:
Purchase payments received	253,421	212,733	437,951	1,598,987
Transfers between Sub-Accounts
(including the Fixed Account), net	(347,103)	(258,744)	1,412,828	643,694
Withdrawals, surrenders and contract charges	(495,833)	(340,495)	(649,576)	(663,917)
Mortality and expense risk charges	(20,972)	(21,292)	(88,734)	(80,416)
Cost of insurance charges	(176,341)	(163,171)	(434,952)	(397,347)
Net increase (decrease) from contract owner transactions	(786,828)	(570,969)	677,517	1,101,001
Total increase (decrease) in net assets	158,347	(835,774)	2,907,180	965,646
Net assets at beginning of year	11,477,686	12,313,460	26,442,987	25,477,341
Net assets at end of year	$11,636,033	$11,477,686	$29,350,167	$26,442,987

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	SCP Sub-Account		R02 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$7,860	$8,580	$285	$43
Net realized gains (losses)	148,600	41,595	-	1,592
Net change in unrealized appreciation/ (depreciation)	34,666	(129,746)	8,892	(3,980)
Increase (decrease) in net assets from operations	191,126	(79,571)	9,177	(2,345)
Contract Owner Transactions:
Purchase payments received	93,513	90,648	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	17,066	(191,124)	(1)	-
Withdrawals, surrenders and contract charges	(29,142)	(39,956)	-	-
Mortality and expense risk charges	(4,628)	(4,929)	-	-
Cost of insurance charges	(26,385)	(27,652)	-	1
Net increase (decrease) from contract owner transactions	50,424	(173,013)	(1)	1
Total increase (decrease) in net assets	241,550	(252,584)	9,176	(2,344)
Net assets at beginning of year	987,446	1,240,030	20,373	22,717
Net assets at end of year	$1,228,996	$987,446	$29,549	$20,373

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	R03 Sub-Account		TBC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$23	$-	$-	$-
Net realized gains (losses)	412	389	1,745,667	2,139,373
Net change in unrealized appreciation/ (depreciation)	4,636	(1,446)	2,837,970	(1,711,039)
Increase (decrease) in net assets from operations	5,071	(1,057)	4,583,637	428,334
Contract Owner Transactions:
Purchase payments received	-	-	344,038	237,289
Transfers between Sub-Accounts
(including the Fixed Account), net	6,081	9,978	(25,095)	(199,774)
Withdrawals, surrenders and contract charges	-	-	(168,661)	(236,254)
Mortality and expense risk charges	(42)	(20)	(41,687)	(38,934)
Cost of insurance charges	(190)	(76)	(195,168)	(182,484)
Net increase (decrease) from contract owner transactions	5,849	9,882	(86,573)	(420,157)
Total increase (decrease) in net assets	10,920	8,825	4,497,064	8,177
Net assets at beginning of year	8,825	-	15,122,847	15,114,670
Net assets at end of year	$19,745	$8,825	$19,619,911	$15,122,847

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	REI Sub-Account		RNA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$60,551	$56,796	$114	$40
Net realized gains (losses)	124,804	273,772	2,230	2,778
Net change in unrealized appreciation/ (depreciation)	416,365	(564,332)	5,586	(2,525)
Increase (decrease) in net assets from operations	601,720	(233,764)	7,930	293
Contract Owner Transactions:
Purchase payments received	75,169	131,193	899	953
Transfers between Sub-Accounts
(including the Fixed Account), net	1,349	(355,697)	-	-
Withdrawals, surrenders and contract charges	(315,799)	(209,715)	-	-
Mortality and expense risk charges	(4,731)	(5,830)	(55)	(51)
Cost of insurance charges	(74,772)	(74,726)	(1,345)	(1,287)
Net increase (decrease) from contract owner transactions	(318,784)	(514,775)	(501)	(385)
Total increase (decrease) in net assets	282,936	(748,539)	7,429	(92)
Net assets at beginning of year	2,384,032	3,132,571	22,730	22,822
Net assets at end of year	$2,666,968	$2,384,032	$30,159	$22,730

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	W42 Sub-Account
	December 31,	December 31,
	2019	2018
Operations:
Net investment income (loss)	$154	$45
Net realized gains (losses)	10,036	12,141
Net change in unrealized appreciation/ (depreciation)	4,008	(13,069)
Increase (decrease) in net assets from operations	14,198	(883)
Contract Owner Transactions:
Purchase payments received	17,523	10,831
Transfers between Sub-Accounts
(including the Fixed Account), net	1	(2,300)
Withdrawals, surrenders and contract charges	(394)	(4,644)
Mortality and expense risk charges	(181)	(120)
Cost of insurance charges	(3,396)	(2,125)
Net increase (decrease) from contract owner transactions	13,553	1,642
Total increase (decrease) in net assets	27,751	759
Net assets at beginning of year	40,812	40,053
Net assets at end of year	$68,563	$40,812

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account G (the "Variable Account") is a separate account of Delaware Life Insurance Company (the "Sponsor"). The Variable Account was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the "Contracts") issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies.

There are three universal life insurance products in the Variable Account as follows: Corporate VUL, FuturitySM Corporate VUL, and Large Case VUL. The assets of the Variable Account are divided into "Sub-Accounts". Each Sub-Account is invested in shares of a specific mutual fund (collectively the "Funds"), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-
Account	Previous Name	Effective Date
VMG	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class I	April 30, 2019
O01	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	May 24, 2019
OGS	Oppenheimer Global Fund/VA (Non-Service Shares)	May 24, 2019
OSC	Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares)	May 24, 2019
M98	MFS VIT II International Value Portfolio Initial Class	June 1, 2019
DSI	Dreyfus Stock Index Fund, Inc. (Initial Shares)	June 3, 2019
DGI	Dreyfus VIF Growth and Income Portfolio (Initial Shares)	June 3, 2019
DQB	Dreyfus VIF Quality Bond Portfolio (Initial Shares)	June 3, 2019
DSC	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	June 3, 2019
DCA	Dreyfus VIF Appreciation Portfolio (Initial Shares)	June 3, 2019
D18	Dreyfus IP MidCap Stock Portfolio (Initial Shares)	June 3, 2019
DTG	Dreyfus IP Technology Growth Portfolio (Initial Shares)	June 3, 2019

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
NPP	NSE	April 30, 2019
L27	MD8	July 31, 2019

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
C58, C89	April 29, 2016
NSE	April 30, 2019

There were no Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the Sponsor's management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2019. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub- Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the "Fixed Account." The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor's general account as an asset. Contract loan activity is reflected in the Transfers between Sub- Accounts (including the Fixed Account) line on the Statements of Changes in Net Assets.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the "Code"). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management's estimates.

Subsequent events

The Sponsor's management has evaluated events subsequent to December 31, 2019 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. There is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic on the Variable Account's net assets cannot reasonably be estimated at this time.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts' investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, "Fair Value Measurements and Disclosures", establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds' closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2019, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2019. There were no transfers between levels during the year ended December 31, 2019.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds' average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant's account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. These charges are reflected in the Statements of Changes in Net Assets. As of December 31, 2019, the deduction is at an effective annual rate based on assets as follows:

	Years	Years	Years
FuturitySM Corporate VUL	1 - 10	11 - 20	21+
	0.40%	0.25%	0.20%
Corporate VUL	0.60%	0.20%	0.10%
Large Case VUL	< 0.50%	< 0.10%	< 0.10%

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost ("DAC") tax and the sales load. The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%. The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Large Case VUL product, these expense charges consist of only the premium expense load. The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

Administration charges

At the beginning of each month, an account administration fee is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. For the Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for each month in the first policy year and $7.50 for months thereafter. For the Large Case VUL products, the monthly charge is $5.00 per policy for each policy month. These charges are reported in the Statements of Changes in Net Assets as part of "Withdrawals, surrenders and contract charges".

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date. These charges are reflected in the Statements of Changes in Net Assets under the "Cost of insurance charges" line item.

Other Contract Charges

The Large Case VUL products also charge a deferred expense load applied to the premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

	Purchases	Sales
A70	$1	$-
A71	321,366	53,884
AM2	71,866	146,037
IVP	403	912,978
A19	26,767	4,135
ASM	42,932	39,128
A54	108,449	56,832
A51	41,940	22,997
308	224,496	90,286
301	164,547	126,758
304	47,293	228,779
307	77,243	31,320
306	42,692	20,341
303	213,126	400,891
302	91,292	398,739
305	8,495	3,056
300	2,493,529	4,323,382
BLG	127,610	509,281
MSV	56,343	4,666
C89	952	271
C58	81	132
DRS	519,835	311,495
DSV	701,601	1,949,716
D37	254,078	113,256
001	855	492
SSI	74,226	46,602
D55	247,294	89,156
S61	95,712	191,788
D18	156,705	296,113
DTG	177,642	130,154
DSI	44,311,739	46,876,797
DCA	433,977	24,811
DSC	23,387	4,186
DGI	6,081	2,114
DQB	2,388	751
FVI	407,177	92,203
FCN	1,110,414	174,867
F24	83,980	114,731

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FEI	765,583	125,207
FF1	565,868	257,362
FF2	751,122	99,541
FF3	1,386,976	345,530
FVG	26,020	33,053
FGP	36,599	74,452
F99	421,891	535,493
FHI	94,246	47,009
FIP	276,961	2,013,456
FIG	7,006,183	7,375,760
FMC	1,091,172	3,032,382
FM8	55,258,189	53,746,419
FOF	32,176	14,855
F91	57,068	34,539
FE3	143,335	58,806
TFS	268,265	192,460
T20	50,044	25,031
TSF	1,234,617	166,559
F56	514	515
FSS	1,919	1,105
FSC	1,252	339
FRE	40,860	39,078
G31	4,702	14,859
V15	667,575	47,383
VCP	123,839	25,547
A39	23,899	3,776
IB1	605,043	213,196
A21	56,390	26,955
A22	105,202	63,630
I84	17,865	2,303
I76	10,807	1,307
MVP	29,168	12,273
JM7	2,266,910	225,021
J43	102,481	26,316
J32	29,379	7,845
LRI	940,913	1,320,443
L27	1,249	20,653
MD8	12,607,383	8,653,571

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M07	522,260	2,453,096
M35	992,658	811,455
M31	88,503	32,290
M80	99,843	595,599
MF1	401,444	163,943
M41	170,968	32,694
M42	336,186	42,064
M06	310,595	1,333,849
M33	9,645	5,795
M44	59,474	49,507
M40	1,753	327
M83	2,103,524	2,272,642
M08	80,376	176,365
MB6	1,408	1,479
MB7	27,132	252,898
MC0	483,710	530,399
MA0	6,552	39,169
MC1	226,730	181,840
MC3	50,099	1,556,567
MC6	125,001	154,679
MC9	98,350	122,006
M96	458,841	1,225,165
MD2	5,164	18,253
MA6	1,188,399	1,226,764
MA3	24,203	7,700
M97	303,138	90,614
MD5	232,465	321,140
M98	978,843	1,353,581
MD6	3,342	861
MB3	38,654	290,243
ME2	103,648	44,514
MA7	1,253	11,795
MB8	880,378	496,343
MF6	914,601	1,654,083
MF2	1,047,235	3,210,362
MG3	657,346	650,971
VMG	139,592	2,745
NPP	3,459	12,449
NMC	2,513	657
NSE	13,576	478

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
O01	213,328	86,763
OGS	578,039	308,843
OSC	203,514	104,696
P10	173,726	31,911
PK8	342,757	30,645
P06	647,701	1,240,795
P07	3,453,755	1,926,975
SCP	396,643	197,298
R02	285	1
R03	6,512	232
TBC	3,605,590	3,201,251
REI	289,169	390,009
RNA	2,951	1,399
W42	27,692	3,582

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units	Units	Net Increase
A71	Issued	Redeemed	(Decrease)
	5,444	(1,484)	3,960
AM2	13	(3,608)	(3,595)
IVP	40	(90,930)	(90,890)
A19	2	(69)	(67)
ASM	493	(1,470)	(977)
A54	167	(6)	161
A51	754	(263)	491
308	3,941	(3,855)	86
301	1,927	(789)	1,138
304	586	(6,737)	(6,151)
307	1,406	(150)	1,256
306	1,996	(1,870)	126
303	115	(5,524)	(5,409)
302	10	(10,689)	(10,679)
305	-	(129)	(129)
300	554	(109,970)	(109,416)
BLG	4,983	(25,724)	(20,741)
MSV	77	(131)	(54)
C89	63	(18)	45
C58	5	(10)	(5)
DRS	5,991	(2,347)	3,644
DSV	309	(49,024)	(48,715)
D37	2,343	(586)	1,757
001	51	(33)	18
SSI	7	(1,225)	(1,218)
D55	815	(924)	(109)
S61	-	(6,161)	(6,161)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
D18	Issued	Redeemed	(Decrease)
	189	(6,854)	(6,665)
DTG	1,924	(2,661)	(737)
DSI	7,540	(295,037)	(287,497)
DCA	121	(717)	(596)
DSC	62	(150)	(88)
DGI	40	(56)	(16)
DQB	89	(32)	57
FVI	10,090	(419)	9,671
FCN	2,150	(1,643)	507
F24	550	(2,545)	(1,995)
FEI	328	(3,831)	(3,503)
FF1	13,795	(254)	13,541
FF2	30,355	(1,644)	28,711
FF3	43,886	(2,598)	41,288
FVG	176	(1,157)	(981)
FGP	67	(920)	(853)
F99	2,059	(11,252)	(9,193)
FHI	2,980	(2,090)	890
FIP	-	(37,379)	(37,379)
FIG	113	(51,740)	(51,627)
FMC	607	(98,960)	(98,353)
FM8	1,280,531	(1,188,956)	91,575
FOF	760	(464)	296
F91	265	(784)	(519)
FE3	2,740	(951)	1,789
TFS	2,805	(1,013)	1,792
T20	1,376	(976)	400
TSF	14	(2,552)	(2,538)
F56	21	(25)	(4)
FSS	71	(46)	25
FSC	23	(11)	12
FRE	1,423.00	(1,720)	(297)
G31	12	(400)	(388)
V15	-	(1,991)	(1,991)
VCP	-	(883)	(883)
A39	223	(112)	111
IB1	5,950	(2,110)	3,840
A21	63	(837)	(774)
A22	3,830	(3,558)	272
I84	195	(110)	85
I76	331	(50)	281
MVP	412	(270)	142

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
JM7	Issued	Redeemed	(Decrease)
	123,220	(14,573)	108,647
J43	16	(672)	(656)
J32	-	(65)	(65)
LRI	762	(24,617)	(23,855)
L27	40	(783)	(743)
MD8	477,719	(280,618)	197,101
M07	720	(149,704)	(148,984)
M35	9,732	(17,331)	(7,599)
M31	-	(1,149)	(1,149)
M80	483	(20,527)	(20,044)
MF1	2,454	(5,915)	(3,461)
M41	2,906	(1,160)	1,746
M42	1,560	(2,617)	(1,057)
M06	11,257	(113,661)	(102,404)
M33	23	(258)	(235)
M44	2,822	(3,883)	(1,061)
M40	91	(27)	64
M83	146	(41,760)	(41,614)
M08	449	(11,621)	(11,172)
MB6	-	(44)	(44)
MB7	-	(7,040)	(7,040)
MC0	10,682	(26,570)	(15,888)
MA0	35	(1,794)	(1,759)
MC1	12	(4,588)	(4,576)
MC3	1,146	(99,543)	(98,397)
MC6	1,319	(2,682)	(1,363)
MC9	55	(4,045)	(3,990)
M96	981	(41,548)	(40,567)
MD2	-	(778)	(778)
MA6	5,493	(20,491)	(14,998)
MA3	550	(279)	271
M97	2,550	(3,627)	(1,077)
MD5	102	(9,816)	(9,714)
M98	968	(45,020)	(44,052)
MD6	71	(68)	3
MB3	198	(7,267)	(7,069)
ME2	704	(1,021)	(317)
MA7	9	(558)	(549)
MB8	-	(4,951)	(4,951)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
MF6	Issued	Redeemed	(Decrease)
	567	(20,585)	(20,018)
MF2	17,225	(224,064)	(206,839)
MG3	3,554	(17,301)	(13,747)
VMG	2,231	(56)	2,175
NPP	17	(335)	(318)
NMC	26	(17)	9
NSE	1,284	(48)	1,236
O01	825	(448)	377
OGS	3,163	(3,850)	(687)
OSC	2,078	(2,421)	(343)
P10	22,338	(4,464)	17,874
PK8	14,281	(1,349)	12,932
P06	12,559	(51,554)	(38,995)
P07	83,333	(52,827)	30,506
SCP	5,268	(2,866)	2,402
R03	203	(8)	195
TBC	12,363	(15,474)	(3,111)
REI	2,007	(10,370)	(8,363)
RNA	18	(28)	(10)
W42	593	(134)	459

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
A71	Issued	Redeemed	(Decrease)
	4,984	(3,910)	1,074
AM2	411	(4,158)	(3,747)
IVP	577	(26,982)	(26,405)
A19	30	(1,355)	(1,325)
ASM	2,307	(315)	1,992
A54	157	(3)	154
A51	391	(1,455)	(1,064)
308	11,931	(5,335)	6,596
301	37,826	(9,243)	28,583
304	609	(6,247)	(5,638)
307	495	(124)	371
306	498	(444)	54
303	287	(3,318)	(3,031)
302	6,953	(7,104)	(151)
305	17	(7,079)	(7,062)
300	147,105	(29,585)	117,520
BLG	34,827	(2,584)	32,243
MSV	53	(133)	(80)
C89	30	(12)	18
C58	490	(4,932)	(4,442)
DRS	6,491	(1,909)	4,582
DSV	1,721	(16,931)	(15,210)
D37	5,801	(1,995)	3,806
001	544	(6,133)	(5,589)
SSI	59	(385)	(326)
D55	29	(12,662)	(12,633)
S61	5,903	(594)	5,309

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
D18	Issued	Redeemed	(Decrease)
	6,730	(809)	5,921
DTG	1,382	(250)	1,132
DSI	15,876	(394,142)	(378,266)
DCA	150	(1,495)	(1,345)
DSC	59	(653)	(594)
DGI	94	(318)	(224)
DQB	97	(57)	40
FVI	420	(4,828)	(4,408)
FCN	422	(5,473)	(5,051)
F24	572	(6,493)	(5,921)
FEI	322	(9,611)	(9,289)
FF1	-	(9,477)	(9,477)
FF2	595	(21,036)	(20,441)
FF3	11,497	(5,882)	5,615
FVG	254	(224)	30
FGP	62	(304)	(242)
F99	4,214	(13,155)	(8,941)
FHI	2,164	(787)	1,377
FIP	-	(27,880)	(27,880)
FIG	36,517	(24,833)	11,684
FMC	603	(23,291)	(22,688)
FM8	197,116	(249,204)	(52,088)
FOF	1,061	(262)	799
F91	3,051	(6,828)	(3,777)
FE3	4,148	(781)	3,367
TFS	507	(15,942)	(15,435)
T20	3,951	(481)	3,470
TSF	69	(8,106)	(8,037)
F56	203	(1,569)	(1,366)
FSS	68	(45)	23
FSC	25	(11)	14
FRE	373.00	(1,515)	(1,142)
G31	13	(413)	(400)
V15	-	(11,635)	(11,635)
VCP	-	(4,481)	(4,481)
A39	154	(113)	41
IB1	2,283	(3,809)	(1,526)
A21	38	(27,423)	(27,385)
A22	1,535	(1,394)	141
I84	79	(72)	7
I76	1,054	(27)	1,027
MVP	394	(308)	86

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
JM7	Issued	Redeemed	(Decrease)
	123,220	(14,573)	108,647
J43	16	(672)	(656)
J32	-	(65)	(65)
LRI	762	(24,617)	(23,855)
L27	40	(783)	(743)
MD8	477,719	(280,618)	197,101
M07	720	(149,704)	(148,984)
M35	9,732	(17,331)	(7,599)
M31	-	(1,149)	(1,149)
M80	483	(20,527)	(20,044)
MF1	2,454	(5,915)	(3,461)
M41	2,906	(1,160)	1,746
M42	1,560	(2,617)	(1,057)
M06	11,257	(113,661)	(102,404)
M33	23	(258)	(235)
M44	2,822	(3,883)	(1,061)
M40	91	(27)	64
M83	146	(41,760)	(41,614)
M08	449	(11,621)	(11,172)
MB6	-	(44)	(44)
MB7	-	(7,040)	(7,040)
MC0	10,682	(26,570)	(15,888)
MA0	35	(1,794)	(1,759)
MC1	12	(4,588)	(4,576)
MC3	1,146	(99,543)	(98,397)
MC6	1,319	(2,682)	(1,363)
MC9	55	(4,045)	(3,990)
M96	981	(41,548)	(40,567)
MD2	-	(778)	(778)
MA6	5,493	(20,491)	(14,998)
MA3	550	(279)	271
M97	2,550	(3,627)	(1,077)
MD5	102	(9,816)	(9,714)
M98	968	(45,020)	(44,052)
MD6	71	(68)	3
MB3	198	(7,267)	(7,069)
ME2	704	(1,021)	(317)
MA7	9	(558)	(549)
MB8	-	(4,951)	(4,951)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
MF6	Issued	Redeemed	(Decrease)
	22,482	(9,564)	12,918
MF2	55,230	(17,361)	37,869
MG3	6,576	(16,655)	(10,079)
VMG	1,439	(36)	1,403
NPP	39	(22)	17
NMC	35	(16)	19
NLM	11	(253)	(242)
O01	2,635	(5,072)	(2,437)
OGS	5,288	(6,174)	(886)
OSC	1,250	(464)	786
P10	9,779	(1,976)	7,803
PK8	2,534	(3,736)	(1,202)
P06	10,967	(40,401)	(29,434)
P07	106,237	(54,082)	52,155
SCP	3,892	(11,320)	(7,428)
R03	312	(3)	309
TBC	7,397	(20,494)	(13,097)
REI	3,507	(17,268)	(13,761)
RNA	27	(38)	(11)
W42	356	(302)	54

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3,4	Assets	Ratio1	Total Return2
A70
2019	-	$28.0853	$25	-%	29.78%
2018	-	21.6404	19	-	(9.98)
2017	-	24.0404	21	-	36.30
2016	-	17.6383	16	-	(0.88)
2015	-	17.7940	16	-	2.65
A71
2019	31,885	37.2872	1,191,098	1.11	23.61
2018	27,925	30.1650	844,142	0.79	(5.84)
2017	26,851	32.0374	862,116	1.24	18.60
2016	24,666	27.0139	667,923	0.96	11.07
2015	23,549	24.3215	574,180	1.30	1.43
AM2
2019	45,490	37.8509	1,721,856	0.28	27.23
2018	49,085	29.7499	1,460,293	0.40	(17.60)
2017	52,832	36.1043	1,907,472	0.94	34.63
2016	53,723	26.8168	1,440,685	-	(7.07)
2015	53,868	28.8567	1,554,468	0.06	(2.17)
IVP
2019	76	11.1407	831	-	17.14
2018	90,966	9.5108	865,151	1.32	(22.79)
2017	117,371	12.3178	1,445,746	2.41	25.42
2016	93,649	9.8213	919,740	1.30	(0.50)
2015	96,775	9.8707	955,227	2.80	2.59
A19
2019	3,180	65.3494	207,793	-	36.01
2018	3,247	48.0487	156,006	-	(1.11)
2017	4,572	48.5860	222,147	-	33.78
2016	4,647	36.3181	168,777	-	6.21
2015	27,156	34.1930	928,531	-	(1.53)
ASM
2019	9,430	24.0409	226,704	0.59	20.10
2018	10,407	20.0180	208,343	0.48	(15.03)
2017	8,415	23.5585	198,259	0.49	13.15
2016	7,380	20.8212	153,667	0.68	25.09
2015	5,240	16.6452	87,222	0.80	(5.49)
A54
2019	14,670	31.4954	462,020	-	30.26
2018	14,509	24.1796	350,813	-	(7.44)
2017	14,355	26.1245	375,004	-	29.79
2016	14,043	20.1282	282,651	-	0.97
2015	17,923	19.9341	357,264	-	(1.56)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
A51
2019	7,454	$26.9645	$200,994	-%	29.34%
2018	6,963	20.8482	145,174	-	1.44
2017	8,027	20.5531	164,988	-	28.73
2016	25,562	15.9659	408,129	-	6.24
2015	35,730	15.0283	536,968	-	(3.32)
308
2019	40,327	34.8973	1,407,302	2.07	21.38
2018	40,241	28.7508	1,156,969	2.12	(8.66)
2017	33,645	31.4754	1,058,987	2.06	17.04
2016	32,927	26.8929	885,497	9.88	18.70
2015	34,412	22.6563	779,653	1.29	(2.93)
301
2019	42,350	16.4694	697,475	2.72	9.36
2018	41,212	15.0601	620,656	6.29	(0.71)
2017	12,629	15.1682	191,553	1.94	3.66
2016	12,778	14.6320	186,967	2.03	2.94
2015	12,916	14.2136	183,586	1.22	0.27
304
2019	10,079	39.9441	402,583	1.04	35.28
2018	16,230	29.5278	479,231	0.58	(9.04)
2017	21,868	32.4633	709,895	0.93	31.47
2016	20,749	24.6928	512,347	8.58	0.62
2015	24,563	24.5404	602,781	1.05	6.94
307
2019	4,513	35.1490	158,629	2.08	31.14
2018	3,257	26.8022	87,290	1.72	(9.63)
2017	2,886	29.6578	85,580	2.13	26.06
2016	2,415	23.5259	56,813	1.28	7.35
2015	4,097	21.9162	89,801	0.92	(1.34)
306
2019	10,094	34.8810	352,085	0.16	31.52
2018	9,968	26.5219	264,361	0.08	(10.55)
2017	9,914	29.6490	293,929	0.43	25.89
2016	9,386	23.5509	221,045	18.99	2.10
2015	8,556	23.0669	197,351	-	0.27
303
2019	7,023	48.2932	339,272	0.60	30.77
2018	12,432	36.9289	459,191	0.39	(0.25)
2017	15,463	37.0203	572,528	0.47	28.29
2016	18,556	28.8566	535,540	9.60	9.49
2015	25,821	26.3561	680,621	0.61	6.86
302
2019	17,226	40.2925	694,073	1.47	26.14
2018	27,905	31.9436	891,376	1.83	(1.79)
2017	28,056	32.5246	912,510	1.39	22.38
2016	28,172	26.5764	748,709	13.85	11.52
2015	15,383	23.8309	366,605	2.76	1.45

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
305
2019	5,584	$24.5707	$137,191	6.37%	12.55%
2018	5,713	21.8304	124,702	4.51	(2.34)
2017	12,775	22.3536	285,552	6.69	6.89
2016	12,968	20.9131	271,191	6.24	17.69
2015	13,138	17.7691	233,446	3.90	(7.30)
300
2019	731,875	25.5395	18,691,713	1.43	22.88
2018	841,291	20.7838	17,485,166	1.80	(13.13)
2017	723,771	23.9258	17,316,751	1.28	32.14
2016	717,956	18.1058	12,999,150	9.95	3.53
2015	895,323	17.4881	15,657,509	1.62	(4.53)
BLG
2019	33,703	21.5454	726,134	1.01	17.99
2018	54,444	18.2604	994,177	1.18	(7.34)
2017	22,201	19.7062	437,507	1.37	13.86
2016	20,383	17.3077	352,786	1.40	4.11
2015	16,536	16.6237	274,893	1.23	(0.71)
MSV
2019	15,545	36.8062	572,106	1.78	28.98
2018	15,599	28.5366	445,114	1.32	(6.39)
2017	15,679	30.4848	477,955	0.95	14.05
2016	15,790	26.7286	422,016	0.29	23.65
2015	16,914	21.6162	365,608	0.77	(6.61)
C635
2016	-	-	-	0.57	0.11
2015	-	17.5114	3	-	2.17
C656
2016	-	-	-	1.15	(4.64)
2015	3,490	10.4444	36,455	0.32	(0.03)
C89
2019	64	18.0529	1,148	-	31.75
2018	19	13.7019	263	-	(2.40)
2017	1	14.0385	14	-	33.03
C58
2019	3	12.9837	34	2.02	25.15
2018	8	10.3747	81	3.18	(16.81)
2017	4,450	12.4714	55,500	1.80	27.18
2016	3,989	9.8061	39,115	1.08	(1.94)
DRS
2019	90,183	37.6015	3,391,033	2.13	26.81
2018	86,539	29.6520	2,566,044	2.03	(7.22)
2017	81,957	31.9596	2,619,310	1.58	1.54
2016	83,199	31.4764	2,618,811	1.40	5.87
2015	124,774	29.7317	3,709,744	1.15	3.75
DSV
2019	118,457	40.9250	4,847,815	1.21	28.14
2018	167,172	31.9377	5,339,076	0.86	(16.72)
2017	182,382	38.3483	6,994,002	0.88	12.05
2016	158,400	34.2243	5,421,114	1.11	31.41
2015	241,557	26.0449	6,291,313	0.81	(6.22)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
D37
2019	24,979	$49.5279	$1,237,161	0.56%	29.63%
2018	23,222	38.2069	887,240	0.17	(12.12)
2017	19,416	43.4749	844,103	0.31	18.65
2016	20,421	36.6426	748,274	0.23	8.29
2015	21,448	33.8363	725,714	0.45	7.54
001
2019	56	19.1732	1,076	1.94	32.95
2018	38	14.4210	550	3.25	(10.50)
2017	5,627	16.1124	90,662	1.53	22.88
2016	5,128	13.1121	67,245	1.05	(4.39)
2015	4,619	13.7138	63,345	1.52	(6.87)
SSI
2019	21,431	34.7316	744,319	1.04	25.22
2018	22,649	27.7359	628,181	0.95	(11.23)
2017	22,975	31.2445	717,841	0.99	14.33
2016	25,661	27.3287	701,270	1.14	21.03
2015	34,688	22.5807	783,270	1.06	(4.60)
D55
2019	41,278	46.7030	1,927,772	0.77	24.87
2018	41,387	37.4010	1,547,889	0.72	(11.42)
2017	54,020	42.2232	2,280,847	0.69	14.03
2016	60,978	37.0275	2,257,820	0.84	20.71
2015	65,643	30.6757	2,013,632	0.76	(4.85)
S61
2019	35,320	31.2332	1,103,943	0.71	21.51
2018	41,481	25.7036	1,066,843	1.24	(16.01)
2017	36,172	30.6047	1,107,790	0.74	10.52
2016	31,812	27.6908	881,596	0.62	16.89
2015	37,127	23.6900	880,128	0.21	(1.91)
D18
2019	20,388	31.0439	632,914	0.67	20.18
2018	27,053	25.8306	698,794	0.57	(15.49)
2017	21,132	30.5644	645,886	1.26	15.38
2016	30,617	26.4911	811,077	0.55	15.47
2015	61,862	22.9422	1,419,245	0.12	(2.29)
DTG
2019	13,687	49.8019	681,614	-	25.82
2018	14,424	39.5830	570,942	-	(0.98)
2017	13,292	39.9762	531,350	-	42.64
2016	12,249	28.0261	343,295	-	4.72
2015	10,065	26.7623	269,365	-	6.16
DSI
2019	2,930,900	33.7528	98,928,633	1.73	31.18
2018	3,218,397	25.7294	82,809,628	1.67	(4.63)
2017	3,596,663	26.9799	97,039,793	1.75	21.54
2016	3,550,789	22.1987	78,824,539	2.03	11.71
2015	3,596,137	19.8723	71,465,200	1.80	1.11

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment
		Unit Value			Net	Income
	Units	lowest to highest3			Assets	Ratio1	Total Return2
DCA
2019	99,652	$40.8560			$4,071,523	1.17%	36.10%
2018	100,248	30.0199			3,009,564	1.26	(6.85)
2017	101,593	32.2280			3,274,276	1.35	27.33
2016	102,347	25.3104			2,590,540	1.64	7.90
2015	108,494	23.4565			2,544,968	1.77	(2.47)
DSC
2019	4,503	29.5420			133,023	-	21.78
2018	4,591	24.2589			111,368	-	(19.08)
2017	5,185	29.9775			155,418	-	24.68
2016	5,674	24.0436			136,412	-	17.07
2015	6,405	20.5377			131,524	-	(2.28)
DGI
2019	1,181	35.2395			41,609	1.08	29.12
2018	1,197	27.2919			32,660	0.79	(4.68)
2017	1,421	28.6333			40,680	0.74	19.71
2016	1,478	23.9193			35,352	1.21	10.03
2015	1,681	21.7385			36,537	0.88	1.58
DQB
2019	716	24.3566			17,426	1.90	8.06
2018	659	22.5406			14,853	2.74	(2.54)
2017	619	23.1291			14,314	2.11	4.50
2016	630	22.1342			13,939	1.75	1.52
2015	606	21.8029			13,212	2.02	(1.65)
FVI
2019	17,441	33.4892			584,098	2.15	24.51
2018	7,770	26.8973			209,011	1.26	(4.22)
2017	12,178	28.0828			342,002	1.53	16.43
2016	10,954	24.1209			264,226	1.17	7.26
2015	13,244	22.4877			297,836	0.65	0.59
FCN
2019	119,502	75.0662			8,970,191	0.47	31.58
2018	118,995	57.0507			6,788,482	0.71	(6.38)
2017	124,046	60.9359			7,558,586	1.01	21.88
2016	126,385	49.9986			6,318,809	0.68	8.01
2015	172,991	46.2927			8,007,978	0.92	0.67
F24
2019	9,215	52.8259			487,410	0.22	31.27
2018	11,210	40.2407			451,569	0.31	(6.64)
2017	17,131	43.1025			738,901	0.78	21.59
2016	18,521	35.4501			657,020	0.54	7.73
2015	28,082	32.9065			924,471	0.57	0.42
FEI
2019	318,922	22.9320	to	44.1685	9,941,202	2.04	27.44
2018	322,425	17.9939	to	34.6575	7,891,129	2.27	(8.29)
2017	331,714	19.6208	to	37.7911	8,919,294	1.74	12.89
2016	334,807	17.3799	to	33.4749	7,974,653	2.36	18.02
2015	344,552	14.7266	to	28.3644	6,919,692	3.06	(3.96)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
FF1
2019	26,488	$21.5369	$570,469	3.12%	18.26%
2018	12,947	18.2115	235,790	1.31	(5.07)
2017	22,424	19.1841	430,186	1.12	15.10
2016	34,473	16.6674	574,574	1.67	5.91
2015	34,185	15.7367	537,961	1.36	(0.33)
FF2
2019	64,676	21.8886	1,415,658	2.57	20.13
2018	35,965	18.2211	655,313	1.23	(5.86)
2017	56,406	19.3557	1,091,779	1.20	16.62
2016	104,255	16.5979	1,730,408	1.43	6.12
2015	104,603	15.6406	1,636,049	1.44	(0.27)
FF3
2019	144,936	23.5754	3,416,929	2.38	24.43
2018	103,648	18.9471	1,963,827	1.38	(7.78)
2017	98,033	20.5456	2,014,140	1.39	20.96
2016	143,373	16.9854	2,435,234	1.63	6.61
2015	78,674	15.9327	1,253,493	2.15	(0.24)
FVG
2019	5,799	34.1096	197,813	3.54	30.05
2018	6,780	26.2277	177,829	0.33	(8.98)
2017	6,750	28.8156	194,512	1.17	16.90
2016	7,944	24.6505	195,822	1.66	16.08
2015	8,887	21.2358	188,726	1.47	(2.27)
FGP
2019	240	56.9462	13,683	0.26	34.31
2018	1,093	42.3980	46,362	0.28	(0.17)
2017	1,335	42.4694	56,694	0.29	35.13
2016	340	31.4279	10,700	0.04	0.80
2015	322	31.1782	10,040	0.05	7.17
F99
2019	95,897	44.3077	4,250,656	0.06	33.98
2018	105,090	33.0713	3,476,720	0.04	(0.43)
2017	114,031	33.2147	3,788,778	0.08	34.81
2016	105,464	24.6373	2,599,295	-	0.55
2015	119,712	24.5025	2,934,174	0.04	6.90
FHI
2019	19,604	26.2567	514,735	5.24	15.11
2018	18,714	22.8110	426,876	5.64	(3.29)
2017	17,337	23.5858	408,906	5.64	6.93
2016	14,822	22.0564	327,085	3.87	14.61
2015	31,331	19.2451	603,101	7.42	(3.63)
FIP
2019	127,299	56.7504	7,224,082	2.02	31.35
2018	164,678	43.2054	7,114,877	1.76	(4.49)
2017	192,558	45.2370	8,710,609	1.82	21.71
2016	236,042	37.1672	8,772,889	1.49	11.86
2015	282,455	33.2267	9,384,946	2.81	1.33

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
FIG
2019	1,427,156	$28.9502	$41,316,493	2.71%	9.67%
2018	1,478,783	26.3985	39,037,700	2.56	(0.53)
2017	1,467,099	26.5394	38,935,843	2.39	4.22
2016	1,743,613	25.4656	44,402,143	2.27	4.74
2015	2,024,711	24.3129	49,226,504	2.96	(0.60)
FMC
2019	122,927	28.4230	3,493,947	0.73	23.45
2018	221,280	23.0242	5,094,795	0.66	(14.54)
2017	243,968	26.9410	6,572,771	0.68	20.81
2016	369,842	22.3006	8,247,697	0.47	12.23
2015	408,897	19.8697	8,124,692	0.51	(1.39)
FM8
2019	1,726,434	12.3612	21,334,609	1.93	1.92
2018	1,634,859	12.1288	19,822,839	1.55	1.55
2017	1,686,947	11.9436	20,142,377	0.58	0.57
2016	1,544,901	11.8753	18,340,425	0.10	0.10
2015	1,760,703	11.8629	20,881,240	0.01	0.01
FOF
2019	10,300	24.7621	255,055	1.76	27.77
2018	10,004	19.3809	193,885	1.60	(14.81)
2017	9,205	22.7494	209,410	1.43	30.28
2016	9,094	17.4614	158,787	1.26	(5.06)
2015	9,741	18.3925	179,153	1.05	3.62
F91
2019	26,347	30.4340	801,845	1.55	27.50
2018	26,866	23.8697	641,274	1.45	(15.06)
2017	30,643	28.1006	861,083	1.17	29.99
2016	35,774	21.6181	773,368	1.23	(5.27)
2015	36,015	22.8203	821,880	1.16	3.30
FE3
2019	56,710	22.6713	1,285,696	0.33	17.38
2018	54,921	19.3147	1,060,789	2.20	(10.55)
2017	51,554	21.5926	1,113,195	1.27	14.57
2016	35,158	18.8459	662,589	0.52	5.17
2015	45,667	17.9195	818,327	0.81	1.84
TFS
2019	64,426	21.2543	1,369,331	2.03	12.84
2018	62,634	18.8362	1,179,792	2.87	(15.27)
2017	78,069	22.2305	1,735,532	2.31	17.02
2016	172,134	18.9972	3,270,085	2.15	7.49
2015	176,535	17.6735	3,120,001	3.46	(6.31)
T20
2019	20,083	28.9008	581,335	1.68	12.53
2018	19,683	25.6830	506,334	2.41	(15.44)
2017	16,213	30.3730	493,418	2.54	16.69
2016	16,166	26.0283	421,609	1.97	7.18
2015	13,364	24.2858	325,337	3.48	(6.49)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
TSF
2019	172,278	$32.9010	$5,668,069	3.01%	15.43%
2018	174,816	28.5022	4,982,583	2.25	(14.61)
2017	182,853	33.3777	6,103,156	1.83	18.77
2016	183,082	28.1033	5,145,158	2.29	9.90
2015	206,564	25.5721	5,282,204	2.87	(6.24)
F56
2019	12	30.6339	381	2.53	15.15
2018	16	26.6025	412	1.69	(14.85)
2017	1,382	31.2415	43,176	1.68	18.50
2016	1,764	26.3642	46,497	2.02	9.62
2015	1,806	24.0506	43,432	2.60	(6.49)
FSS
2019	73	28.3609	2,062	2.01	22.92
2018	48	23.0723	1,096	2.64	(8.86)
2017	25	25.3141	635	2.32	8.64
2016	18	23.3020	412	3.01	16.35
2015	7,257	20.0268	145,341	3.53	(4.69)
FSC
2019	135	36.4631	4,911	-	31.80
2018	123	27.6652	3,397	-	(5.15)
2017	109	29.1684	3,182	-	21.75
2016	100	23.9585	2,380	-	4.40
2015	63,131	22.9483	1,448,744	-	(2.44)
FRE
2019	8,539	16.9383	144,630	2.81	22.62
2018	8,836	13.8142	122,061	2.80	(6.52)
2017	9,978	14.7773	147,448	3.56	10.76
2016	10,710	13.3418	142,886	1.45	0.81
2015	13,745	13.2352	181,912	3.48	0.83
G31
2019	2,232	40.0976	89,483	1.23	25.21
2018	2,620	32.0242	83,908	1.18	(6.19)
2017	3,020	34.1386	103,092	1.39	24.07
2016	3,266	27.5163	89,852	1.33	10.73
2015	3,785	24.8494	94,050	1.39	(0.20)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
V15
2019	195,495	$26.7045	$5,220,586	-%	36.76%
2018	197,486	19.5272	3,856,346	-	(3.62)
2017	209,121	20.2614	4,237,078	0.08	27.34
2016	211,215	15.9112	3,360,676	-	2.27
2015	214,167	15.5584	3,332,091	-	5.01
VCP
2019	27,684	32.4076	897,158	2.00	25.30
2018	28,567	25.8640	738,868	1.62	(12.16)
2017	33,048	29.4454	973,099	2.05	17.85
2016	37,239	24.9853	930,432	1.47	17.30
2015	42,202	21.3007	898,938	1.83	(5.98)
A39
2019	3,812	37.4176	142,652	0.98	28.96
2018	3,701	29.0140	107,384	0.91	(9.39)
2017	3,660	32.0225	117,214	1.06	13.17
2016	3,608	28.2948	102,085	0.72	10.26
2015	4,226	25.6611	108,452	1.17	(5.77)
IB1
2019	69,590	33.7958	2,351,850	1.88	25.19
2018	65,750	26.9955	1,774,963	2.02	(13.38)
2017	67,276	31.1660	2,096,707	1.49	14.32
2016	65,615	27.2625	1,788,837	0.98	19.69
2015	102,116	22.7766	2,325,867	2.99	(3.06)
A21
2019	19,613	37.6567	738,547	1.60	28.57
2018	20,387	29.2884	597,092	2.28	(14.98)
2017	47,772	34.4469	1,645,604	1.39	23.00
2016	52,249	28.0053	1,463,246	1.19	(0.45)
2015	72,382	28.1323	2,036,278	1.53	(2.34)
A22
2019	10,933	29.3230	320,581	0.52	25.28
2018	10,661	23.4066	249,548	0.52	(11.35)
2017	10,520	26.4034	277,774	0.53	14.92
2016	9,421	22.9759	216,455	0.06	13.43
2015	11,851	20.2549	240,043	0.19	(4.03)
I84
2019	4,329	23.0474	99,780	-	34.34
2018	4,244	17.1561	72,814	-	(5.58)
2017	4,237	18.1705	76,994	-	22.49
2016	4,158	14.8342	61,684	-	0.76
2015	3,983	14.7229	58,648	-	1.21
I76
2019	1,561	22.0754	34,471	-	26.60
2018	1,280	17.4374	22,315	-	(15.08)
2017	253	20.5338	5,205	-	14.06
2016	1,898	18.0033	34,165	-	12.06
2015	1,849	16.0652	29,701	-	(5.52)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment
		Unit Value			Net	Income
	Units	lowest to highest3			Assets	Ratio1	Total Return2
AI67
2015	-	$14.6579			$-	-%	(10.40%)
MVP
2019	5,862	29.3842			172,300	1.17	30.35
2018	5,720	22.5423			128,965	1.07	(13.63)
2017	5,634	26.1006			147,083	0.79	13.94
2016	4,989	22.9079			114,330	0.23	19.03
2015	55,982	19.2457			1,077,439	1.07	(3.47)
JM7
2019	1,015,697	15.7239			15,970,694	2.51	8.18
2018	907,050	14.5355			13,184,439	2.37	0.05
2017	943,333	14.5284			13,705,131	2.53	3.57
2016	834,278	14.0274			11,702,729	2.64	2.12
2015	754,255	13.7368			10,361,059	4.89	1.12
J43
2019	21,328	42.4687			905,792	0.40	24.58
2018	21,984	34.0905			749,438	0.38	(11.93)
2017	22,617	38.7079			875,450	0.32	15.23
2016	23,267	33.5930			781,592	0.47	20.21
2015	31,195	27.9443			871,715	0.14	(5.28)
J32
2019	7,603	46.0694			350,249	0.85	31.75
2018	7,668	34.9664			268,129	0.82	(6.16)
2017	7,607	37.2634			283,460	0.87	22.33
2016	7,785	30.4615			237,139	0.99	10.94
2015	7,589	27.4581			208,382	0.84	0.86
LRI
2019	365,015	20.7645			7,583,177	0.91	18.36
2018	388,870	17.5439			6,825,530	1.92	(18.32)
2017	404,537	21.4789			8,692,987	2.14	28.14
2016	345,653	16.7621			5,796,976	1.27	21.12
2015	413,046	13.8396			5,718,955	1.19	(19.90)
L279
2018	743	23.6066			17,544	0.85	(23.67)
2017	1,696	30.9258			52,461	1.12	39.21
2016	1,953	22.2148			43,375	0.69	(4.28)
2015	4,220	23.2070			97,943	0.84	11.10
MD8
2019	5,722,123	10.3230	to	13.8306	79,114,534	1.62	1.63
2018	5,525,022	10.1569	to	13.6081	75,160,719	1.24	1.26
2017	5,923,358	10.0305	to	13.4388	79,580,378	0.29	0.30
2016	6,301,822	10.0009	to	13.3991	84,416,960	0.01	0.01
2015	5,760,748	10.0000	to	13.3979	77,160,544	-	-

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
M07
2019	378,304	$16.2156	$6,134,426	2.04%	20.38%
2018	527,288	13.4699	7,102,506	2.10	(5.61)
2017	535,083	14.2707	7,635,988	2.31	12.30
2016	560,316	12.7078	7,120,370	2.74	9.09
2015	682,063	11.6484	7,944,966	2.61	(0.37)
M35
2019	393,175	15.9654	6,277,188	2.17	20.12
2018	400,774	13.2916	5,326,916	1.95	(5.87)
2017	448,872	14.1206	6,338,327	2.32	12.02
2016	374,574	12.6049	4,721,452	2.75	8.81
2015	391,134	11.5838	4,530,803	2.48	(0.58)
M31
2019	35,544	31.3914	1,115,778	-	38.15
2018	36,693	22.7229	833,775	0.09	2.67
2017	37,810	22.1321	836,822	0.10	31.40
2016	38,951	16.8428	656,049	0.04	2.44
2015	40,515	16.4412	666,107	0.16	7.56
M80
2019	32,196	30.8140	992,098	-	37.78
2018	52,240	22.3650	1,168,346	-	2.41
2017	52,421	21.8383	1,144,784	-	31.08
2016	66,441	16.6598	1,106,895	-	2.18
2015	51,115	16.3046	833,410	-	7.30
MF1
2019	90,695	29.9257	2,714,103	-	38.66
2018	94,156	21.5819	2,032,056	-	1.24
2017	110,079	21.3185	2,346,710	0.12	27.00
2016	116,626	16.7868	1,957,770	-	4.91
2015	123,321	16.0011	1,973,276	-	4.61
M41
2019	22,450	29.8553	670,257	-	38.28
2018	20,704	21.5908	447,011	-	0.95
2017	21,804	21.3867	466,312	-	26.68
2016	24,590	16.8830	415,157	-	4.62
2015	25,671	16.1381	414,277	-	4.43
M42
2019	92,087	18.9426	1,744,361	-	41.27
2018	93,144	13.4084	1,248,908	-	(1.72)
2017	95,546	13.6426	1,303,500	-	26.33
2016	108,414	10.7991	1,170,775	-	8.80
2015	111,021	9.9258	1,101,968	-	(2.15)
M06
2019	452,419	12.3952	5,607,847	3.25	10.21
2018	554,823	11.2473	6,240,264	3.78	(1.09)
2017	301,558	11.3708	3,428,959	3.37	4.46
2016	301,122	10.8857	3,277,922	3.33	4.23
2015	393,577	10.4435	4,110,338	3.13	(0.30)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
M33
2019	3,542	$25.3647	$89,854	0.79%	32.95%
2018	3,777	19.0788	72,070	0.70	(4.37)
2017	4,015	19.9504	80,096	1.17	23.37
2016	6,571	16.1714	106,258	0.79	8.74
2015	6,828	14.8722	101,542	0.66	0.80
M44
2019	42,449	14.0764	597,528	4.06	25.07
2018	43,510	11.2550	489,711	1.11	1.06
2017	43,708	11.1370	486,774	4.26	14.83
2016	45,704	9.6986	443,261	4.30	11.47
2015	145,351	8.7005	1,264,632	4.10	(14.52)
M40
2019	1,201	13.8914	16,677	3.89	24.80
2018	1,137	11.1308	12,654	0.88	0.81
2017	1,065	11.0413	11,756	2.58	14.49
2016	3,355	9.6437	32,352	3.70	11.24
2015	3,319	8.6696	28,776	4.60	(14.76)
M83
2019	513,702	23.4980	12,070,967	2.13	29.80
2018	555,316	18.1031	10,052,932	1.55	(10.09)
2017	592,475	20.1338	11,928,793	1.99	17.65
2016	664,313	17.1132	11,368,550	2.00	14.09
2015	802,818	14.9999	12,042,194	2.42	(0.74)
M08
2019	74,381	16.5224	1,228,950	1.83	29.51
2018	85,553	12.7581	1,091,497	1.32	(10.36)
2017	89,805	14.2319	1,278,103	1.67	17.35
2016	107,285	12.1280	1,301,158	1.89	13.78
2015	111,555	10.6596	1,189,137	2.11	(0.93)
MB6
2019	453	36.6567	16,591	1.50	29.17
2018	497	28.3777	14,115	1.38	(7.74)
2017	545	30.7579	16,762	1.51	20.76
2016	590	25.4697	15,036	1.39	8.45
2015	885	23.4862	20,802	1.59	1.13
MB7
2019	8,489	39.2594	333,258	0.90	28.87
2018	15,529	30.4636	473,055	1.18	(7.99)
2017	17,837	33.1088	590,538	1.33	20.47
2016	17,587	27.4832	483,348	1.35	8.17
2015	23,782	25.4062	604,193	1.34	0.87
MC0
2019	355,026	20.8175	7,390,741	3.89	14.65
2018	370,914	18.1574	6,734,858	3.89	(3.00)
2017	365,755	18.7188	6,846,485	3.74	6.39
2016	363,579	17.5953	6,397,289	4.20	6.28
2015	358,431	16.5550	5,933,830	4.04	(0.31)
MA0
2019	7,047	22.8519	161,044	3.36	14.46
2018	8,806	19.9654	175,810	3.62	(3.31)
2017	9,629	20.6488	198,816	3.87	6.11
2016	7,860	19.4597	152,955	3.88	5.98
2015	8,658	18.3611	158,965	3.90	(0.58)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
MC1
2019	46,004	$28.3694	$1,305,110	0.54%	32.87%
2018	50,580	21.3511	1,079,946	0.37	(4.07)
2017	23,788	22.2563	529,428	0.73	24.50
2016	23,533	17.8759	420,675	0.49	11.07
2015	24,567	16.0946	395,402	0.31	(0.40)
MC3
2019	18,688	17.3203	323,685	0.20	20.52
2018	117,085	14.3717	1,682,706	0.33	(13.94)
2017	140,086	16.6994	2,339,351	1.23	37.95
2016	100,355	12.1053	1,214,829	0.66	9.37
2015	98,642	11.0687	1,091,835	1.14	(12.89)
MC6
2019	7,638	63.1122	481,966	0.51	36.01
2018	9,001	46.4032	417,592	0.52	(4.83)
2017	8,197	48.7586	399,573	1.11	32.14
2016	7,573	36.9000	279,364	0.88	6.07
2015	799	34.7884	27,723	0.96	(1.54)
MC9
2019	34,168	32.8013	1,120,742	0.75	31.62
2018	38,158	24.9216	950,962	0.73	(9.06)
2017	40,125	27.4047	1,099,602	1.36	25.17
2016	39,963	21.8937	874,941	0.84	5.21
2015	41,636	20.8094	866,426	1.00	(1.09)
M96
2019	365,290	26.6710	9,742,009	2.90	6.53
2018	405,857	25.0369	10,160,788	3.23	0.47
2017	437,216	24.9201	10,894,868	2.68	2.22
2016	670,821	24.3780	16,352,701	2.69	1.04
2015	630,355	24.1269	15,207,903	2.78	0.47
MD2
2019	2,836	18.6728	52,960	2.36	6.35
2018	3,614	17.5581	63,450	2.91	0.17
2017	4,189	17.5283	73,423	2.87	2.03
2016	4,431	17.1803	76,133	2.66	0.68
2015	3,804	17.0649	64,912	3.45	0.26
MA6
2019	239,587	14.2548	3,415,280	5.26	14.81
2018	254,585	12.4163	3,161,022	11.30	(3.08)
2017	56,965	12.8107	729,764	6.55	6.69
2016	55,228	12.0078	663,177	6.80	13.82
2015	59,915	10.5494	632,079	8.11	(4.22)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
MA3
2019	4,631	$33.0108	$152,872	5.62%	14.44%
2018	4,360	28.8466	125,760	5.42	(3.24)
2017	4,508	29.8125	134,383	6.35	6.31
2016	4,541	28.0431	127,355	6.52	13.64
2015	4,627	24.6762	114,171	6.91	(4.42)
M97
2019	87,594	24.2042	2,120,154	1.23	27.30
2018	88,671	19.0137	1,685,956	1.05	(9.02)
2017	97,600	20.8987	2,039,708	1.24	32.64
2016	178,124	15.7562	2,806,556	1.18	2.49
2015	181,322	15.3732	2,787,501	1.66	0.32
MD5
2019	56,540	36.2915	2,051,913	0.96	27.11
2018	66,254	28.5510	1,891,602	0.80	(9.30)
2017	69,438	31.4790	2,185,841	1.10	32.35
2016	84,752	23.7853	2,015,853	0.88	2.15
2015	88,154	23.2840	2,052,577	1.19	0.10
M98
2019	539,533	22.6749	12,233,823	1.89	25.94
2018	583,585	18.0040	10,506,871	1.12	(9.49)
2017	597,063	19.8915	11,876,483	1.68	27.14
2016	261,290	15.6449	4,087,861	1.33	4.05
2015	252,357	15.0359	3,794,414	2.00	6.65
MD6
2019	905	36.1120	32,687	0.59	39.95
2018	902	25.8031	23,282	0.49	0.81
2017	1,470	25.5959	37,633	0.66	28.42
2016	1,472	19.9307	29,343	0.60	6.08
2015	1,404	18.7892	26,383	0.50	(0.12)
MB3
2019	9,712	44.1743	429,010	0.26	39.58
2018	16,781	31.6471	531,064	0.34	0.58
2017	17,676	31.4657	556,180	0.42	28.10
2016	19,464	24.5634	478,094	0.38	5.84
2015	20,318	23.2077	471,524	0.46	(0.33)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment
		Unit Value			Net	Income
	Units	lowest to highest3			Assets	Ratio1	Total Return2
ME2
2019	51,475	$25.8523			$1,330,735	1.48%	28.04%
2018	51,792	20.1902			1,045,696	1.49	(14.12)
2017	52,647	23.5111			1,237,771	1.76	28.29
2016	58,612	18.3265			1,074,152	1.40	(0.70)
2015	95,558	18.4561			1,763,612	1.98	(1.96)
MA7
2019	1,532	21.9164			33,576	2.86	11.29
2018	2,081	19.6928			40,978	3.71	(2.11)
2017	2,191	20.1165			44,067	1.26	5.88
2016	14,580	18.9986			276,997	2.85	8.00
2015	15,224	17.5912			267,804	5.55	(2.06)
MB8
2019	89,366	29.8250	to	54.1823	3,298,107	0.76	26.78
2018	94,317	23.5258	to	42.7387	2,735,699	0.86	(5.11)
2017	86,828	24.7920	to	45.0391	2,534,303	0.86	14.97
2016	78,768	21.5646	to	39.1759	2,038,747	1.16	20.90
2015	94,286	17.8362	to	32.4026	1,965,711	0.68	(4.15)
MF6
2019	172,086	62.6536			10,783,078	3.57	26.87
2018	192,104	49.3827			9,487,609	4.50	(3.03)
2017	179,186	50.9266			9,126,348	4.23	13.33
2016	183,115	44.9363			8,229,417	2.72	7.94
2015	197,809	41.6315			8,235,900	4.01	0.74
MF2
2019	1,166,960	12.7458			14,873,783	2.71	5.19
2018	1,373,799	12.1173			16,646,631	2.01	1.28
2017	1,335,930	11.9647			15,983,838	1.63	1.73
2016	1,314,580	11.7613			15,461,013	1.30	1.68
2015	1,390,966	11.5664			16,088,359	1.13	0.48

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment
		Unit Value	Net	Income
	Units	lowest to highest3	Assets	Ratio1	Total Return2
MG3
2019	143,512	$26.8770	$3,857,455	1.25%	31.12%
2018	157,259	20.4982	3,223,734	0.88	(11.45)
2017	167,338	23.1483	3,873,838	1.26	13.67
2016	164,514	20.3637	3,350,327	0.87	15.98
2015	213,189	17.5584	3,743,432	0.97	(2.33)
VMG
2019	4,487	52.7062	236,476	-	40.11
2018	2,312	37.6182	86,949	-	10.65
2017	909	33.9975	30,902	-	38.76
2016	1,213	24.5007	29,720	-	(8.78)
2015	6,444	26.8592	173,069	-	(5.90)
NPP10
2018	318	33.0602	10,508	1.25	(1.04)
2017	301	33.4074	10,051	0.62	13.36
2016	290	29.4701	8,463	0.73	27.37
2015	332	23.1381	7,621	0.19	(11.80)
NMC
2019	438	52.1781	22,846	-	32.75
2018	429	39.3062	16,868	-	(6.40)
2017	410	41.9958	17,210	-	25.29
2016	394	33.5193	13,219	-	4.40
2015	364	32.1081	11,696	-	1.28
NAR11
2017	-	-	-	-	16.74
2016	1,591	27.2178	43,316	0.67	16.17
2015	1,630	23.4298	38,196	0.74	(8.34)
NLM
2018	-	17.3911	-	-	1.02
2017	242	17.2154	4,162	1.53	0.89
2016	226	17.0633	3,853	0.12	1.22
2015	25,399	16.8578	428,174	1.99	0.18
NSE
2019	1,236	10.9402	13,520	0.42	9.40
O01
2019	40,831	33.3953	1,363,625	0.06	36.20
2018	40,454	24.5201	991,985	0.32	(5.73)
2017	42,891	26.0101	1,115,645	0.23	26.83
2016	47,337	20.5075	970,803	0.41	(2.20)
2015	65,017	20.9694	1,363,393	0.09	3.54

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment
		Unit Value			Net	Income
	Units	lowest to highest3			Assets	Ratio1	Total Return2
OGS
2019	58,701	$38.0886			$2,235,896	0.90%	31.79%
2018	59,388	28.9016			1,716,453	0.01	(0.13)
2017	60,274	33.2888			2,006,508	0.91	36.66
2016	60,093	24.3582			1,463,792	0.98	0.08
2015	67,110	24.3382			1,633,344	1.48	3.94
OSC
2019	31,437	40.7220			1,280,152	0.20	26.47
2018	31,780	32.1988			1,023,260	0.31	(10.32)
2017	30,994	35.9053			1,112,821	0.87	14.16
2016	30,205	31.4528			950,003	0.43	18.05
2015	45,180	26.6431			1,203,714	0.89	(5.90)
P10
2019	76,360	7.0086			535,181	4.69	11.43
2018	58,486	6.2897			367,859	2.09	(14.13)
2017	50,683	7.3248			371,241	10.89	2.15
2016	41,777	7.1704			299,555	1.12	15.16
2015	39,940	6.2267			248,697	4.47	(25.70)
PK8
2019	61,147	21.7255	to	43.5329	1,327,684	4.44	14.77
2018	48,215	18.9291	to	37.9296	912,060	4.12	(4.73)
2017	49,417	19.8697	to	39.8142	993,758	5.18	9.89
2016	49,052	18.0809	to	36.2300	900,831	5.23	13.34
2015	60,452	15.9522	to	31.9646	977,188	5.31	(2.25)
P06
2019	560,180	20.7728			11,636,033	1.65	8.44
2018	599,175	19.1566			11,477,686	2.46	(2.20)
2017	628,609	19.5883			12,313,460	2.33	3.66
2016	273,801	18.8971			5,157,900	2.39	5.20
2015	243,363	17.9633			4,356,414	2.54	(2.71)
P07
2019	1,283,812	22.8806			29,350,167	3.01	8.36
2018	1,253,306	21.1162			26,442,987	2.55	(0.53)
2017	1,201,151	21.2286			25,477,341	2.06	4.92
2016	693,267	20.2333			13,945,984	2.08	2.68
2015	795,413	19.7047			15,595,271	4.35	0.45
SCP
2019	51,573	23.8293			1,228,996	0.70	18.67
2018	49,171	20.0810			987,446	0.67	(8.34)
2017	56,599	21.9083			1,240,030	0.71	5.38
2016	139,277	20.7905			2,895,693	1.88	20.96
2015	141,882	17.1882			2,438,723	0.57	(11.80)
R02
2019	886	33.3602			29,549	1.12	45.04
2018	886	23.0004			20,373	0.18	(10.32)
2017	886	25.6474			22,717	0.05	31.78
2016	886	19.4624			17,239	-	15.72
2015	886	16.8183			14,897	-	(0.72)
R038
2019	504	39.1575			19,745	-	36.86
2018	309	28.6111			8,825	-	(1.81)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment
		Unit Value			Net	Income
	Units	lowest to highest3			Assets	Ratio1	Total Return2
TBC
2019	484,443	$36.8286	to	$50.3108	$19,619,911	-%	29.89%
2018	487,554	28.3540	to	38.7338	15,122,847	-	1.92
2017	500,651	27.8208	to	38.0054	15,114,670	-	36.17
2016	684,528	20.4315	to	27.9110	15,679,146	-	0.78
2015	819,579	20.2729	to	27.6943	18,622,792	-	11.05
REI
2019	64,372	41.4210			2,666,968	2.32	26.40
2018	72,735	32.7702			2,384,032	1.97	(9.50)
2017	86,496	36.2103			3,132,571	1.42	16.02
2016	184,072	31.2101			5,745,345	2.33	19.17
2015	240,069	26.1898			6,287,746	1.83	(6.85)
RNA
2019	639	47.2475			30,159	0.42	34.93
2018	649	35.0166			22,730	0.16	1.16
2017	660	34.6155			22,822	0.11	34.43
2016	671	25.7503			17,452	0.01	1.31
2015	7,435	25.4181			189,169	-	8.60
W42
2019	2,089	32.8282			$68,563	0.26	31.10
2018	1,630	25.0403			40,812	0.10	(1.46)
2017	1,576	25.4116			40,053	-	19.58
2016	1,631	21.2505			34,664	-	13.69
2015	31,008	18.6919			579,595	-	(0.61)

1These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

2Ratio represents the total return for the year indicated and reflects the changes in value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return calculated for the year indicated or from the effective date through the end of the reporting period.

3These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

4Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

5Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) merged into Sub-Account C89 on April 29, 2016.

6Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into Sub-Account C58 on April 29, 2016.

7Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6) is active but has zero balance and therefore is not reported on Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets.

8The net assets in R03 were transferred out during 2010 and R03 remained with zero balance through 2017.

9Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27) merged into Sub-Account MD8 on July 31, 2019.

10Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP) merged into Sub-Account NSE on April 30, 2019.

11Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR) is active but has had zero balance since 2017.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2019 and 2018 and for the Years

Ended December 31, 2019, 2018 and 2017

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

____________________________________________________________________________

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2019, 2018 and 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404
T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us 1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years ended December 31, 2019, 2018 and 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019, 2018 and 2017, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP Hartford, Connecticut

April 27, 2020

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

ADMITTED ASSETS	2019	2018
GENERAL ACCOUNT ASSETS
Bonds	$10,918,153	$10,497,705
Preferred stocks	769,767	566,677
Common stocks	779,463	592,218
Mortgage loans on real estate	606,383	544,207
Cash, cash equivalents and short-term investments	1,480,742	982,422
Contract loans	400,939	405,685
Derivatives	335,701	250,525
Other invested assets	878,847	451,955
Mortgage escrow funds	2,827	3,430
Receivables for securities	36,500	4,970
Investment income due and accrued	153,301	105,522
Amounts recoverable from reinsurers	9,549	17,199
Other amounts receivable under reinsurance contracts	4,049	5,435
Current federal and foreign income tax recoverable	49,947	23,865
Net deferred tax asset	79,469	83,265
Electronic data processing equipment and software	469	837
Receivables from parent, subsidiaries and affiliates	103,360	12,864
Reinsurance deposit asset	371,013	1,051,960
Other assets	17,793	73,989
Total general account assets	16,998,272	15,674,730
SEPARATE ACCOUNT ASSETS	20,832,308	21,177,841
TOTAL ADMITTED ASSETS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

LIABILITIES, CAPITAL STOCK AND SURPLUS	2019	2018
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$13,486,913	$12,168,958
Aggregate reserve for accident and health contracts	679	—
Liability for deposit-type contracts	671,845	475,872
Contract claims	33,937	31,574
Other amounts payable on reinsurance	16,698	13,315
Interest maintenance reserve	39,563	14,497
Commissions to agents due or accrued	20,383	15,770
General expenses due or accrued	18,677	61,193
Transfers from Separate Accounts due or accrued (net)	(233,009)	(252,664)
Remittances and items not allocated	17,405	38,084
Asset valuation reserve	250,890	71,674
Payable for securities	191,881	65,607
Payable to parent and affiliates	15,095	—
Reinsurance in unauthorized and certified companies	585	—
Funds held under reinsurance treaties with unauthorized and certified reinsurers	245,590	246,959
Funds held under coinsurance	371,889	1,052,175
Derivatives	117,942	77,319
Other liabilities	147,998	39,114
Total general account liabilities	15,414,961	14,119,447
SEPARATE ACCOUNT LIABILITIES	20,832,306	21,177,839
Total liabilities	36,247,267	35,297,286
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares
authorized; 6,437 shares issued and outstanding	6,437	6,437
Surplus notes	565,000	565,000
Gross paid in and contributed surplus	770,439	653,698
Unassigned funds	241,437	330,150
Total surplus	1,576,876	1,548,848
Total capital stock and surplus	1,583,313	1,555,285
TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
INCOME:
Premiums and annuity considerations	$2,412,284	$(10,314,071)	$2,033,394
Considerations for supplementary contracts with life contingencies	42,186	41,368	31,253
Net investment income	426,912	719,167	204,701
Amortization of interest maintenance reserve	9,296	12,414	20,548
Commissions and expense allowances on reinsurance ceded	113,811	243,365	2,288
Reserve adjustments on reinsurance ceded	(1,652,188)	10,705,103	—
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	346,576	375,076	421,373
Change in cash value of company owned life insurance	—	3,513	6,877
Investment (loss) income on reinsurance deposit asset	(116,980)	19,592	(262,531)
Reinsurance experience refund	120,973	129,967	—
Other income	54,015	57,899	65,750
Total Income	1,756,885	1,993,393	2,523,653
BENEFITS AND EXPENSES:
Death benefits	97,356	123,612	132,771
Annuity benefits	315,500	267,802	588,661
Health benefits	666	—	—
Surrender benefits and withdrawals for life contracts	1,275,361	1,009,649	2,206,148
Interest and adjustments on contract or deposit-type contract funds	8,163	22,140	23,571
Payments on supplementary contracts with life contingencies	44,396	41,136	36,609
Increase in aggregate reserves for life and accident and health contracts	1,318,634	2,081,112	1,277,372
Total Benefits	3,060,076	3,545,451	4,265,132
Commissions on premiums, annuity considerations and deposit-type
contract funds (direct business only)	186,775	152,103	133,038
Commissions and expense allowances on reinsurance assumed	119	123	112
General insurance expenses	223,389	219,357	236,239
Insurance taxes, licenses and fees, excluding federal income taxes	5,466	5,103	3,737
Net transfers from Separate Accounts net of reinsurance	(1,613,693)	(2,270,518)	(2,020,178)
Investment (income) expense on funds held	(349,816)	135,750	(288,371)
Other (benefits) deductions	(25)	222	2,021
Total Benefits and Expenses	1,512,291	1,787,591	2,331,730
Net income from operations before federal income tax benefit
and net realized capital gains (losses)	244,594	205,802	191,923
Federal income tax benefit, excluding tax on capital gains (losses)	(21,279)	(3,553)	(65,461)
Net income from operations after federal income taxes
and before net realized capital gains	265,873	209,355	257,384
Net realized capital gains (losses) less capital gains tax and transfers to
the interest maintenance reserve	4,540	(10,566)	24,045
NET INCOME	$270,413	$198,789	$281,429
See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,555,285	$1,463,390	$1,635,897
Net income	270,413	198,789	281,429
Change in net unrealized capital gains (losses), net of deferred income tax	345,580	(105,877)	(95,725)
Change in net unrealized foreign exchange capital gains (losses)	10,982	(3,123)	(15,426)
Change in net deferred income tax	(56,342)	27,017	(89,076)
Change in nonadmitted assets	(37,743)	(16,961)	(3,784)
Change in liability for reinsurance in unauthorized and certified companies	(585)	—	—
Change in asset valuation reserve	(179,216)	22,080	22,072
Surplus paid in	116,741	—	—
Dividends to stockholder	(200,000)	(157,384)	(235,358)
Investment (expense) income on funds held - unrealized	(241,802)	127,354	(36,639)
CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,583,313	$1,555,285	$1,463,390
See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,610,423	$2,735,182	$2,064,646
Net investment income	745,774	593,150	522,677
Miscellaneous income	402,030	433,475	489,411
Total receipts	3,758,227	3,761,807	3,076,734
Benefits and loss related payments	(3,301,972)	(3,146,388)	(2,997,833)
Net transfers from Separate Accounts	1,570,877	2,083,619	2,221,156
Commissions, expenses paid and aggregate write-ins for deductions	(462,727)	(377,617)	(387,448)
Federal and foreign income taxes recovered (paid)	(15,165)	33,867	11,280
Total payments	(2,208,987)	(1,406,519)	(1,152,845)
Net cash from operations	1,549,240	2,355,288	1,923,889
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	6,370,188	3,963,764	7,792,594
Stocks	84,610	151,520	46,290
Mortgage loans	244,684	80,758	114,292
Other Invested Assets	78,173	60,752	3,587
Net gains or (losses) on cash, cash equivalents and short-term	—	1,079	(1,388)
investments
Miscellaneous proceeds	94,743	51,913	—
Total investment proceeds	6,872,398	4,309,786	7,955,375
Cost of investments acquired (long-term only):
Bonds	(6,726,353)	(6,155,024)	(8,581,956)
Stocks	(460,624)	(349,366)	(208,860)
Mortgage loans	(247,625)	(131,649)	(229,405)
Other Invested Assets	(287,682)	(10,965)	(113,041)
Miscellaneous applications	(258,454)	(36,335)	(522,792)
Total investments acquired	(7,980,738)	(6,683,339)	(9,656,054)
Net decrease (increase) in contract loans and premium notes	4,652	23,436	23,591
Net cash from investments	(1,103,688)	(2,350,117)	(1,677,088)
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	195,974	11,471	(2,899)
Dividends to stockholders	(200,000)	(157,384)	(235,358)
Other cash (used) provided	56,794	17,133	14,763
Net cash from financing and miscellaneous sources	52,768	(128,780)	(223,494)
Net change in cash, cash equivalents and short-term investments	498,320	(123,609)	23,307
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	982,422	1,106,031	1,082,724
End of year	$1,480,742	$982,422	$1,106,031

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
	2019	2018	2017
Exchanges of bonds	$346,653	$342,445	$191,862
Exchanges of stocks	20,000	—	—
Capital Contribution - interest in limited partnership	16,741	—	—
Transfer of other invested assets to bonds	—	—	134,445
Transfer of other invested assets to common stock	—	—	40
Modified coinsurance reserve adjustment - net (including premium,	1,652,188	10,705,103	—
miscellaneous income and benefits)
Exchange of PPVUL policies for funding agreements	—	255,773	—
Transfer of other invested assets to preferred stocks	—	255,000	—
Transfer of bonds to preferred stocks	—	14,344	—
Transfer preferred stocks to bonds	—	18,620	—
Exchange of policy loans for bonds	—	166,220	—
Transfer of non-insulated separate account bonds to general account	11,652	99,864	—
Transfer of non-insulated separate account mortgages to general account	50,819	—	—
Capital contributions of options to subsidiary	176,418	—	—
Surplus note transfer from bonds to other invested assets	6,423	—	—
DLRC dividend received - invested assets and related accrued interest	2,333	—	—
DLRC return of capital - invested assets and related accrued interest	24,618	—	—
Capital Contribution - SSAP 72	100,000	—	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

1.DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES GENERAL

Delaware Life Insurance Company (the "Company"), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC , (the "Parent"), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly- owned subsidiary, Delaware Life Insurance Company of New York ("DLNY"), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the "Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware's insurance laws. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company's net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies ("LLCs") and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company's net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP, and is amortized to expense.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve ("AVR") and interest maintenance

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

reserve ("IMR") are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets ("DTAs") under statutory accounting principles. Certain contracts with a market value adjustment ("MVA") feature are classified within the Company's General Account under GAAP, but are classified within the Company's non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder's equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments ("OTTI") of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company's cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities ("MBS"), and asset-backed securities ("ABS") are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") are determined by comparing the insurer's carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office ("SVO") assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLCs. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan's trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company's Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company's overall risk management strategy, the Company uses over-the-counter ("OTC") and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company's variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity ("FIA") contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC ("DLIH 2016"). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

Pharmaceutical rebate receivables

Receivables for pharmacy rebates are estimated from information provided by the Company's pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager. Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebates receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for MedicareAdvantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities ("DTLs") is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company's assessment of the realization of such DTAs. Refer to Note 15 for further discussion of the Company's income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare and Medicaid Services ("CMS") to provide Medicare Advantage products resulting in approximately $0.5 million of premium written in 2019. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company's Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non- insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company's financial statements as follows:

•The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit is reflected in the Company's financial statements.

•Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•The dividends-received-deduction ("DRD"), which is included in the Company's income tax expense, is calculated based upon the variable Separate Accounts' assets held in connection with variable contracts.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

The Company did not have any new accounting pronouncement changes during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds ("ETFs"). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in the current year, net of tax, had no net impact on surplus. The Company did not have any corrections of errors during 2018.

2. RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties.

Investments in Subsidiaries - Common Stocks

(In Thousands)
		Carrying Value
Entity	Type of Subsidiary	December 31,
		2019	2018
DLNY	Insurance	$398,539	$366,354
Lackawanna Casualty Company	Insurance	186,890	—
DL Reinsurance Company ("DLRC")	Insurance	3,371	32,357
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,342	21,557
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454
Total		$611,596	$421,722

OnApril 1, 2019, the Company acquired Lackawanna Casualty Company "LCC", a Pennsylvania domiciled worker's compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company and Lackawanna National Insurance Company for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. At December 31, 2019, the admitted amount of unamortized goodwill was $56.6 million. The Company also contributed $2.5 million of additional capital to LCC in October 2019.

The Company values Clarendon Insurance Agency, Inc. ("Clarendon") as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2019 and 2018, the admitted amount was $1,454.0 thousand. The Company's Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates - Preferred Interests

In September 2018, DL Investment Holdings 2015-1, LLC ("DLIH 2015"), an affiliate and formerly a wholly-owned subsidiary, distributed $15.0 million of capital back to the Company. On December 28, 2018, DLIH 2015 amended and restated its Limited Liability CompanyAgreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC ("DLHP"), as a party to the agreement. As part of the restructuring, the Company received 255,000 Series A Preferred Units (non-voting interests) with a value of $255.0 million in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million in 2018. On December 31, 2019, the Company received a $15.8 million preferred dividend from DLIH 2015.

Investments in Affiliates - Other Invested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DLService Holdings, LLC; DLPrivate Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC ("CSPCH"), Clear Spring Health Holdings, LLC ("CSHH"), Ellendale Insurance Agency, LLC ("Ellendale"); DLIH 2016; and DL Investment Holdings 2016-2, LLC. The values of certain of these limited liability companies without audited financial statements were non- admitted as of December 31, 2019 and December 31, 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016, initiated a hedging program arrangement related to the Company's FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. During 2019, on behalf of DLIH 2016, the Company began purchasing and immediately transferring new FIA equity options to DLIH 2016 on an ongoing basis. $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2019 belong to DLIH 2016. Additionally, DLIH 2016 began purchasing equity futures in 2019 as part of the FIA hedging program. The Company also contributed $10.0 million to DLIH 2016 in 2017.

During 2017, the Company purchased an 80% controlling interest in Clear Spring Property and Casualty Company (formerly SeaBright Insurance Company) ("CSP&C") through its indirect wholly-owned subsidiary, Clear Spring PCAcquisition Corp. CSP&C is a Texas domestic property and casualty insurance company. The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017. At December 31, 2019 and 2018, $2.7 million and $3.0 million of unamortized goodwill related to the purchase was reflected in the Company's carrying value of CSPCH.

During 2019, 2018 and 2017, the Company contributed $87.2 million, $8.5 million, and $2.0 million to its subsidiary health holding company, CSHH, of which $14.5 million was used by CSHH to purchase Clear Spring Health Insurance Company (formerly Corvesta Life Insurance Company) ("CSHIC") in April 2019, $2.0 million was used to purchase Community Care Alliance of Illinois, Inc. (formerly Community Care Alliance of Illinois, NFP) ("CCAI") in May 2019, and $3.5 million was used to purchase Eon Health Plan, LLC ("EHP") and its subsidiaries, Eon Health, Inc. (South Carolina) ("Eon SC") and Eon Health, Inc. (Georgia) ("Eon GA") in June 2018. The difference between the cost of these entities paid by CSHH and their statutory book values at the date of purchase resulted in goodwill. At December 31, 2019 and 2018, $20.6 million and $4.8 million of unamortized goodwill was reflected in the Company's carrying value of CSHH in schedule BA. During 2019 and 2018, CSHH contributed additional capital to its direct and indirect subsidiaries as follows:

(In Thousands)
Entity	2019	2018
Clear Spring Health of Illinois, Inc	$6,200	$—
Clear Spring Health (CO), Inc.	6,000	—
Clear Spring Health (VA), Inc.	6,500	—
Clear Spring Health (IL), Inc.	2,000	—
CSHIC	2,500	—
CCAI	24,100	—
Eon SC	3,402	3,000
Eon GA	7,298	2,000
Total	$58,000	$5,000

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

in the determination of the carrying values. The carrying values of CSPCH and CSHH were $36.0 million and $66.1 million, respectively at December 31, 2019, and $44.8 million and ($2.3) million, respectively, at December 31, 2018.

Dividends/Distributions

During 2019 and 2018, the Company received or accrued the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
May 3, 2019	DLIH 2016	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016	$7,000	Distribution	Accrual
October 3, 2018	DLRC	$2,878	Ordinary dividend	Cash
December 10, 2018	Ellendale	$20,000	Distribution	Cash
December 18, 2018	DLNY	$20,312	Ordinary dividend	Cash
December 22, 2017	DLNY	$40,436	Ordinary dividend	Cash

Reinsurance-Related Agreements

During 2018, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company's variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the "VA Treaty"). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the "FIA Treaty"). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset. The Company made changes in the hedging strategy during 2018 and certain hedges were excluded from or added to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the treaty. The recapture decreased both the reinsurance deposit asset and funds held under coinsurance associated with the FIA treaty by $724.4 million but had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. "Investment expense (income) on funds held" represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in "Net realized capital gains (losses)".

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Investment income (expense) on funds held - unrealized" represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. "Investment income (loss) on reinsurance deposit asset" represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company's Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)			Treaty
			Impacts
		2019	2018	2017
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset		$(116,980)	$19,592	$(262,531)
Total Revenue		(116,980)	19,592	(262,531)
Investment Expense (Income) on Funds Held		(358,699)	123,723	(299,170)
Total Policyholder Benefits and Expenses		(358,699)	123,723	(299,170)
Net Realized Capital Gains (Losses)		83	(23,223)	—
Net (loss) income		241,802	(127,354)	36,639
Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held - Unrealized		(241,802)	127,354	(36,639)
Net Change in Capital Stock and Surplus from
VA and FIA Treaties (excluding reinsurance fee)	$	— $	— $	—

In addition, the Company recognized a reinsurance deposit accounting asset of $371.0 million and $1,052.0 million at December 31, 2019 and 2018, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. ("Barbco"), an affiliate, under which it cedes risks associated with certain of the Company's in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company's in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. ("DLIAC") entered into a $40.0 million demand promissory note (the "DLIAC Note") with the Company. DLIAC's borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. In June 2019, the DLIAC Note was replaced with a new demand promissory note with the same terms and no commitment fee. There were no outstanding borrowings as of December 31, 2019 and 2018.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the "DLNY Note") with the Company. DLNY's borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. There were no outstanding borrowings as of December 31, 2019 and 2018.

As of December 31, 2019 and 2018, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas ("DBTCA"), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2019 and 2018 (the "Noteholders").

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2019, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2019 and 2018 were as follows (amounts in thousands):

						Interest Paid
					Principal/	Years Ended
Issue Date	Type	Rate	Maturity	Face Amount		December 31,
					Carrying Value	2019 and 2018
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563
				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder's ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company incurred $43.3 million of interest on the surplus notes for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid from inception through December 31, 2019 was approximately $992.7 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December 31, 2019 and 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2019 and 2018:

The Company participates in the Group 1001 401(k) Savings Plan (the "401(k) Plan") (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualified under Section 401(k) of the Internal Revenue Code (the "IRC") and includes a retirement investment account feature (the "RIA") that qualifies under Section 401(a) of the IRC. The plan name change was effective January 1, 2019 when the sponsor was changed to Group 1001 Resources, LLC ("GOTO Resources") from Delaware Life Insurance Company. Expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.2 million, $2.3 million, and $2.1 million, respectively, for the years ended December 31, 2019, 2018 and 2017, of which $0.1 million was allocated to DLNY each of those years.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $7.8 million, $9.4 million, and $8.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon's business of supporting the wholesale distribution of the Company's variable insurance and annuity products. The Company also has a principal underwriter's agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for the years ended December 31, 2019, 2018 and 2017.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million for each of the years ended December 31, 2019, 2018 and 2017.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 15.

The Company has an administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. ("DLOK"), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2019, 2018 and 2017.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has a services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC ("GOTO Advisory"), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a facilities use agreement between the Company and GOTO Resources dated January 1, 2019, pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and GOTO Resources, dated January 1, 2019, pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $85.4 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC ("CSHMS"), dated January 1, 2019, pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $4.3 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and CSHMS, dated January 1, 2019, pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an administrative services agreement between the Company and Delaware Life Marketing, LLC ("DLM"), dated January 1, 2019, pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company's annuity products and related activities. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an amended and restated master agency agreement between the Company and DLM, dated January 1, 2019, pursuant to which DLM provides certain distribution and agent management services to the Company. Amounts allocated under this agreement amounted to approximately $11.8 million for the year ended December 31, 2019 and is included in commission expense in the Statutory Statement of Operations.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the "Sale Transaction"). In connection with the Sale Transaction, the Company's controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC ("GC") or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

LLC ("GPIM"), whereby GPIM provides investment management services for certain of the Company's investments. Expenses incurred under this agreement amounted to approximately $7.8 million, $5.8 million, and $4.2 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company had an investment services agreement with GPIM, which last payment for services was July 2018, whereby GPIM provided services to the Company with respect to certain General Account assets that GPIM did not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, and $2.9 million for the years ended, December 31, 2018 and 2017, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC ("GCREF"), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2019, 2018, or 2017.

The Company has a services agreement with Guggenheim Insurance Services, LLC ("GIS"), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.1 million, $65.5 million, and $58.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a master agency agreement between the Company and Dunbarre Insurance Agency, LLC ("Dunbarre"), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorized Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $11.1 million, $15.5 million, and $16.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC ("GIA"), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $0.1 million the year ended December 31, 2019. The Company did not incur expenses under this agreement for the year end December 31, 2018.

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2019, 2018 and 2017.

The Company had $103.4 million and $12.9 million due from affiliates, $15.1 and $0 due to affiliates, and $1.9 million and $19.0 million included in general expenses due or accrued to other related parties as of December 31, 2019 and 2018, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The $103.4 million includes a $100.0 million capital contribution receivable from its Parent described in Note 21.

Other

As of December 31, 2019, the Company held two short-term investments from affiliates, Armstrong STF IV, LLC ("Armstrong") and Wright STF III, LLC ("Wright"), totaling $200.0 million. The Company recorded $0.6 million of investment income in 2019 related to these investments, and the average yield was 5.7%. During 2018, the Company held other affiliated short-term investments purchased in 2017 from Armstrong and Wright as well as Marcy STF I, LLC and DLM (formerly Redfield STF II, LLC) that matured in 2018 resulting in no gain. The Company recorded $9.1 million and $15.5 million of investment income on these investments in 2018 and 2017, respectively, and the average yields were 7.4% and 7.35% in 2018 and 2017, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

During 2018, the Company purchased a short-term investment from an affiliate, WPH Holdings II Parent LLC ("WPH") totaling $256.0 million, and disposed of $171.0 million and $85.0 million of this investment in 2019 and 2018, respectively, resulting in no gain. $10.0 million of the $85.0 million 2018 disposal was sold to Aureum Reinsurance Company, Ltd. ("ARC") as part of a related-party transaction. During 2019, the Company acquired a short-term investment from WPH totaling $202.5 million that matured in 2019 resulting in no gain. The Company recorded $23.3 million and $13.8 million of investment income related to these short-term investments in 2019 and 2018, respectively, and the average yields were 8.0% in both 2019 and 2018.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from DLRC capital transactions noted above, and received proceeds of $71.1 million from affiliates. During 2018, the Company received bond proceeds of $2.5 million from affiliates. Gains recognized on the transactions in 2019 and 2018 were immaterial.

The Company purchased $17.2 million and $7.7 million of bonds and received proceeds of $5 million and $721.4 million from bond sales from parties related to or managed by GC in 2019 and 2018, respectively. No gains and losses were recognized by the Company on these transactions in 2019, but $13.3 million of gains were recognized in 2018.

At December 31, 2019 and 2018, the Company had investments in affiliates and parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

Affiliated Investments excluding Investments in Subsidiaries:
		December 31,
(In Thousands)	2019		2018

Short-Term Investments		$200,000	$171,000
Bonds		67,000	59,766
Preferred Stocks		255,000	255,000
Commercial Mortgage Loans		8,831	—
Total		$530,831	$485,766

Non - Affiliated Related Parties and Guggenheim Managed Investments:
(In Thousands)		December 31,
	2019		2018
Bonds		$879,267	$817,359
Commercial Mortgages Loans		—	2,534
Common Stocks		44,333	54,773
Other Invested Assets		22,580	43,495
Total		946,180	918,161

During 2018 and 2017, the Company's wholly-owned subsidiary, DL Service Holdings, LLC, held company-owned life insurance ("COLI") policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company ("ELIC"), a former related party. These policies were surrendered during 2018, and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life ("PPVUL") policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of $182.4 million of related policy loans,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

Guarantees

The Company, as successor to Keyport Life Insurance Company ("Keyport"), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company ("KBL") arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company's wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2019 and December 31, 2018 was approximately $193.0 million, and $207.9 million, respectively. At December 31, 2019 and 2018, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts ("MVA Contracts") issued by DLNY which include the option to earn a guaranteed fixed return for specified periods ("Guarantee Period"). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the "SEC"). Under the SEC's rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company's guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.3 million and $6.8 million at December 31, 2019 and 2018, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. ("ML Pro") and certain affiliates of ML Pro (collectively, the "Guaranteed Parties") by certain subsidiaries of the Company that may be added to the guaranty (collectively, the "ML Customers"), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.2 million as of December 31, 2019.

Pursuant to a Letter of Credit Facility Agreement between the Company and CSP&C, the Company was issued a $12.0 million irrevocable letter of credit effective September 30, 2019 by the Federal Home Loan Bank of Indianapolis (the "FHLB") on behalf of an unrelated party, and CSP&C pays the Company a facility fee.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3.BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company's bonds and preferred stocks were as follows:

December 31, 2019

(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
Bonds:	Value	Gains	Losses	Fair Value

U.S. Governments	$525,871	$999	$(77)	$526,793
All Other Governments	11,434	505	(46)	11,893
U.S. States, Territories and	4,581	105	(15)	4,671
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments	679,789	17,299	(1,886)	695,202
and Their Political Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,456,225	189,308	(81,190)	9,564,343
Hybrid Securities	171,443	11,366	(516)	182,293
Bond - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	39	(20)	1,829
Total Bonds	$10,918,153	$219,621	$(83,750)	$11,054,024

Preferred Stocks	$769,767	$5,487	$(350)	$774,904

		December 31, 2018
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and	3,732	35	(5)	3,762
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special
Assessment Obligations and all Non-
Guaranteed Obligations of Agencies and
Authorities of Governments and Their Political	254,762	5,096	(2,165)	257,693
Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884
Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2019
(In Thousands)	Statement	Estimated
	Value	Fair Value
Due in one year or less	$142,075	$142,771
Due after one year through five years	2,275,165	2,307,066
Due after five years through ten years	2,735,234	2,781,359
Due after ten years	2,218,025	2,286,797
SVO Identified Exchange Traded Funds	1,810	1,830
Total before asset and mortgage-backed securities	7,372,309	7,519,823
Asset and mortgage-backed securities	3,545,844	3,534,201
Total	$10,918,153	$11,054,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2019, 2018 and 2017, were $6.7 billion, $4.4 billion, and $8.0 billion, including non-cash transactions of $366.7 million, $375.4 million, and $195.8 million, respectively; gross gains were $66.4 million, $41.4 million, and $63.6 million respectively; and gross losses were $34.8 million, $77.2 million, and $22.9 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,134.9 million and $1,083.7 million as of December 31, 2019 and 2018 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2019 and 2018 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 96.7% and 97.8% of the Company's total bonds as of December 31, 2019, and 2018, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. Aportion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company's preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities ("LBSS") in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2019, 2018 and 2017 on LBSS held as of December 31, 2019, 2018 and 2017, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer's ability to meet current and future interest and principal payments, an evaluation of the issuer's financial position and its near-term recovery prospects, difficulties being experienced by an issuer's parent or affiliate, and management's assessment of the outlook for the issuer's sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee's evaluation, issues or issuers are considered for inclusion on one of the Company's following credit lists:

"Monitor List" - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Watch List" - There is a preponderance of likelihood that either interest or principal will not be received according to the committee's expectations and may result in an impairment or write-offs.

"Impaired List" - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company's Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2019, 2018 and 2017, the Company incurred write-downs of bonds totaling $0, $5.8 million, and $27.9 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management's evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer's financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management's evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2019 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	3	$405,016	$(77)	—	$—	$—	3	$405,016	$(77)
All Other Governments	1	102	(1)	1	4,218	(45)	2	4,320	(46)
U.S. States, Territories and
Possessions (Direct and	2	2,985	(15)	—	—	—	2	2,985	(15)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	29	220,710	(1,881)	3	389	(6)	32	221,099	(1,887)
Their Political Subdivisions
Industrial and Miscellaneous	111	1,399,329	(19,048)	86	971,377	(62,141)	197	2,370,706	(81,189)
(Unaffiliated)
Hybrid Securities	2	5,418	(313)	2	5,259	(203)	4	10,677	(516)
SVO Identified Exchange Traded	—	—	—	1	827	(20)	1	827	(20)
Funds
Total Bonds	148	$2,033,560	$(21,335)	93	$982,070	$(62,415)	241	$3,015,630	$(83,750)

Preferred Stocks	3	$99,616	$(350)	—	$—	$—	3	$99,616	$(350)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and
Possessions (Direct and	2	2,251	(5)	—	—	—	2	2,251	(5)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Their Political Subdivisions
Industrial and Miscellaneous	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
(Unaffiliated)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)
Funds
Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.0 million as of December 31, 2019. This amount represented approximately one-tenth of a percent of the Company's total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company's overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	952	$952	$1,003
	$952	$952	$1,003

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company's total invested assets. The Company's overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	864	$864	$915
Structured Securities	500	500	504
	$1,364	$1,364	$1,419

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5 GI Securities

The Company's overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

	Number of 5 GI Securities		Aggregate Book Adjusted		Aggregate Fair Value
Carry Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	—	1	$	— $	1	$	— $	2
Preferred	1	—		$255,000	$—		$255,000	$—
Stock
Total	1	1		$255,000	$1		$255,000	$2

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management's judgment, the mortgage loan's value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table shows the geographical distribution of the statement value of the Company's mortgage loan portfolio as of December 31, 2019 and 2018 (in thousands):

	2019	2018
Alabama	$3,143	$3,331
Arizona	9,854	2,352
California	132,444	73,401
Colorado	16,515	17,187
Connecticut	10,925	10,925
Florida	21,016	130
Georgia	10,927	10,813
Idaho	963	1,438
Illinois	25,000	48,523
Kansas	8,050	13,300
Kentucky	1,652	1,744
Louisiana	400	577
Maine	—	2,534
Massachusetts	5,684	979
Michigan	7,669	7,669
Minnesota	—	4,322
Missouri	493	—
Mississippi	—	2,567
New Jersey	3,690	5,426
New Mexico	3,849	4,125
New York	220,294	291,638
North Carolina	45,480	6,972
Nevada	15,610	—
Ohio	3,024	4,148
Oregon	5,872	5,202
Pennsylvania	5,478	3,011
South Carolina	20,010	1,535
Texas	8,010	7,323
Utah	3,133	3,549
Virginia	1,731	1,252
Washington	2,947	1,656
Wisconsin	2,923	43
Great Britain	12,057	8,995
General allowance for loan loss	(2,460)	(2,460)
Total Mortgage Loans on Real Estate	$606,383	$544,207

The Company had $91.6 million and $79.8 million of outstanding mortgage loan commitments on real estate as of December 31, 2019 and December 31, 2018 respectively.

The Company originated 59 mortgage loans and made additional investments after acquisition with a total cost of $299.5 million during the year ended December 31, 2019 with rates ranging from 4.59% to 7.18%. The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, and eighteen mortgage

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%. During the years ended December 31, 2019, 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property's value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan's effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2019 and 2018. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2019 and 2018. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2019 and 2018, the Company individually and collectively evaluated loans with a gross carrying value of $608.8 million and $546.7 million, respectively.

As of December 31, 2019 and 2018, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2019 and 2018.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2019
Recorded Investment
Current	$—	$—	$—	$—	$ 608,843	$—	$ 608,843
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$ 546,667	$—	$ 546,667

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2019 or 2018.

The Company did not have any investments in impaired loans during 2019 or 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Allowance for Credit Losses:

(In Thousands)

Balance at Beginning of Period

Additions Charged to Operations

Recoveries of Amounts Previously Charged Off  Balance at End of Period

2019           2018

$2,460      $ 2,460

——

——

$2,460      $ 2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2019 and 2018, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2019		2018
Current		$608,843	$546,667
Total Allowance for Loan Loss		(2,460)	(2,460)
Total Mortgage Loans on Real Estate		$606,383	$544,207

The credit quality of the Company's mortgage loans is assessed by the debt service coverage ratio ("DSC") and loan to value ratio ('LTV"). The following table shows the recorded gross investment of the Company's mortgage loans aggregated by LTV and DSC as of December 31, 2019 and 2018.

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$147,090	$197,269	$60,425	$ 404,784
60%-69.99%	33,050	11,569	37,700	82,319
70%-79.99%	1,265	95,262	25,213	121,740
80% or greater	—	—	—	—
Total	$181,405	$304,100	$123,338	$ 608,843

		2018
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$188,015	$106,091	$87,531	$ 381,637
60%-69.99%	41,239	17,669	32,500	91,408
70%-79.99%	—	—	73,622	73,622
80% or greater	—	—	—	—
Total	$229,254	$123,760	$193,653	$ 546,667

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5.REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONSACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company's internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company's other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
a.	Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b.	Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—
b. Ending Balance
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Securities "Sold" Under Repurchase - Secured Borrowing

(In Thousands)			FIRST		SECOND		THIRD		FOURTH
			QUARTER		QUARTER		QUARTER		QUARTER
a. Maximum Amount
1.	BACV		XXX		XXX		XXX		XXX
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
		$		$		$		$
3.	Fair Value		26,745		27,667		26,314		25,425
b. Ending Balance
1.	BACV		$26,726		$26,731		$25,788		$25,086
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
3.	Fair Value		26,745		27,667		26,314		25,425

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6)Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)		NONE	NAIC 1	NAIC 2		NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$	— $	21,829	$3,257	$	— $	— $	— $	— $	—
Bonds - FV		—	22,114	3,311		—	—	—	—	—
LB & SS - BACV		—	—	—		—	—	—	—	—
LB & SS - FV		—	—	—		—	—	—	—	—
Preferred Stock - BACV		—	—	—		—	—	—	—	—
Preferred Stock - FV		—	—	—		—	—	—	—	—
Common Stock		—	—	—		—	—	—	—	—
Total Assets - BACV		—	21,829	3,257		—	—	—	—	—
Total Assets - FV		—	22,114	3,311		—	—	—	—	—

(7)Collateral Received - Secured Borrowing

(In Thousands)			FIRST	SECOND	THIRD	FOURTH
			QUARTER	QUARTER	QUARTER	QUARTER
Maximum Amount
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425
Ending Balance
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425

(8)Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

	(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash		$ — $	— $	— $	— $	— $	— $	— $	—
b. Bonds - FV		—	25,425	—	—	—	—	—	—
c. LB & SS - FV		—	—	—	—	—	—	—	—
d. Preferred Stock - FV		—	—	—	—	—	—	—	—
e. Common Stock		—	—	—	—	—	—	—	—
f.	Mortgage Loans - FV	—	—	—	—	—	—	—	—
g.	Real Estate - FV	—	—	—	—	—	—	—	—
h.	Derivatives - FV	—	—	—	—	—	—	—	—
i.	Other Invested Assets - FV	—	—	—	—	—	—	—	—
j.	Total Collateral Assets - FV	—	25,425	—	—	—	—	—	—
(Sum of a through i)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(9)Allocation of Aggregate Collateral by Remaining Contractual Maturity

	(in Thousands)	FAIR
VALUE
a.	Overnight and Continuous	$—
b.	30 Days or Less	—
c.	31 to 90 Days	—
d.	> 90 Days	25,425

(10)Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity Not applicable

(11)Liability to Return Collateral - Secured Borrowing (Total) Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company's decision to do so will be dependent on the Company's liquidity needs and their assessment of the counterparty and collateral's performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company's discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2) Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a.	Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b.	Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	10,599	7,670	—
5.	> 1 Month to 3 Months	11,175	20,014	18,844	7,074
6.	> 3 Months to 1 Year	334,909	309,909	299,909	334,909
7.	> 1 Year	25,000	25,000	25,000	—
b. Ending Balance
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	9,434	7,670	—
5.	> 1 Month to 3 Months	11,175	10,000	—	5,880
6.	> 3 Months to 1 Year	300,909	299,909	201,909	334,909
7.	> 1 Year	—	25,000	25,000	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST	SECOND	THIRD	FOURTH
	QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum	$428,269	$425,911	$424,095	$421,503
Amount
b. Ending	426,630	424,453	287,249	420,011
Balance

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6) Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation

	1	2	3	4	5	6	7	8
(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$394,736	$25,275	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets -	—	—	—	—	—	—	—	—
FV
Total Assets	$394,736	$25,275	$—	$—	$—	$—	$—	$—

(7)Collateral Pledged - Secured Borrowing Not applicable

(8)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(9)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(10)Recognized Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

6.INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

		Years Ended December 31,
	2019		2018	2017
(In Thousands)
Realized Gains (Losses):
Bonds		$31,542	$(41,605)	$12,901
Preferred Stocks		8	23	(46)
Common Stocks		3,530	566	—
Mortgage Loans		48	374	(57)
Cash, Cash Equivalents and Short-term Investments		—	—	155
Other Invested Assets		4,154	(54,476)	(590)
Other Hedging Investments		—	—	—
Derivative Instruments		88,153	16,576	27,896
Reinsurance Realized Gains (Losses)		83	(23,223)	—
Realized Capital Gains/(Losses) - other		(78,176)	—	—
Subtotal		49,342	(101,765)	40,259
Capital Gains Tax Expense		10,362	—	8,105
Net Realized Gains (Losses)		38,980	(101,765)	32,154
Losses (Gains) Transferred to IMR (Net of Taxes)		$(34,440)	$91,199	$(8,109)
Total		$4,540	$(10,566)	$24,045

	Years Ended December 31,
	2019	2018	2017
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(163)	$(38)	$(77)
Common Stocks of Non-affiliates	(7,791)	(2,144)	(1,473)
Common Stocks of Affiliates	45,453	(14,004)	(33,845)
Preferred Stocks	(41)	77,368	—
Derivative Instruments	101,770	(72,222)	26,171
Other Hedging Investments	67,196	(26,744)	7,694
Other Invested Assets	60,980	(68,093)	(115,335)
Unrealized Capital Gains/(Losses) - Other	78,176	—	—
Tax Rate change impact	—	—	21,140
Total	$345,580	$(105,877)	$(95,725)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The deferred tax (benefit) reflected in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($41.5) million, $26.6 million, and ($21.6) million at December 31, 2019, 2018 and 2017, respectively.

In 2015, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7 million, respectively, for the year ended December 31, 2018, and $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017. The public bond strategy was discontinued and no related transactions occurred during 2019. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.3 million and $9.0 million for the years ended 2018 and 2017, respectively.

7. NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Bonds (Unaffiliated)	$577,949	$426,102	$359,474
Bonds (Affiliated)	2,634	—	—
Preferred Stocks (Unaffiliated)	46,447	21,777	14,351
Preferred stocks (affiliated)	15,826	—	—
Common Stocks (Unaffiliated)	10,307	13,033	23,086
Common Stocks (Affiliated)	3,693	23,190	40,436
Mortgage Loans	40,928	36,349	27,277
Contract Loans	17,535	28,459	29,563
Cash, Cash Equivalents and Short-term Investments	72,290	65,998	47,434
Derivative Instruments	(348,490)	133,172	(285,985)
Other Invested Assets	58,573	43,933	27,054
Other Investment Income	3,726	—	—
Gross Investment Income	501,418	792,013	282,690
Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(31,246)	(29,586)	(34,729)
Net Investment Income	$426,912	$719,167	$204,701

The Company's policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2019 and 2018.

8.DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company's fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

as well as the guaranteed minimum death and living benefit features of the Company's variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange ("FX") rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new FIA products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus. As described further in Note 2, in January 2019, the Company transferred equity options related to the FIA hedging program to DLIH 2016.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2019 and 2018, the Company pledged $150.9 million and $208.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2019 and 2018, counterparties pledged to the Company $234.2 million and $144.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

		Outstanding at
		December 31, 2019
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$5,842,202	$219,118	$—	$219,118
Currency Swaps	9,459	892	—	892
FX Forwards	29,900	90	—	90
Payor Swaptions	800,000	55	7,890	(7,835)
Total	$6,681,561	$220,155	$7,890	$212,265

		Outstanding at
		December 31, 2018
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722
Total	$7,164,722	$184,962	$94,469	$90,493

At December 31, 2019 and 2018, open futures contracts had a notional value of $1,621.8 million and $2,232.6 million and a fair value of ($2.4) million and ($11.8) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions ("RSATs") which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2019 or 2018.

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $245.6 million and $247.0 million at December 31, 2019 and 2018, respectively.

The Company ceded certain risks during 2019 and 2018 to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company's individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2019, premiums ceded under the treaty were $156.0 million, and benefits ceded (including policy surrenders) were $1.6 billion. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $1.9 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Premiums and Annuity Considerations:
Direct	$2,616,422	$2,735,942	$2,079,789
Ceded - Affiliated	(28,989)	(22,573)	(29,101)
Ceded - Non-affiliated	(175,149)	(13,027,440)	(17,295)
Net Premiums and Annuity Considerations	$2,412,284	$(10,314,071)	$2,033,393
Insurance and Other Individual Policy Benefits and Claims:

Direct	890,010	862,511	806,146
Assumed - Non-affiliated	6,584	4,214	4,182
Ceded - Affiliated	(29,416)	(22,493)	(26,772)
Ceded - Non-affiliated	(409,260)	(411,682)	(25,515)
Net Policy Benefits and Claims	$457,918	$432,550	$758,041

10. RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2019 and 2018, the Company had $9.5 million and $10.9 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million and $3.1 million as of December 31, 2019 and 2018, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019 and 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

11.WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2019

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Account		Total
(In Thousands)		with	Account		% of Total
	Account	Guarantees	Nonguaranteed	12/31/2019

1Subject to Discretionary Withdrawal:

	a	With Market Value	$9,647,895	$269,928	$—	$9,917,823	76.244%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	946,115	—	—	946,115	7.273%
		More
	d	At Fair Value	—	—	746,664	746,664	5.740%
	d	Total with Adjustment or at	10,594,010	269,928	746,664	11,610,602	89.257%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,092,112	—	—	1,092,112	8.396%
		Adjustment)
2	Not Subject to Discretionary		272,214	—	33,079	305,293	2.347%
	Withdrawal
3	Total (Gross: Direct and Assumed)		11,958,336	269,928	779,743	13,008,007	100.000%
4	Reinsurance Ceded		42,837	—	—	42,837
5	Total (Net)		$11,915,499	$269,928	$779,743	$12,965,170
	Amount included in A(1)b above that

	will move to A(1)e in the year after
6	the statement date.		$2,055	$—	$—	$2,055

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$151,300	$—	$151,300	1.446%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	10,029,726	10,029,726	95.887%
	d	Total with Adjustment or at	$1	$151,300	$10,029,726	$10,181,027	97.333%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	39,702	—	—	39,702	0.380%
		Adjustment)
2	Not Subject to Discretionary		239,236	—	—	239,236	2.287%
	Withdrawal
3	Total (Gross: Direct and		$278,939	$151,300	$10,029,726	$10,459,965	100.000%
	Assumed)
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$278,939	$151,300	$10,029,726	$10,459,965
	Amount included in B(1)b above
	that will move to B(1)e in the
6	year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	—	—	—	—	—%
		More
	c	At Fair Value	—	—	288,617	288,617	30.039%
	d	Total with Adjustment or at	$—	$—	$288,617	$288,617	30.039%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		672,205	—	—	672,205	69.961%
	Withdrawal
3	Total (Gross: Direct and Assumed)		$672,205	$—	$288,617	$960,822	100.000%
4	Reinsurance Ceded		360	—	—	360
5	Total (Net)		$671,845	$—	$288,617	$960,462
	Amount included in C(1)b above
	that will move to C(1)e in the year
6	after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

December 31, 2018

A. INDIVIDUAL ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$8,024,252	$326,391	$—	$8,350,643	71.995%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1,052,278	—	—	1,052,278	9.072%
		More
	c	At Fair Value	—	—	675,896	675,896	5.827%
	d	Total with Adjustment or at	9,076,530	326,391	675,896	10,078,817	86.894%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,227,772	—	—	1,227,772	10.585%
		Adjustment)
2	Not Subject to Discretionary		268,068	—	24,345	292,413	2.521%
	Withdrawal
3	Total (Gross: Direct +Assumed)		10,572,370	326,391	700,241	11,599,002	100.000%
4	Reinsurance Ceded		36,258	—	—	36,258
5	Total (Net)		$10,536,112	$326,391	$700,241	$11,562,744
	Amount included in A(1)b above
	that will move to A(1)e in the year
6	after the statement date.		$4,275	$—	$—	$4,275

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$140,925	$—	$140,925	1.388%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	9,717,079	9,717,079	95.696%
	e	Total with Adjustment or at	1	140,925	9,717,079	9,858,005	97.084%
		Market Value
		At Book Value Without
		Adjustment
		(Minimal or no Charge or	40,923	—	—	40,923	0.403%
		Adjustment)
2	Not Subject to Discretionary		255,126	—	—	255,126	2.513%
	Withdrawal
3	Total (Gross: Direct +Assumed)		296,050	140,925	9,717,079	10,154,054	100.000%
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$296,050	$140,925	$9,717,079	$10,154,054
	Amount included in B(1)b above
6	that will move to B(1)e in the		$—	$—	$—	$—
	year after the statement date.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
		Surrender Charge of 5% or	—	—	—	—	—%
	b More
	c	At Fair Value	—	—	278,290	278,290	36.882%
	d	Total with Adjustment or at	—	—	278,290	278,290	36.882%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		476,260	—	—	476,260	63.118%
	Withdrawal
3	Total (Gross: Direct +Assumed)		476,260	—	278,290	754,550	100.000%
4	Reinsurance Ceded		388	—	—	388
5	Total (Net)		$475,872	$—	$278,290	$754,162
	Amount included in C(1)b above
6	that will move to C(1)e in the		$—	$—	$—	$—
	year after the statement date.

12. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products were as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2019				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	45,937	45,989	47,443	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	16,884	16,884	16,884	43,974	44,596	44,596
	(9)	Variable Universal Life	406,603	414,076	413,560	7,555,852	7,555,852	7,551,874
	(10)	Miscellaneous Reserves	794,871	794,602	796,015	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	282	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	8	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	467	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	19,403	XXX	XXX	—
C. Total (gross: direct + assumed)			1,264,295	1,271,551	1,294,063	7,599,826	7,600,448	7,596,470
D. Reinsurance Ceded			285,848	287,986	309,869	—	—	—
E.	Total (net) (C)- (D)		$978,447	$983,565	$984,194	$7,599,826	$7,600,448	$7,596,470

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2018				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	48,304	48,361	49,841	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	17,589	17,589	17,589	37,632	37,632	37,632
	(9)	Variable Universal Life	417,685	429,022	432,347	7,343,456	7,343,456	7,338,105
	(10)	Miscellaneous Reserves	826,921	826,267	827,789	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	260	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	3	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	508	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	22,691	XXX	XXX	—
C. Total (gross: direct + assumed)			1,310,499	1,321,239	1,351,029	7,381,088	7,381,088	7,375,737
D. Reinsurance Ceded			287,165	291,420	313,064	—	—	—
E.	Total (net) (C)- (D)		$1,023,334	$1,029,819	$1,037,965	$7,381,088	$7,381,088	$7,375,737

13. SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in "Aggregate reserve for the life contracts" in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company's Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•Variable Life

•Variable Annuity

•MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company's General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of "legally insulated" vs. "not legally insulated" is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $20,832.3 million and $21,177.8 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, the Company's Separate Account statements, included legally insulated assets of $20,321.9 million and $20,542.8 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2019 were attributed to the following products:

Product	Legally Insulated	Not - Legally	Total
	Assets	Insulated Assets
(In Thousands)
Variable Life	$9,103,259	$—	$9,103,259
Variable Annuity	11,218,651	—	11,218,651
MVA Annuity	—	510,398	510,398
Total	$20,321,910	$510,398	$20,832,308

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of "Net transfers (from) or to Separate Accounts net of reinsurance." The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,694.6 million and $18,071.3 million of non-guaranteed Separate Account reserves and $421.2 million and $467.3 million of guaranteed Separate Account reserves as of December 31, 2019 and 2018, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $171.8 million, $179.3 million, and $206.1 million were received by the General Account from the Separate Accounts during the years ended December 31, 2019, 2018 and 2017, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For the years ended December 31, 2019, 2018 and 2017, the Company's General Account paid $69.8 million, $62.9 million, and $84.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguarantee
	Less than/	Separate
	Equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2019	$26,357	$190,962	$217,319
Reserves at 12/31/2019
For Accounts with Assets at:
Fair Value	156,589	18,694,557	18,851,146
Amortized Cost	264,640	—	264,640
Total Reserves	$421,229	$18,694,557	$19,115,786
By Withdrawal Characteristics:

With Market Value Adjustment	$421,229	$—	$421,229
At Fair Value	—	18,661,478	18,661,478
Subtotal	421,229	18,661,478	19,082,707
Not Subject to Discretionary	—	33,079	33,079
Withdrawal
Total	$421,229	$18,694,557	$19,115,786

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879
Total Reserves	$467,316	$18,071,347	$18,538,663
By Withdrawal Characteristics:

With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002
Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary	—	24,345	24,345
Withdrawal
Total	$467,316	$18,071,347	$18,538,663

Below is the reconciliation of "Net Transfers (from) or to Separate Accounts net of reinsurance" in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Transfers to Separate Accounts	$217,318	$198,215	$152,254
Transfers (from) Separate Accounts	(1,831,011)	(2,468,733)	(2,172,432)
Net Transfers (from) Separate Accounts
net of reinsurance in the Statement of	$(1,613,693)	$(2,270,518)	$(2,020,178)
Operations

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Financial assets and liabilities recorded at fair value in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•Quoted prices for similar assets or liabilities in active markets,

•Quoted prices for identical or similar assets or liabilities in non-active markets,

•Inputs other than quoted market prices that are observable, and

•Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2019 as follows:

(In Thousands)

Description for Each Class of Asset or				Net Asset
	Level 1	Level 2	Level 3	Value	Total
Liability				("NAV")
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,654	$166,214	$—	$167,868
Bonds - Unaffiliated (b)					—
Asset-backed Securities	—	—	862	—	862
Industrial and Miscellaneous	—	1	—	—	1
Derivative Assets (d)					—
Interest Rate Contracts	229,582	94,771	—	—	324,353
Equity Contracts	779		—	—	779
Foreign Exchange Contracts	—	982	—	—	982
Separate Accounts Assets (c) (e)	12,672,123	6,338,379	274,378	181,390	19,466,270
Total Assets at Fair Value	$12,902,484	$6,435,787	$441,454	$181,390	$19,961,115
Liabilities at Fair Value:

Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative Liabilities (d)
Interest Rate Contracts	(104,066)	—	—	—	(104,066)
Equity Contracts	(1,767)	—	—	—	(1,767)
Foreign Exchange Contracts	(1,414)	—	—	—	(1,414)
Total Liabilities at Fair Value	$(107,247)	$—	$—	$—	$(107,247)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2018 as follows:

(In Thousands)

Description for each class of asset or	Level 1	Level 2	Level 3	NAV	Total
liability
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,856	$168,640	$—	$170,496
Bonds - Unaffiliated (b)
Asset-backed Securities	—	—	1,068	—	1,068
Derivative Assets (d)					—
Interest Rate Contracts	45,885	21,247	—	—	67,132
Equity Contracts	93	147,679	—	—	147,772
Foreign Exchange Contracts	—	25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549	5,656,089	323,517	179,611	18,515,766
Total Assets at Fair Value	$12,402,527	$5,852,555	$493,225	$179,611	$18,927,918
Liabilities at Fair Value:

Separate Accounts (c) (e)	$—	$(28,142)	$—	$—	(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)	(30,029)	—	—	(53,271)
Equity Contracts	(10,227)	—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)	—	—	—	(1,622)
Total Liabilities at Fair Value	$(35,091)	$(58,171)	$—	$—	$(93,262)

(a)Common stocks are carried at fair value.

(b)Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.

(c)Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $948.2 million and $2,233.1 million of investment income and receivables due at December 31, 2019 and 2018, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)The derivatives included in the leveling descriptions are carried at fair value.

(e)Includes assets with a fair value of $181.4 million and $179.6 million at December 31, 2019 and 2018 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2019 or 2018, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company's assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2019 and December 31, 2018.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2019:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2019	Into Level 3	Level 3	Net Income	Surplus					12/31/2019
Assets:
Common Stock	$168,640	$—	$(19,948)	$3,601	$15,451	$101,376	$—	$(72,445)	$(30,461)	$166,214
Unaffiliated
Bonds - Unaffiliated:
Asset-backed	1,068	—	—	—	(206)	—	—	—	—	862
Securities
Separate Accounts	323,517	951	(261,568)	(127)	14,380	377,709	—	(145,390)	(35,094)	274,378
Assets
Total Assets	$493,225	$951	$(281,516)	$3,474	$29,625	$479,085	$—	$(217,835)	$(65,555)	$441,454

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2018:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2018	Into Level 3	Level 3	Net Income	Surplus					12/31/2018
Assets:
Common Stock	$125,472	$—	$—	$—	$(13,956)	$70,470	$—	$(13,308)	$(38)	$168,640
Unaffiliated
Bonds -
Unaffiliated:
Asset-backed	1,118	—	—	—	(50)	—	—	—	—	1,068
Securities
Separate Accounts	653,171	27,077	(409,933)	236	(19,364)	117,200	16	(19,163)	(25,723)	323,517
Assets
Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2019:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$862	21	21
Common Stocks	Matrix Pricing	Spreads	166,214	1-249	60
Separate Accounts Assets	Matrix Pricing	Spreads	18,123	46-112	103
	Market Pricing	Quoted Prices	1,014	101	101
	Matrix Pricing	Spreads	232,897	1-100	94
	Market Pricing	Quoted Prices	21,808	100-101	100
Total Assets			$440,918

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2018:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Market Pricing	Spreads	168,640	1-216	46
Separate Accounts assets	Market Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	91-104	98
Total assets			$460,379

There were no significant changes made in valuation techniques during 2019 and 2018.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company's financial instruments as of December 31, 2019:

(In Thousands)

								Not
	Aggregate	Statement						Practicable
Type of Financial Instrument			Level 1	Level 2		Level 3	NAV	(Carrying
	Fair Value	Value						Value)
Cash, Cash Equivalents and
Short-term Investments	$ 1,480,738	$ 1,480,742	$744,699	$ 736,039	$	— $	—	$—
Bonds	11,054,022	10,918,153	517,928	10,020,471		515,623	—	—
Preferred Stocks	774,903	769,767	—	394,415		380,488	—	—
Common Stocks	167,867	167,867	—	1,654		166,213	—	—
Mortgages Loans on Real Estate	612,899	606,383	—	—		612,899	—	—
Derivatives – Options and Swaptions	55	55	—	55		—		—
Derivatives – Swaps and Forwards	315,265	334,861	219,567	95,698		—	—	—
Derivatives - Futures	785	785	785	—		—	—	—
Contract Loans	470,431	400,939	—	—		470,431	—	—
Other Invested Assets (a)	542,208	544,323	—	7,028		474,967	60,213	—
Separate Account Assets	19,899,455	19,884,097	12,737,725	6,689,797		290,543	181,390	—
Contractholder Deposit Funds and	(736,725)	(671,845)	—	—		(736,725)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(122,497)	(114,761)	(104,065)	(18,432)		—	—	—
Derivatives - Futures	(3,181)	(3,181)	(3,181)	—		—	—	—
Separate Account Liabilities	(288,617)	(288,617)	—	—		(288,617)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table presents the estimated fair value and carrying amounts of the Company's financial instruments as of December 31, 2018:

(In Thousands)

							Not
	Aggregate	Statement					Practicable
Type of Financial Instrument			Level 1	Level 2	Level 3	NAV	(Carrying
	Fair Value	Value					Value)
Cash, Cash Equivalents and
Short-term Investments	$ 982,420	$ 982,422	$261,757	$ 720,663	$—	—	—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives - Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and	(490,792)	(475,872)	—	—	(490,792)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives - Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

(a)- Other invested assets include assets with a fair value of $60.2 million and $105.8 million at December 31, 2019 and 2018, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2019 and 2018, there were $126.1 million and $112.9 million of unfunded commitments for limited partnership investments, respectively.The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company's ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company's equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits ("LIHTCs"), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 13. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company's General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

15. FEDERAL INCOME TAXES

The application of SSAP No.101, "Income Taxes," requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2019 and December 31, 2018.

The components of the Company's DTAs and DTLs as of December 31, 2019 and December 31, 2018 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018				Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax	$162,404	$55,355	$217,759	$172,389	$—	$172,389	$(9,985)	$55,355	$45,370
Assets
Statutory Valuation	—	—	—	—	—	—	—	—	—
Allowance Adjustments
Adjusted Gross	162,404	55,355	217,759	172,389	—	172,389	(9,985)	55,355	45,370
Deferred Tax Assets
Deferred Tax Assets	—	—	—	10,997	—	10,997	(10,997)	—	(10,997)
Nonadmitted
Subtotal Net Admitted	162,404	55,355	217,759	161,392	—	161,392	1,012	55,355	56,367
Deferred Tax Assets
Deferred Tax Liabilities	112,773	25,517	138,290	78,127	—	78,127	34,646	25,517	60,163
Net Admitted Deferred
Tax Assets / (Net	$49,631	$29,838	$79,469	$83,265	$—	$83,265	$(33,634)	$29,838	$(3,796)
Deferred Tax Liabilities)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides component amounts of the Company's calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)		December 31, 2019			December 31, 2018			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101

(a)Federal Income Taxes Paid in Prior Years Recoverable Through

Loss Carrybacks	$	— $	—	$—	$	— $	—	$— $	— $	—	$—
(b) Adjusted Gross
Deferred Tax Assets
Expected to Be Realized
(Excluding the amount of
Deferred Tax Assets
From 2(a) above) After
Application of the
Threshold Limitation.
(The Lesser of 2(b)1 and		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617
2(b)2 Below)
1. Adjusted Gross
Deferred Tax Assets
Expected to be Realized
Following the Balance
Sheet Date.		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617

2. Adjusted Gross
Deferred Tax Assets
Allowed per Limitation
Threshold.		XXX	XXX	225,506		XXX	XXX	214,328	XXX	XXX	11,178

(c) Adjusted Gross
Deferred Tax Assets
(Excluding the Amount
Of Deferred Tax Assets
From 2(a) and 2(b)
above) Offset by Gross		105,241	24,636	129,877		78,127	—	78,127	27,114	24,636	51,750
Deferred Tax Liabilities.
(d) Deferred Tax Assets
Admitted as the result of
application of SSAP No.
101.		$162,404	55,355	$217,759		$161,392	—	$161,392	$1,012	55,355	$56,367
Total (2(a) + 2(b) + 2(c))

								2019		2018
Ratio Percentage Used To Determine Recovery Period And Threshold								994%		923%
Limitation Amount
Amount Of Adjusted Capital And Surplus Used To Determine Recovery								$1,503,375		$1,472,020
Period And Threshold Limitation Above (In Thousands)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company's SSAP No. 101 calculation.

	December 31, 2019		December 31, 2018		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross
Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by
Tax Character as a Percentage.
Adjusted Gross Deferred Tax	$162,404	55,355	$172,389	—	$(9,985)	55,355
Assets
Percentage of Adjusted Gross
Deferred Tax Assets by Tax
Character Attributable to the	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Impact of Tax Planning Strategies
Net Admitted Adjusted Gross	$162,404	55,355	$161,392	—	$1,012	55,355
Deferred Tax Assets
Percentage of Net Admitted
Adjusted Gross Deferred Tax
Assets by Tax Character Because
of the Impact of Tax Planning	0.00%	0.00%	26.06%	0.00%	(26.06)%	0.00%
Strategies

The Company's tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company's main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31,	December 31,	December 31,
	2019	2018	2017
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(21,279)	$(3,553)	$(65,461)
Federal Income Tax Expense on Net Capital Gains	10,362	—	8,105
Current Income Tax (Benefit) Expense	$(10,917)	$(3,553)	$(57,356)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The main components of the Company's DTAs and DTLs as of December 31, 2019 and 2018 were as follows:

(In Thousands)	December 31,	December 31,	Change
	2019	2018
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$89,538	$97,382	$(7,844)
Investments	2,389	23,255	(20,866)
Deferred Acquisition Costs	28,246	22,997	5,249
Fixed assets	1,018	—	1,018
Compensation and benefits accrual	1,581	—	1,581
Receivables-nonadmitted	4,172	—	4,172
Net Operating Loss carry-forward	—	—	—
Tax credit carry-forward	33,288	—	33,288
Other (Including Items <5% of Total Ordinary Tax Assets)	2,172	28,755	(26,583)
Total Ordinary Deferred Tax Assets	$162,404	$172,389	$(9,985)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	10,997	(10,997)
Admitted Ordinary Deferred Tax Assets	$162,404	$161,392	$1,012
Capital:
Investments	55,355	—	55,355
Net Capital Loss Carry forward	—	—	—
Subtotal	55,355	—	55,355
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—
Admitted Capital Deferred Tax Assets	55,355	—	55,355
Admitted Deferred Tax Assets	$217,759	$161,392	$56,367
Deferred Tax Liabilities:
Ordinary
Investments	$61,445	$26,602	$34,843
Policyholder Reserves	51,328	51,525	(197)
Subtotal	$112,773	$78,127	$34,646
Capital:
Investments	25,517	—	25,517
Subtotal	25,517	—	25,517
Deferred Tax Liabilities	$138,290	$78,127	$60,163

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$83,265	$(3,796)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2019	December 31, 2018	Change
Total Deferred Tax Assets	$217,759	$172,389	$45,370
Total Deferred Tax Liabilities	138,290	78,127	60,163
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Statutory Valuation Allowance	—	—	—
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Tax Effect of Unrealized (Gains)/Losses			41,549
Change in Net Deferred Income Tax			$(56,342)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2019, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018			December 31, 2017
		Tax	Effective		Tax Effect	Effective		Tax	Effective
Description	Amount	Effect @		Amount			Amount	Effect @
		21%	Tax Rate		@ 21%	Tax Rate		35%	Tax Rate
Net Income Before Taxes	$244,594	$51,365	17.5%	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%
Pre-tax Capital Gains - Pre	49,342	10,362	3.5%	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%
IMR
Dividends Received		(3,970)	(1.4)%		(16,026)	(15.4)%		(25,309)	(10.9)%
Deduction
Exhibit 5a adjustment		(1,352)	(0.5)%		—	— %		—	— %
Non-deductible Expenses		—	— %		60	0.1%		61	— %
Reversal of IMR		(1,670)	(0.6)%		(3,179)	(3.1)%		(8,981)	(3.9)%
Change in Non-admitted		(10,236)	(3.5)%		(2,576)	(2.5)%		881	0.4%
assets
Prior Year Over/Under		(492)	(0.2)%		2,083	2.0%		(8,058)	(3.5)%
Accrual
Tax Credit Adjustment		(15,369)	(5.2)%		—	— %		83,440	35.9%

Tax Differences in Wholly		16,694	5.7%		(32,785)	(31.5)%		(91,695)	(39.5)%
Owned Subsidiaries
Other		93	0.2%		5	— %		117	0.2%
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%
Federal Income Taxes
		$(10,917)	(3.7)%		$(3,553)	(3.4)%		$(57,356)	(24.7)%
Incurred
Change in Net Deferred		56,342	19.2%		(27,017)	(26.0)%		89,076	38.4%
Income Taxes
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%

At December 31, 2019, the Company had no net operating loss or capital loss carry forwards. At December 31, 2019, the Company had $19.5 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2020. At December 31, 2019, the Company had $13.8 million of general business credit carry forwards, which will begin to expire, if not utilized, in 2029.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

As of December 31, 2019, the Company had no capital income tax expense in the preceding years that will be available for recoupment in the event of future losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

The Tax Cuts and Jobs Act ("the Act") repealed the corporate Alternative Minimum Tax (and its related credit) for tax years beginning after December 31, 2017. To the extent the Company possesses an AMT credit carryover as of that date, the Company is generally permitted to utilize the credit to the extent of the Company's regular tax liability for the year. In addition, for tax years 2018, 2019, and 2020, to the extent the Company's AMT credit carryover exceeds the Company's regular tax liability, 50% of the excess AMT credit carryover is refundable. Any remaining AMT credit carryover becomes completely refundable in 2021.

Below is a summary of the Company's 2019 activity related to its AMT credit carryover:

(In Thousands)

(1)Gross AMT Credit Recognized as:

	a. Current year recoverable	$1,683
	b. Deferred tax asset (DTA)	—
(2)	Beginning Balance of AMT Credit Carry forward	1,683
(3)	Amounts Recovered	—
(4)	Adjustments	—
(5)	Ending Balance of AMT Credit Carry forward (5=2-3-4)	1,683
(6)	Reduction for Sequestration	—
(7)	Nonadmitted by Reporting Entity	—
(8)	Reporting Entity Balance (8=5-6-7)	$1,683

Tax years prior to 2016 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service ( the "IRS") held open conference for tax years 2014 and 2015. The audit was closed in 2019 with no material changes. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits ("UTBs") as of December 31, 2019 and 2018. As of December 31, 2019, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2019 and December 31, 2018. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2019, 2018 and 2017. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2019 tax year with its wholly- owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

16.CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company's ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve- month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:

(i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company's total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2019, April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $200.0 million, $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In October 2019, the Parent contributed $16.9 million to the Company in the form of an other invested asset which was nonadmitted at December 31, 2019. The Company received a capital contribution from the Parent during the first quarter of 2020 in the amount of $100.0 million, as described in Note 21.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $560.0 million and $256.0 million at December 31, 2019 and 2018, respectively.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2019 and 2018.

17.COMMITMENTS AND CONTINGENT LIABILITIES Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $128.0 million and $112.9 million as of December 31, 2019 and December 31, 2018, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH which were paid in the first quarter of 2019 and were included in the amounts disclosed in Note 2.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.1 million and $3.2 million for guaranty fund assessments as of December 31, 2019 and 2018, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2019 and 2018, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF's affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2019 and reported in the current financial statements:

•Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•Certain FHLB capital stock.

•Certain bonds on deposit with governmental authorities as required by law.

•Certain cash deposits held in a mortgage escrow account (see "Other restricted assets" below).

•Derivative cash collateral which was reported as cash equivalents (see "Assets pledged as collateral not captured in other categories" below).

•Certain cash collateral for brokerage margin.

•Cash held in a tax escrow account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following were restricted assets (including pledged assets):

(In Thousands)
			Current Year							Percentage
			Total					Total	Total		Admitted
	Total	G/A	Separate	S/A Assets						Gross
			Account			Total		Current	Current		Restricted
Restricted Asset	General	Supporting	(S/A)	Supporting			Increase/	Year Non	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Admitted	Total	Admitted
Category	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Restricted	Assets	Assets
Subject to
Repurchase	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Agreements
Subject to Reverse
Repurchase	340,789	—	—	—	340,789	347,813	(7,024)	—	340,789	0.9%	0.9%
Agreements
FHLB Capital Stock	30,690	—	—	—	30,690	16,425	14,265	—	30,690	0.08%	0.08%
On Deposit with	5,214	—	—	—	5,214	5,193	21	—	5,214	0.01%	0.01%
States
Pledged as Collateral
to FHLB (Including
Securities and
Commercial	610,287	—	—	—	610,287	603,517	6,770	—	610,287	1.61%	1.61%
Mortgage Loans)
Other Restricted	52,817	—	—	—	52,817	139,833	(87,016)	—	52,817	0.14%	0.14%
Assets
Total Restricted	$1,064,797	$—	$—	$—	$1,064,797	$1,137,781	$(72,984)	$—	$1,064,797	2.81%	2.81%
Assets

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

			Gross Restricted
(In Thousands)			Current Year						Percentage
			Total					Total		Admitted
	Total	G/A	Separate	S/A Assets					Gross
			Account			Total		Current		Restricted
Description of	General	Supporting	(S/A)	Supporting			Increase/	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Total	Admitted
Assets	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Assets	Assets
Mortgage Escrow	$2,827	$—	$—	$—	$2,827	$3,430	$(603)	$2,827	0.01%	0.01%
Restricted Cash - Tax	—	—	—	—	—	11,280	(11,280)	—
Escrow									—	—
Restricted Cash -	49,990	—	—	—	49,990	125,123	(75,133)	49,990	0.13%	0.13%
Derivative Collateral
Total	$52,817	$—	$—	$—	$52,817	$139,833	$(87,016)	$52,817	0.14%	0.14%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2019, 2018 and 2017 were $2.4 million, $2.4 million, and $2.3 million, respectively, under this lease.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2019, 2018 and 2017 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2019, 2018 and 2017 were $0.4 million under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for a Chicago, Illinois office which expired July 29, 2018. The Company entered into a new sublease effective August 1, 2018 which expired on August 31, 2019. Effective September 1, 2019 , the Company entered into a thirteen-month lease agreement that expires on September 30, 2020. Rental expenses for 2019, 2018 and 2017 were $0.3 million under this sublease. A portion of these rental expenses are reimbursed by CSP&C.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2019 was $83.0 thousand. Rental expense for 2018 was $0 due to the abatement of the first five months of rent. Effective January 2020, the Company entered into a lease agreement for additional space in this Chicago office that also expires on May 31, 2025. The rental expenses are reimbursed by CSHMS.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Chicago office that expired on November 30, 2019. The term was extended on a month-to-month basis after November 30, 2019 and the agreement was terminated in January 2020. Rental expenses for 2019 were $0.2 million. These rental expenses are reimbursed by CSHMS.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional four months with a monthly rental expense of approximately $18.8 thousand. Effective April 1, 2019, the Company renewed the lease for an additional 12 months with a monthly rental expense of approximately $17.9 thousand. Effective September 1, 2019, the Company assigned the lease to an affiliate, Gainbridge Insurance Agency, LLC.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense is approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. Rental payments commenced once the Company took possession of the space which was on March 6, 2019. The first three months of rent in 2019 were abated. Rental expense for 2019 was $0.1 million. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019 the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by

CSHMS.

Effective December 20, 2019 the Company entered into a one-year lease agreement for an office in Columbia, South Carolina with rent payments beginning in January 2020. These rental expenses will be reimbursed by

CSHMS.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

a.At December 31, 2019, future minimum aggregate rental commitments were as follows:

Year Ending	(In Thousands)
December 31,	Operating Leases
2020	$3,193
2021	3,076
2022	3,220
2023	1,831
2024	1,044
Aggregate Total All Future	$1,006
Years

18. DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the "Facility") with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. The Facility terminated on December 12, 2019. Borrowings under the Facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility had a 270 days rolling margin commitment. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019, 2018, and 2017 were approximately $0.9 million, $0.9 million, and $1.7 million, respectively. There were no outstanding borrowings as of December 31, 2019 and 2018.

19. FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company's general operations would be accounted for as borrowed money. As indicated in Note 2, the FHLB also issued a $12.0 million letter of credit to the Company on behalf of an unrelated party effective September 30, 2019 with an initial expiration date of August 15, 2020. Collateral related to the letter of credit is included in the disclosures below. As of December 31, 2019 and 2018, respectively, there was $565.0 million and $365.0 million outstanding to the FHLB.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB Capital Stock
Aggregate Totals
						General		Separate
Year Ended 2019 (In Thousands)				Total		Account		Accounts
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,949		2,949	—
Activity Stock					23,016		23,016	—
Excess Stock					4,725		4,725	—
Aggregate Total					$30,690	$	30,690	$—
Actual or Estimated Borrowing Capacity as
					$747,256		XXX	XXX
Determined by the Insurer
Year Ended 2018 (In Thousands)
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,587		2,587	—
Activity Stock					13,838		13,838	—
Excess Stock					—		—	—
Aggregate Total					$16,425	$	16,425	$—
Actual or Estimated Borrowing Capacity as
					$471,449		XXX	XXX
Determined by the Insurer
Membership Stock (Class A and B) Eligible for Redemption
(In Thousands)
Membership	Current Year		Not Eligible		6 months to		1 to Less
			for			Less Than 6 Less Than 1		3 to 5 Years
stock	Total		Redemption	Months		Year	Than 3 Years
Class A	$	— $	— $		— $	— $	— $	—
Class B	2,949		2,949		—	—	—	—
Collateral Pledged to FHLB
Amount Pledged as of Reporting Date
							Carrying	Aggregate
(In Thousands)					Fair Value			Total
							Value	Borrowing
Current Year General Account Total Collateral Pledged						$868,893	$849,372	$565,000
Current Year Separate Accounts Total Collateral Pledged						—	—	—
Current Year Total General and Separate Accounts Total Collateral						868,893	$849,372	$565,000
Pledged					$

Prior Year End Total General and Separate Accounts Total Collateral						607,674	$603,518	$365,000
Pledged					$

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Maximum Amount Pledged During Reporting Period
			Carrying	Aggregate
(In Thousands)		Fair Value		Total
			Value	Borrowing
Current Year General Account Maximum Collateral Pledged		$922,781	$897,192	$565,000
Current Year Separate Accounts Maximum Collateral Pledged		91,551	90,924	—
Current Year Total General and Separate Accounts Maximum		$1,014,332	$988,116	$565,000
Collateral Pledged
Prior Year End Total General and Separate Accounts Total Collateral
		$644,799	$641,248	$365,000
Pledged
Borrowing from FHLB

Amount as of Reporting Date
Current Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	565,000	565,000	—	508,480
Other	—	—	—	XXX
Aggregate Total	$565,000	$565,000	$—	$508,480

Prior Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX
Aggregate Total	$365,000	$365,000	$—	$320,507

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General	Separate
		Account	Accounts
Debt	$—	$—	$—
Funding Agreements	565,000	565,000	—
Other	—	—	—
Aggregate Total	$565,000	$565,000	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB - Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
Debt	NO
Funding Agreements	YES
Other	NO

20. Health Business

Beginning in 2019, the Company issued Medicare Advantage products in the states of Colorado, North Carolina and Virginia, resulting in approximately $0.5 million of premium written in 2019. There was no premium written in 2018 or 2017.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for the Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $28.5 thousand for 2019 representing 6.0% of total direct health premiums written for 2019.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the contract. The Company's Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company's direct health premiums written are subject to this redetermination feature.

The Company's actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2019 or 2018 subject to the risk-sharing provisions of the Affordable Care Act ("ACA").

Change in Incurred Losses and Loss Adjustment Expenses

There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses. The Company did not write any health insurance business in 2018 or 2017 and therefore had no prior year development.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

The following table discloses paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the year ended December 31, 2019.

In thousands		2019
	Current Year	Prior Year	Total
Beginning of year claim reserve	Incurred	Incurred
	$—	$—	$—
Paid claims - net of health care	555	—	555
receivable
End of year claim reserve	131	—	131
Incurred claims excluding the	686	—	686
change in health care receivable
Beginning of year health care	—	—	—
receivable
End of year health care receivable	20	—	20
Total incurred claims	$666	$—	$666

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The Company incurred claims adjustment expenses ("CAE") of $65.3 thousand in 2019. The Company did not incur or pay claim adjustment expenses in the current year that was attributable to prior years.

Premium Deficiency Reserves

		In thousands
1.	Liability carried for premium deficiency reserves		$679
2.	Date of the most recent evaluation of this liability		2/18/2020
3.	Was anticipated investment income utilized in the	Yes [	] No [ X ]
	calculation?

21. SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2020 to April 27, 2020, the date the financial statements were issued.

Type I - Recognized Subsequent Events:

During the first quarter of 2020, the Company received $100.0 million in cash contributions from its Parent. As these contributions were received prior to the filing of the annual statement, and the contributions were approved by the State of Delaware Department of Insurance, the contributions were recorded as of December 31, 2019. The corresponding receivable from Parent was considered an admitted asset as prescribed by SSAP No. 72 "Surplus and Quasi-Reorganizations."

Type II - Nonrecognized Subsequent Events:

During 2020, the Company borrowed $320.0 million from the FHLB by entering into short term advance agreements, of which $250.0 million has been repaid. Also during 2020, the Company entered into additional funding agreements with the FHLB for $248.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Subsequent to December 31, 2019, on March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, "the CARES ACT", was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. The Company is required to recognize the effect on the financial statements in the period the law was enacted, which is 2020. At this time, for 2018 and 2019, the Company does not expect the impact of the CARES ACT on the Company's financial position or results of operations to be material.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. As of April 27, 2020, the Company has taken steps to protect its employees and seek to maintain business continuity. The Company further believes that its capital and liquidity positions enable it to weather current market volatilities and business disruptions related to the pandemic. However, there is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic cannot reasonably be estimated at this time.

On April 23, 2020, the Company declared an ordinary dividend of $65.0 million to the Parent to be paid on or after April 24, 2020.

PART C

ITEM 26.  EXHIBITS

A.

Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.) Exhibit A

B.	None.

C.	(1)

Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on April 30, 2009.) Exhibit C(1)

(2)

Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on April 30, 2009.) Exhibit C(2)

(3)

Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.) Exhibit C(3)

(4)

Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.) Exhibit C(4)

(5)

Sales Operations and General Agent Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April 27, 2012.) Exhibit C(5)

D.	(1)

Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 21, 1997.) Exhibit D(1)

(2)

Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 21, 1997.) Exhibit D(2)

(3)

Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit D(3)

(4)

Additional Protection Benefit Rider (APB Rider) (Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit D(4)

(5)

Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December 9, 1998.) Exhibit D(5)

(6)

Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December 9, 1998.) Exhibit D(6)

(7) Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit D(7)

(8)

Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit D(8)

E.	(1)

Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 21, 1997.) Exhibit E(1)

(2)

Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(2)

(3)

Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(3)

(4)

Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(4)

(5) Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(5)

(6)

Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit E(6)

F.	(1)

Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.) Exhibit F(1)

(2)

Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.) Exhibit F(2)

G.	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit G

H.	(1)

Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(1)

(2)

Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.) Exhibit H(2)

(3)

Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(3)

(4)

Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc,, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.) Exhibit H(4)

(5)

Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit H(5)

(6)

Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust, and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 22, 2002.) Exhibit H(6)

(7)

Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.) Exhibit H(7)

(8)

Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July 3, 2002.) Exhibit H(8)

(9)

Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(9)

(10)

Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 30, 2005.) Exhibit H(10)

(11)

Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 21, 1997.) Exhibit H(11)

(12)

Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 1999.) Exhibit H(12)

(13)

Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(13)

(14)

Participation Agreement, dated October 1, 2008, as amended through May 7, 2018, by and among Delaware Life Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(14)

(15)

Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(15)

I.

Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit I

J.	(1) Powers of Attorney (Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019); Exhibit (J)(1)

(2) Resolution of the Board of Directors of the Depositor dated April 23, 2020, authorizing the use of Powers of Attorney for Officer signatures.*

K.	Legal Opinion.*

L.	None.

M.	None.

N.	(1) Consent of Independent Registered Public Accounting Firm.*

(2) Representation of Counsel Pursuant to Rule 485(b).*

O.	None.

P.	None.

Q.	None.

R.	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC.*

    * Filed herewith.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is filed herewith as Exhibit R. None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

* The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 27th day of April, 2020.

DELAWARE LIFE VARIABLE ACCOUNT G
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chairman and Director	April 27, 2020
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Daniel J. Towriss*	Chief Executive Officer and President and	April 27, 2020
Daniel J. Towriss	Director
(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 27, 2020
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

/s/ Dennis A. Cullen*	Director	April 27, 2020
Dennis A. Cullen

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 27, 2020
Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019. Resolution of the Board of Directors is included herein as Exhibit J(2).

EXHIBIT INDEX

J(2)	Resolution of the Board of Directors of the Depositor

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)

R	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC